UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _2/28

Date of reporting period: _08/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
August 31, 2016

Franklin Tax-Free Trust

Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Michigan Tax-Free Income Fund
Franklin Minnesota Tax-Free Income Fund
Franklin Ohio Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

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Contents

Semiannual Report
Municipal Bond Market Overview	3
Investment Strategy and Manager’s Discussion	5
Franklin Arizona Tax-Free Income Fund	6
Franklin Colorado Tax-Free Income Fund	12
Franklin Connecticut Tax-Free Income Fund	19
Franklin Michigan Tax-Free Income Fund	26
Franklin Minnesota Tax-Free Income Fund	32
Franklin Ohio Tax-Free Income Fund	38
Franklin Oregon Tax-Free Income Fund .	44
Franklin Pennsylvania Tax-Free Income Fund	50
Financial Highlights and Statements of Investments	57
FinancialStatements	126
Notes to Financial Statements	134
Shareholder Information	145

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the semiannual report

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Semiannual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market but underperformed U.S. stock markets during the 6-month period ended August 31, 2016. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +3.14% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +2.11% total return.1 U.S. equities, as represented by the Standard & Poor’s 500 Index, outperformed municipals with a +13.60% total return for the reporting period.1 Following a sell-off that began in November 2015, U.S. equities rebounded sharply in February. This trend marked the beginning of a period of “risk on” sentiment that lasted through period-end and impacted the fixed income markets as well. Both high yield corporates and high yield municipals outperformed their investment grade counterparts. In our opinion, municipal bonds continued to offer significant value because of their tax-exempt yields and relatively low risk.

After raising its target range for the federal funds rate to 0.25%–0.50% last year, the Federal Reserve (Fed) maintained its target through period-end. At its June meeting, the Fed indicated that in determining the timing and size of future adjustments to the target range, it would assess realized and expected economic conditions relative to its objectives of maximum employment and 2.0% inflation. Following strong July employment data, the Fed signaled that interest rates could increase in the near term, given continued strength in labor market conditions and the Fed’s positive outlook on future economic growth. Nonetheless, the Fed expected economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate. This policy position was one factor that led to benchmark 10-year and 30-year tax-exempt interest rates ending the period lower than where they began.

In June, Britain voted to leave the European Union in the much-publicized “Brexit” referendum. The outcome roiled financial markets in the short-run even as the long-term ramifications of a British exit from the European Union remained uncertain. Global equity markets sold off briefly while both U.S. Treasuries and municipal bonds rallied sharply in the immediate aftermath of the Brexit vote.

In 2016, municipal bond funds have recorded 35 consecutive weeks of inflows, reflecting solid demand for tax-exempt debt. During the period under review, bonds with longer maturities generally performed better than bonds with shorter maturities. High yield municipal bonds outperformed investment-grade municipals, reflective of the “risk on” sentiment seen during the period. High yield tax-exempt bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, generated a +7.29% total return for the period.1 Approximately $201 billion in bonds were issued over the past six months; this was offset, however, by the nearly $184 billion in bonds that either matured or were called out of the market, making net supply only slightly positive for the period, at $17 billion.2 This supportive supply and demand dynamic contributed to positive returns for the period.

Several developments affected Puerto Rico bonds over the reporting period. On May 19, 2016, the House Committee on Natural Resources introduced a bill, the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which sought to provide an oversight board as well as a restructuring process. PROMESA was approved by Congress and signed into law by President Obama on June 30, 2016. On August 31, 2016, the president appointed the seven member oversight board. It is unclear at this time what potential impact, if any, that PROMESA may have on ongoing restructuring discussions, including discussions with PREPA detailed below.

We look forward to continuing to work with Puerto Rico and the new oversight board to promote responsible solutions to the island’s fiscal and economic problems so it may regain needed access to the capital markets.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds we own. On December 23, 2015, PREPA and more than 70% of its creditors reached an agreement on an Amended and Restated Restructuring Support Agreement (RSA) that would provide, among other things, for a restructuring of PREPA debt at 85 cents on the dollar for some of its outstanding debt, and outlined a Bond Purchase Agreement (BPA) whereby certain of those creditors would purchase new bonds to be issued by PREPA.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
2. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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Semiannual Report 3

MUNICIPAL BOND MARKET OVERVIEW

Legislation to establish the necessary securitization framework for the new PREPA debt was passed on February 16, 2016. In June, the Puerto Rico Energy Commission approved a “transition” charge to PREPA customers that will secure the new debt that will be issued to facilitate the PREPA restructuring. In our view, the implementation of the RSA provides the basis for PREPA to provide more reliable and lower-cost service, fund its capital needs for the medium term, help ensure environmental compliance, diversify generation resources to include more natural gas, and provide jobs.

On April 5, 2016, the Governor signed legislation allowing him to impose a debt moratorium on most debt issued by Puerto Rico and its agencies and that stays all related litigation until January 2017. Subsequently, the governor declared the aforementioned moratorium for several issuers. During the period under review, Puerto Rico and its municipal issuers defaulted on some of their debt and at this point it is unclear what they will pay in the future.

In June 2014, Puerto Rico enacted its own bankruptcy law called the Debt Enforcement and Recovery Act (DERA). Certain Franklin Municipal Bond Funds and another fund family quickly brought suit against Puerto Rico saying, among other things, that the U.S. Bankruptcy Code pre-empted DERA. In July 2015, the U.S. Court of Appeals for the First Circuit ruled 3-0 in our favor, affirming the prior ruling by the District Court in Puerto Rico that the U.S. Bankruptcy Code pre-empts DERA. Puerto Rico appealed to the U.S. Supreme Court, which heard the case on March 22, 2016, and on June 13, 2016 ruled 5-2 to uphold the First Circuit ruling.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 5

Franklin Arizona Tax-Free Income Fund

We are pleased to bring you Franklin Arizona Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	7.62%
AA	54.24%
A	16.27%
BBB	8.03%
Below Investment Grade	1.16%
Refunded	8.48%
Not Rated	4.20%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.07 on February 29, 2016, to $11.26 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 18.84 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.18% based on an annualization of August’s 3.12 cent per share dividend and the maximum offering price of $11.76 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Arizona personal income tax bracket of 46.14% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.90% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.15	2.63	3.24
April	3.15	2.63	3.24
May	3.15	2.63	3.24
June	3.15	2.63	3.24
July	3.12	2.60	3.21
August	3.12	2.60	3.21
Total	18.84	15.72	19.38

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Arizona’s economy continued to expand during the period under review. The state’s unemployment rate rose from 5.5% in February 2016 to 5.8% in August and remained higher than the

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 60.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

4.9% national rate.3 Job growth was subdued and declined marginally across some of the largest sectors such as the government and professional and business services. In contrast, education and health services, construction, and trade, transportation and utilities provided employment opportunities. In the state’s housing market, which was significantly affected by the last recession, home prices rose, while foreclosure rates remained high.

The state concluded fiscal year (FY) 2016 on June 30 with a budget surplus, which exceeded expectations. Collections across the state’s major revenue categories were mixed, with individual income tax collections contributing significantly to general fund revenues. The state legislature approved higher spending in FY 2017 on universities, the Department of Economic Security and the Department of Child Safety compared to FY 2016. Sales and use taxes and individual income tax collections are expected to contribute significantly to revenue generation. The budget also provided an additional tax cut for business owners. Although the forecasted budget surplus is lower than the previous fiscal year, the budget is structurally balanced as ongoing revenues are projected to exceed ongoing spending in FY 2017.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $776 per capita and 2.1% of personal income, compared with the national medians of $1,025 and 2.5%, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Arizona’s AA issuer credit rating with a stable outlook.5 The rating reflected S&P’s view of Arizona’s long-term creditworthiness based on ongoing improvement in the state’s economy and continued population and job growth that are outpacing the nation’s. S&P further cited Arizona’s strong financial position, low other postemployment benefits and moderate debt burden.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Breakdown
8/31/16
% of Total
Investments*
Utilities	22.5%
Higher Education	15.3%
Tax-Supported	14.3%
Refunded**	14.2%
Hospital & Health Care	12.2%
Subject to Government Appropriations	7.3%
Transportation	6.3%
Other Revenue	3.5%
Housing	2.8%
General Obligation	1.6%
*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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Semiannual Report 7

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FTAZX)	$11.26	$11.07	+$0.19
C (FAZIX)	$11.44	$11.24	+$0.20
Advisor (FAZZX)	$11.29	$11.10	+$0.19

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.1884
C	$0.1572
Advisor	$0.1938

See page 10 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.62%
6-Month	+3.44%	-0.95%
1-Year	+6.78%	+2.28%	+1.16%
5-Year	+26.66%	+3.93%	+3.53%
10-Year	+54.53%	+4.00%	+3.89%
C					1.17%
6-Month	+3.19%	+2.19%
1-Year	+6.18%	+5.18%	+4.21%
5-Year	+23.26%	+4.27%	+3.86%
10-Year	+46.39%	+3.88%	+3.77%
Advisor[6]					0.52%
6-Month	+3.48%	+3.48%
1-Year	+6.86%	+6.86%	+5.87%
5-Year	+27.34%	+4.95%	+4.54%
10-Year	+56.10%	+4.55%	+4.45%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.18%	5.90%	1.22%		2.27%
C	2.73%	5.07%	0.72%		1.34%
Advisor	3.41%	6.33%	1.39%		2.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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Semiannual Report 9

FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +49.68% and
+5.06%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Arizona personal income tax rate of
46.14%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,034.40	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16
C
Actual	$1,000	$1,031.90	$5.99
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96
Advisor
Actual	$1,000	$1,034.80	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 11

Franklin Colorado Tax-Free Income Fund

We are pleased to bring you Franklin Colorado Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AA	48.11%
A	16.74%
BBB	10.32%
Below Investment Grade	3.59%
Refunded	19.86%
Not Rated	1.38%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.94 on February 29, 2016, to $12.11 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 22.29 cents per share for the reporting period.2 The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.49% based on an annualization of August’s 3.68 cent per share dividend and the maximum offering price of $12.65 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Colorado personal income tax bracket of 46.20% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.49% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.75	3.19	3.85
April	3.75	3.19	3.85
May	3.75	3.19	3.85
June	3.68	3.12	3.78
July	3.68	3.12	3.78
August	3.68	3.12	3.78
Total	22.29	18.93	22.89

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Colorado’s broad and diverse economy continued to grow during the six months under review as the state’s trends in population, workforce, personal income, housing market stability and cost of living generally improved. The state has benefited from a solid economy in past several years, despite a recent downtrend in the relatively small oil and gas

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 68.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

employment sector. The state supports attractive emerging industries, such as technology, telecommunications and renewable energy, and offers an outdoor lifestyle that appeals to new residents. Personal income has exceeded the national average, encouraging population growth that has been aided by migration. The number of jobs in Colorado has continued to increase during the period, although more slowly than in 2015, and has not kept pace with recent labor force growth. Colorado’s unemployment rate rose from 3.0% in February to 3.8% at period-end, remaining lower than the national unemployment rate that ended the period unchanged at 4.9%.3

Colorado has continued to experience improved revenue growth in recent years, which has supported higher-than-budgeted general fund ending balances. The state ended fiscal year 2015–2016 on June 30 with a modest surplus. Colorado’s enacted fiscal year 2015–2016 budget included increased spending on K-12 and special education, higher education and college student aid, corrections and parole reform, disaster recovery and preparedness efforts, incentives to attract growing companies, and boosting the general fund reserve. The state’s 2016–2017 fiscal year budget included increased funding for K-12 education, expanded capital construction projects and increased appropriations to health and human services. During June, two economic forecasts projected a modest 2016–2017 budget shortfall for Colorado, indicating the likely need for midyear budget adjustments.

Colorado’s debt levels were lower than those of most states, with net tax-supported debt at $424 per capita and 0.9% of personal income, compared with the $1,025 and 2.5% national medians.4 During the period, independent credit rating agency Standard and Poor’s (S&P) affirmed its Colorado issuer rating of AA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s deep and diversified economy that continued to demonstrate above-average income, employment and population trends. S&P noted Colorado’s recent strong financial performance supporting healthy budget reserves, a history of making midyear budget adjustments during economic downturns, quarterly budget oversight, and the state’s low debt and moderate other postemployment benefit levels. The rating agency also mentioned the strong creditworthiness of the state and that pledged revenues are subject to annual legislative approval. According to S&P, the rating was offset by concerns surrounding Colorado’s weak pension funding ratio and history of contributions below statutory requirements. The agency also cited the state’s constitutional provisions that limit tax revenue and require a minimum level of school expenditures, which it believes limits revenue and spending flexibility.

Portfolio Breakdown

8/31/16

% of Total
Investments*
Refunded**	24.9%
Hospital & Health Care	16.1%
Utilities	13.9%
Tax-Supported	12.7%
Subject to Government Appropriations	12.3%
Higher Education	11.1%
General Obligation	3.7%
Other Revenue	2.7%
Transportation	2.6%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FRCOX)	$12.11	$11.94	+$0.17
C (FCOIX)	$12.24	$12.07	+$0.17
Advisor (FCOZX)	$12.11	$11.94	+$0.17

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.2229
C	$0.1893
Advisor	$0.2289

See page 17 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.65%
6-Month	+3.32%	-1.07%
1-Year	+6.46%	+1.97%	+0.96%
5-Year	+26.11%	+3.84%	+3.41%
10-Year	+52.99%	+3.89%	+3.81%
C					1.20%
6-Month	+3.00%	+2.00%
1-Year	+5.81%	+4.81%	+3.83%
5-Year	+22.61%	+4.16%	+3.73%
10-Year	+44.84%	+3.77%	+3.68%
Advisor[6]					0.55%
6-Month	+3.37%	+3.37%
1-Year	+6.56%	+6.56%	+5.49%
5-Year	+26.74%	+4.85%	+4.40%
10-Year	+54.07%	+4.42%	+4.32%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.49%	6.49%	1.23%		2.29%
C	3.06%	5.69%	0.72%		1.34%
Advisor	3.75%	6.97%	1.39%		2.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.87% and
+5.34%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Colorado personal income tax rate of
46.20%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,033.20	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26
C
Actual	$1,000	$1,030.00	$6.09
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06
Advisor
Actual	$1,000	$1,033.70	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Connecticut Tax-Free Income Fund

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	8.99%
AA	42.75%
A	24.34%
BBB	2.56%
Below Investment Grade	3.17%
Refunded	17.67%
Not Rated	0.52%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.69 on February 29, 2016, to $10.87 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 18.48 cents per share for the reporting period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.08% based on an annualization of August’s 2.91 cent per share dividend and the maximum offering price of $11.35 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Connecticut personal income tax bracket of 47.62% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.88% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.19	2.69	3.27
April	3.19	2.69	3.27
May	3.19	2.69	3.27
June	3.09	2.59	3.17
July	2.91	2.41	2.99
August	2.91	2.41	2.99
Total	18.48	15.48	18.96

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Connecticut’s economy grew moderately during the six-months under review. For the period under review, home prices rose marginally, foreclosure rates rose and new permits declined. Deteriorating demographics with slow population growth and declining average annual wages generally led to weak

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 76.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

performance in the housing market. Connecticut’s unemployment rate fluctuated slightly during the review period and ended at 5.6%, which was higher than the 4.9% national rate reported in August.3 The government, professional and business services and financial sectors experienced marginal job growth, and employment across education and health services, manufacturing and leisure and hospitality slightly increased during the period under review. Employment in the construction and trade, transportation and utilities sectors slightly declined. Overall, the state remained among the nation’s wealthiest, with strong per-capita income, well above national levels.

The budget office anticipated weaker-than-projected revenue growth, and subsequently, a potential budget deficit for fiscal year 2016. Lower income tax collections led to lower-than-expected general fund revenues. The state legislature approved the fiscal year 2017 budget, which included spending cuts and additional revenue measures. Although the budget implied no further state tax increases, it reduced general fund spending by 4.4% from the previous year. It included elimination of several state government jobs to substantially reduce future deficits, and spending cuts in grants for municipalities, school transportation and hospitals. The legislature also affirmed that future budgets would be based on fixed costs, such as debt service, Medicaid, pensions and other entitlements.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.8% of personal income and $6,155 per capita, compared with the national medians of 2.5% and $1,025 respectively.4 The state’s debt included financing for schools and other municipal projects that are funded at the local level in most states. During the period, independent credit rating agency Standard & Poor’s (S&P) lowered its rating on the state’s general obligation debt from AA to AA- with a stable outlook.5 In S&P’s view, the state does not have the flexibility to meet unanticipated revenue shortfalls and is poorly positioned in case of an economic downturn. Although a stable outlook reflects that recent budget adjustments have been structural, rising debt service, pension and other postem-ployment benefits costs could increase fixed expenses and hamper the state’s ability to make further budget cuts in case of revenue shortfalls. Also, with the tax increase already sanctioned in the previous two bienniums, the Connecticut’s revenue-raising ability has been constrained. According to S&P, the state’s diverse economy, high wealth and income levels, structural adjustments with active monitoring and adequate operating liquidity support its rating.

Portfolio Breakdown

8/31/16

% of Total
Investments*
Hospital & Health Care	23.0%
Higher Education	22.3%
Refunded**	19.1%
Utilities	14.3%
General Obligation	9.0%
Transportation	3.8%
Other Revenue	3.3%
Tax-Supported	3.2%
Housing	2.0%
*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FXCTX)	$10.87	$10.69	+$0.18
C (FCTIX)	$10.95	$10.77	+$0.18
Advisor (FCNZX)	$10.86	$10.68	+$0.18

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.1848
C	$0.1548
Advisor	$0.1896

See page 24 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.69%
6-Month	+3.44%	-0.92%
1-Year	+6.81%	+2.25%	+1.19%
5-Year	+19.71%	+2.77%	+2.32%
10-Year	+45.71%	+3.39%	+3.29%
C					1.24%
6-Month	+3.13%	+2.13%
1-Year	+6.28%	+5.28%	+4.17%
5-Year	+16.44%	+3.09%	+2.65%
10-Year	+37.99%	+3.27%	+3.17%
Advisor[6]					0.59%
6-Month	+3.49%	+3.49%
1-Year	+6.92%	+6.92%	+5.79%
5-Year	+20.33%	+3.77%	+3.30%
10-Year	+46.63%	+3.90%	+3.80%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.08%	5.88%	1.15%		2.20%
C	2.64%	5.04%	0.66%		1.26%
Advisor	3.30%	6.30%	1.31%		2.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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Semiannual Report 23

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.32% and
+4.55%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Connecticut personal income tax rate of 47.62%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,034.40	$3.54
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.52
C
Actual	$1,000	$1,031.30	$6.35
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31
Advisor
Actual	$1,000	$1,034.90	$3.03
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$3.01

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69%; C: 1.24%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 25

Franklin Michigan Tax-Free Income Fund

We are pleased to bring you Franklin Michigan Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	3.02%
AA	64.98%
A	10.24%
Below Investment Grade	2.92%
Refunded	18.84%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.78 on February 29, 2016, to $12.00 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 20.74 cents per share for the reporting period.2 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.29% based on an annualization of August’s 3.44 cent per share dividend and the maximum offering price of $12.53 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Michigan personal income tax bracket of 45.97% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.09% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.42	2.87	3.51
April	3.47	2.92	3.56
May	3.47	2.92	3.56
June	3.47	2.91	3.56
July	3.47	2.91	3.56
August	3.44	2.88	3.53
Total	20.74	17.41	21.28

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Michigan’s economy generally expanded for the six months under review. Although the state’s economy was diversified, the manufacturing sector continued to serve as a major employment source. Many sectors added jobs, notably professional and business services, education and health services, manufacturing, financial activities and information. However, job growth in the public sector weakened mainly due to deteriorating financial conditions and a decline in the population. Michigan’s unemployment rate fell to 4.5% at period-end, slightly below the 4.9% national average.3 The housing market was positive as home prices rose, the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 91.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

foreclosure rate declined and issuance of new construction permits increased during the review period.

Through April 2016, Michigan’s year-to-date general fund-general purpose revenues were down, while school aid funding revenues were up. Revenue estimates were revised downward in May compared to the January consensus forecast and required adjustments to proposed spending, including lowering resources directed to infrastructure. The fiscal 2017 budget prioritizes sectors such as education, health, job creation and infrastructure investment. The budget proposed an increased investment in school foundation and a substantial reduction in the general fund support for transportation. Additionally, the governor’s fiscal 2017 budget proposal did not identify additional deposits to the budget stabilization fund (commonly referred to as the “rainy day fund”) above mandated annual deposits.

Michigan maintained relatively low debt levels, with net tax-supported debt at $719 per capita and 1.8% of personal income, compared with the national medians of $1,025 and 2.5%, respectively.4 Independent credit rating agency Moody’s Investors Service assigned Michigan’s general obligation rating as Aa1 with a stable outlook.5 The rating reflected the state’s strong financial and liquidity position, strong tax revenues and moderate debt and pension burdens. The rating also reflected Moody’s expectation that the state would continue to oversee local government distress with manageable direct state financial exposure.

Portfolio Breakdown

8/31/16

% of Total
Investments*
General Obligation	29.2%
Refunded**	21.0%
Hospital & Health Care	17.6%
Utilities	11.4%
Higher Education	10.9%
Subject to Government Appropriations	4.8%
Tax-Supported	2.9%
Transportation	2.0%
Housing	0.2%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.

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Semiannual Report 27

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FTTMX)	$12.00	$11.78	+$0.22
C (FRMTX)	$12.18	$11.95	+$0.23
Advisor (FMTFX)	$12.04	$11.81	+$0.23

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.2074
C	$0.1741
Advisor	$0.2128

See page 30 for Performance Summary footnotes.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.64%
6-Month	+3.65%	-0.73%
1-Year	+6.49%	+1.95%	+0.77%
5-Year	+20.75%	+2.94%	+2.60%
10-Year	+46.97%	+3.48%	+3.38%
C					1.19%
6-Month	+3.40%	+2.40%
1-Year	+5.90%	+4.90%	+3.67%
5-Year	+17.48%	+3.27%	+2.91%
10-Year	+39.17%	+3.36%	+3.26%
Advisor[6]					0.54%
6-Month	+3.78%	+3.78%
1-Year	+6.66%	+6.66%	+5.31%
5-Year	+21.50%	+3.97%	+3.58%
10-Year	+48.56%	+4.04%	+3.93%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.29%	6.09%	1.44%		2.67%
C	2.84%	5.26%	0.94%		1.74%
Advisor	3.52%	6.51%	1.62%		3.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

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Semiannual Report 29

FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.03% and
+4.21%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Michigan personal income tax rate of
45.97%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,036.50	$3.29
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26
C
Actual	$1,000	$1,034.00	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06
Advisor
Actual	$1,000	$1,037.80	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 31

Franklin Minnesota Tax-Free Income Fund

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	15.15%
AA	65.86%
A	11.01%
Refunded	7.98%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.63 on February 29, 2016, to $12.71 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 18.93 cents per share for the reporting period.2 The Performance Summary beginning on page 34 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.83% based on an annualization of August’s 3.13 cent per share dividend and the maximum offering price of $13.27 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Minnesota personal income tax bracket of 49.35% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.18	2.59	3.28
April	3.18	2.59	3.28
May	3.18	2.59	3.28
June	3.13	2.54	3.23
July	3.13	2.54	3.23
August	3.13	2.54	3.23
Total	18.93	15.39	19.53

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Minnesota’s broad-based economy expanded during the six months under review. The state’s unemployment rate reached 4.0%, significantly lower than the 4.9% national average.3 Many sectors experienced job growth, including education and health services; trade, transportation, and utilities; leisure and hospitality; and professional and business services. However, the mining and logging sector witnessed job losses. Overall, the state’s labor force participation declined during the review

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 91.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

period. The state’s home prices and building permits rose, while foreclosure rates declined.

The state outperformed its February 2016 revenue forecasts, largely due to higher-than-expected corporate income tax and other receipts. The state also continued to shore up its reserve position, although the budget reserve remained below its target. The 2016 legislative session enacted some revenue and spending appropriation increases but the state plans on maintaining a moderate balance in fiscal 2017. The projected general fund budget for 2018–2019 also predicts a rise in revenues and spending.

Minnesota’s net tax-supported debt was 3.2% of personal income and $1,527 per capita, compared with the national medians of 2.5% and $1,025, respectively.4 Independent credit rating agency Moody’s Investors Service maintained a Aa1 rating with a stable outlook on Minnesota’s general obligation debt, citing the state’s strong financial management that resulted in replenishment of budget reserves, structural budget balance and sound management practices.5 According to Moody’s, some of Minnesota’s challenges are high debt ratios and a history of budgetary gridlocks. Overall, the rating agency believes Minnesota’s economic fundamentals are strong.

Portfolio Breakdown

8/31/16

% of Total
Investments*
General Obligation	29.6%
Refunded**	15.9%
Hospital & Health Care	14.9%
Utilities	14.6%
Higher Education	6.8%
Tax-Supported	5.7%
Transportation	4.3%
Housing	4.0%
Subject to Government Appropriations	3.4%
Other Revenue	0.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.

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Semiannual Report 33

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FMINX)	$12.71	$12.63	+$0.08
C (FMNIX)	$12.84	$12.76	+$0.08
Advisor (FMNZX)	$12.72	$12.64	+$0.08

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.1893
C	$0.1539
Advisor	$0.1953

See page 36 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.64%
6-Month	+2.14%	-2.19%
1-Year	+4.58%	+0.11%	-0.84%
5-Year	+20.85%	+2.96%	+2.65%
10-Year	+51.00%	+3.75%	+3.65%
C					1.19%
6-Month	+1.84%	+0.84%
1-Year	+3.96%	+2.96%	+2.13%
5-Year	+17.54%	+3.29%	+2.98%
10-Year	+43.00%	+3.64%	+3.53%
Advisor[6]					0.54%
6-Month	+2.19%	+2.19%
1-Year	+4.68%	+4.68%	+3.76%
5-Year	+21.43%	+3.96%	+3.65%
10-Year	+52.17%	+4.29%	+4.19%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	2.83%	5.59%	0.73%		1.44%
C	2.37%	4.68%	0.22%		0.43%
Advisor	3.05%	6.02%	0.86%		1.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 36 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.24% and +4.52%.

7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/16.

8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Minnesota personal income tax rate of 49.35%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,021.40	$3.26
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26
C
Actual	$1,000	$1,018.40	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06
Advisor
Actual	$1,000	$1,021.90	$2.75
Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 37

Franklin Ohio Tax-Free Income Fund

We are pleased to bring you Franklin Ohio Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	11.69%
AA	62.66%
A	10.11%
BBB	0.67%
Refunded	14.87%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.90 on February 29, 2016, to $13.07 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 21.00 cents per share for the reporting period.2 The Performance Summary beginning on page 40 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.00% based on an annualization of August’s 3.41 cent per share dividend and the maximum offering price of $13.65 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Ohio personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.60% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.49	2.88	3.59
April	3.59	2.98	3.69
May	3.59	2.98	3.69
June	3.46	2.85	3.56
July	3.46	2.85	3.56
August	3.41	2.80	3.51
Total	21.00	17.34	21.60

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Ohio’s economy continued to grow during the period under review. Home sales also increased and home prices rose. Overall job gains in the state were fairly widespread across a number of sectors and supported a growing workforce, although construction and information lost jobs and low energy prices hurt the mining and logging sector. Ohio’s major metropolitan centers attract significant employers and consequently contain a substantial portion of the state’s

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 101.

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FRANKLIN OHIO TAX-FREE INCOME FUND

population. Some large employers with headquarters located in Ohio’s metropolitan centers include Wal-Mart, Cleveland Clinic Health System, Kroger, Mercy Health and University Hospitals Health System. Ohio features one of the largest U.S. populations, a well-developed higher education system and a strong presence in the auto industry. However, population growth has slowed in recent years due to an outmigration among young professionals, partially attributed to below-average incomes and less attractive employment opportunities. Ohio’s unemployment rate declined from 5.0% in February to 4.7% by period-end, whereas the national rate fluctuated but ended the period unchanged at 4.9%.3

The state ended its fiscal year 2016 on June 30 with a higher-than-estimated general fund balance, despite lower-than-projected income and sales tax revenues given even lower-than-expected Medicaid spending driven by fewer enrollees, including those among certain categories that require more services. This trend allowed a healthy deposit into the state’s budget stabilization fund. Ohio’s enacted 2016–2017 biennium budget continued the implementation of significant tax reform by providing small-business tax relief and personal income tax reduction. The tax reform efforts, however, were partially offset by an increase to the cigarette tax, restriction of the retirement income tax credit and an increased allocation of various taxes to the general revenue fund. The budget also included increasing funding for K-12 education, higher education and Medicaid, and the development of new programs to provide employment opportunities for state residents with disabilities. Ohio has a strong history of implementing budget adjustments regularly and on a timely basis.

Ohio’s net tax-supported debt, at $1,091 per capita and 2.6% of personal income, was slightly above the $1,025 and 2.5% national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s long history of proactive financial and budget management, including frequent and prompt budget modifications to offset decreased revenue. The rating also reflected S&P’s view of the state’s commitment to funding budget reserves, better revenue and budget performance and renewal of the budget stabilization fund, moderate debt levels and significant pension reform changes coupled with steady progress in funding other postemployment benefits. In S&P’s view, the stable outlook also reflected Ohio’s improved structural budget alignment and steady economic growth that has allowed the recent contributions to its budget stabilization fund.

Portfolio Breakdown

8/31/16

% of Total
Investments*
General Obligation	30.2%
Refunded**	20.1%
Higher Education	12.3%
Hospital & Health Care	11.5%
Utilities	11.2%
Other Revenue	5.5%
Tax-Supported	4.5%
Transportation	3.6%
Subject to Government Appropriations	0.7%
Housing	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FTOIX)	$13.07	$12.90	+$0.17
C (FOITX)	$13.24	$13.06	+$0.18
Advisor (FROZX)	$13.08	$12.91	+$0.17

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.2100
C	$0.1734
Advisor	$0.2160

See page 42 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.63%
6-Month	+2.96%	-1.40%
1-Year	+6.11%	+1.56%	+0.53%
5-Year	+25.43%	+3.74%	+3.33%
10-Year	+53.72%	+3.94%	+3.83%
C					1.18%
6-Month	+2.72%	+1.72%
1-Year	+5.53%	+4.53%	+3.46%
5-Year	+21.99%	+4.06%	+3.67%
10-Year	+45.64%	+3.83%	+3.71%
Advisor[6]					0.53%
6-Month	+3.01%	+3.01%
1-Year	+6.20%	+6.20%	+5.12%
5-Year	+26.03%	+4.74%	+4.35%
10-Year	+55.07%	+4.48%	+4.37%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.00%	5.60%	0.92%		1.72%
C	2.54%	4.74%	0.40%		0.75%
Advisor	3.22%	6.01%	1.07%		2.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 42 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect ofClassA’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +46.85% and
+4.82%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Ohio personal income tax rate of
46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

FRANKLIN OHIO TAX-FREE INCOME FUND

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,029.60	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21
C
Actual	$1,000	$1,027.20	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,019.26	$6.01
Advisor
Actual	$1,000	$1,030.10	$2.71
Hypothetical (5% return before expenses)	$1,000	$1,022.53	$2.70

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 43

Franklin Oregon Tax-Free Income Fund

We are pleased to bring you Franklin Oregon Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	13.15%
AA	56.30%
A	13.67%
BBB	3.41%
Below Investment Grade	2.34%
Refunded	11.13%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.89 on February 29, 2016, to $12.10 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 20.49 cents per share for the reporting period.2 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.22% based on an annualization of August’s 3.39 cent per share dividend and the maximum offering price of $12.64 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Oregon personal income tax bracket of 49.38% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.36% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.44	2.88	3.53
April	3.44	2.88	3.53
May	3.44	2.88	3.53
June	3.39	2.83	3.49
July	3.39	2.83	3.49
August	3.39	2.83	3.49
Total	20.49	17.13	21.06

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Oregon’s economy continued to expand during the six months under review. The state’s job market performed well and expanded faster than the nation’s, driven by new jobs in the professional and business services sector and health care services sector. Oregon’s future economic growth may benefit from the technology sector and the state’s high concentration of

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 110.

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FRANKLIN OREGON TAX-FREE INCOME FUND

semiconductor manufacturing. Oregon’s unemployment rate increased from 4.8% at the beginning of the reporting period to 5.4% at period-end, slightly higher than the 4.9% national average.3 Despite unemployment fluctuations, the state’s personal income growth increased along with accelerating population growth brought on by strong in-migration.

Portfolio Breakdown

8/31/16

% of Total
Investments*
Refunded**	26.5%
General Obligation	23.0%
Hospital & Health Care	19.6%
Utilities	10.8%
Higher Education	10.2%
Other Revenue	3.0%
Tax-Supported	3.0%
Transportation	2.1%
Housing	1.4%
Subject to Government Appropriations	0.4%
*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Oregon’s largest revenue source is personal income taxes, which posted strong growth thanks to an improved labor market and wage gains. The state’s 2015–2017 biennial general fund budget was mostly structurally balanced and continued to prioritize replenishment of rainy day funds. The state expects total reserves at the end of fiscal year 2017 to continue to rise from the current level. These reserves potentially offer a fiscal cushion against revenue volatility and Oregon’s unusually high dependence on personal income taxes. Additionally, budget increases in education and human services spending were balanced by projected revenue growth.

Oregon’s net tax-supported debt was 4.6% of personal income and $1,907 per capita, compared with the national medians of 2.5% and $1,025.4 Independent credit rating agency Standard & Poor’s (S&P) rated Oregon’s general obligation debt AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s strong job growth trends, willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, solid budget reserve levels, sound financial policies and well-funded retirement system. However, S&P cited challenges such as the state’s propensity for revenue volatility due to dependence on personal income taxes and a constitutional requirement to provide income tax rebates if certain criteria are met. Overall, S&P’s stable outlook reflected their view that Oregon’s finances were poised to remain strong and that good reserves may mitigate potential future revenue cyclicality.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FRORX)	$12.10	$11.89	+$0.21
C (FORIX)	$12.27	$12.06	+$0.21
Advisor (FOFZX)	$12.11	$11.90	+$0.21

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.2049
C	$0.1713
Advisor	$0.2106

See page 48 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.63%
6-Month	+3.51%	-0.91%
1-Year	+6.60%	+2.08%	+1.06%
5-Year	+21.77%	+3.12%	+2.74%
10-Year	+51.95%	+3.82%	+3.72%
C					1.18%
6-Month	+3.18%	+2.18%
1-Year	+5.93%	+4.93%	+3.86%
5-Year	+18.45%	+3.44%	+3.06%
10-Year	+43.82%	+3.70%	+3.60%
Advisor[6]					0.53%
6-Month	+3.56%	+3.56%
1-Year	+6.70%	+6.70%	+5.61%
5-Year	+22.35%	+4.12%	+3.74%
10-Year	+53.11%	+4.35%	+4.25%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.22%	6.36%	1.28%		2.53%
C	2.77%	5.47%	0.78%		1.54%
Advisor	3.46%	6.84%	1.44%		2.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 48 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.26% and
+4.86%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Oregon personal income tax rate of
49.38%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,035.10	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16
C
Actual	$1,000	$1,031.80	$5.99
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96
Advisor
Actual	$1,000	$1,035.60	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Semiannual Report 49

Franklin Pennsylvania Tax-Free Income Fund

We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund’s semiannual report for the period ended August 31, 2016.

Your Fund’s Goal and Main Investments

Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

8/31/16

% of Total
Ratings	Investments
AAA	0.54%
AA	44.42%
A	28.82%
BBB	5.98%
Below Investment Grade	3.59%
Refunded	16.18%
Not Rated	0.47%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.33 on February 29, 2016, to $10.49 on August 31, 2016. The Fund’s Class A shares paid dividends totaling 18.90 cents per share for the reporting period.2 The Performance Summary beginning on page 53 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.39% based on an annualization of August’s 3.10 cent per share dividend and the maximum offering price of $10.96 on August 31, 2016. An investor in the 2016 maximum combined effective federal and Pennsylvania personal income tax bracket of 45.25% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.19% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
3/1/16–8/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.20	2.72	3.28
April	3.20	2.72	3.28
May	3.20	2.72	3.28
June	3.10	2.61	3.18
July	3.10	2.61	3.18
August	3.10	2.61	3.18
Total	18.90	15.99	19.38

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Pennsylvania’s large and diverse economy exhibited slow growth during the six months under review. Slow population growth in recent years coupled with an aging population continued to be long-term concerns for the commonwealth. However, key metropolitan areas including Philadelphia and

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 119.

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Pittsburgh, which account for a significant portion of the commonwealth’s population, continued to support stable and growing economies. Pennsylvania gained jobs at a slow pace in many sectors including construction; government; information; trade, transportation and utilities; and education and health services, while jobs in the financial activities and leisure and hospitality sectors slightly declined. The commonwealth’s unemployment rate began the period at 4.6% and rose to 5.7% at period-end, compared with the 4.9% national rate.3

During the period under review, the commonwealth’s budget continued to experience structural gaps as expenditures generally exceeded revenues. The governor and legislature disagreed on tax rates and the appropriate level of spending, which led the commonwealth into fiscal 2016 with a budget impasse; however, the 2017 budget passed with relative ease. Regardless, the commonwealth’s general obligation bonds were constitutionally authorized to be paid. Tax revenues, which primarily fund the commonwealth’s budget, continued their modest but steady pace of growth. Additionally, the governor proposed tax increases designed to close the budget gap and increase funding for certain programs. The governor’s proposed 2016–2017 budget included budgetary initiatives entitled “Schools that Teach,” “Jobs that Pay” and “Government that Works,” which are intended to improve education and result in long-term economic growth.

Pennsylvania’s debt levels were moderate and similar to the national medians. Net tax-supported debt was 2.5% of personal income and $1,172 per capita, compared with the 2.5% and $1,025 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service affirmed Pennsylvania’s Aa3 general obligation rating, but it recently revised the outlook from negative to stable.5 The rating and outlook revision reflected Moody’s view of the commonwealth’s stable economy, above-average income levels, moderate debt burden and progress toward better funding of its pension liabilities. Moody’s revision of the commonwealth’s outlook to stable recognized Pennsylvania’s challenges, such as legislative gridlock, struggling to balance its budgets, depletion of its rainy day balances and a history of pension underfunding, but found these to be consistent with the current rating category. Additionally, the credit rating agency noted that the magnitude of Pennsylvania’s budget gaps could be solvable.

Portfolio Breakdown
8/31/16
% of Total
Investments*
Higher Education	21.8%
Refunded**	19.8%
Hospital & Health Care	18.4%
Utilities	14.6%
General Obligation	11.9%
Transportation	5.6%
Housing	3.4%
Subject to Government Appropriations	2.3%
Tax-Supported	2.2%
*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which increased in price over the period. However, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians - Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/16	2/29/16	Change
A (FRPAX)	$10.49	$10.33	+$0.16
C (FRPTX)	$10.62	$10.45	+$0.17
Advisor (FPFZX)	$10.50	$10.34	+$0.16

Distributions[1] (3/1/16–8/31/16)
	Dividend
Share Class	Income
A	$0.1890
C	$0.1599
Advisor	$0.1938

See page 55 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 8/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]		Operating Expenses[5]
A					0.64%
6-Month	+3.40%	-1.00%
1-Year	+6.48%	+1.99%	+1.11%
5-Year	+23.52%	+3.41%	+2.92%
10-Year	+52.77%	+3.88%	+3.79%
C					1.19%
6-Month	+3.18%	+2.18%
1-Year	+6.03%	+5.03%	+3.91%
5-Year	+20.24%	+3.76%	+3.25%
10-Year	+44.69%	+3.76%	+3.66%
Advisor[6]					0.54%
6-Month	+3.45%	+3.45%
1-Year	+6.68%	+6.68%	+5.64%
5-Year	+24.11%	+4.41%	+3.95%
10-Year	+53.95%	+4.41%	+4.32%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.39%	6.19%	1.26%		2.30%
C	2.95%	5.39%	0.75%		1.37%
Advisor	3.63%	6.63%	1.42%		2.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 55 for Performance Summary footnotes.

54 Semiannual Report

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.22% and
+5.07%.
7. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
8/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 6/16/16 for the maximum combined effective federal and Pennsylvania personal income tax rate of 45.25%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

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Semiannual Report 55

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/16	Value 8/31/16	Period* 3/1/16–8/31/16
A
Actual	$1,000	$1,034.00	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21
C
Actual	$1,000	$1,031.80	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,019.26	$6.01
Advisor
Actual	$1,000	$1,034.50	$2.72
Hypothetical (5% return before expenses)	$1,000	$1,022.53	$2.70

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

56 Semiannual Report

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Arizona Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.07	$11.22	$10.80	$11.52	$11.28	$10.30
Income from investment operations[b]:
Net investment income[c]	0.19	0.41	0.43	0.45	0.45	0.47
Net realized and unrealized gains (losses)	0.19	(0.15)	0.42	(0.73)	0.23	0.99
Total from investment operations	0.38	0.26	0.85	(0.28)	0.68	1.46
Less distributions from net investment income .	(0.19)	(0.41)	(0.43)	(0.44)	(0.44)	(0.48)
Net asset value, end of period	$11.26	$11.07	$11.22	$10.80	$11.52	$11.28

Total return[d]	3.44%	2.39%	7.98%	(2.37)%	6.14%	14.44%

Ratios to average net assets[e]
Expenses.	0.62%	0.62%	0.62%	0.62%	0.63%	0.64%
Net investment income	3.40%	3.69%	3.93%	4.10%	3.93%	4.40%

Supplemental data
Net assets, end of period (000’s)	$843,823	$799,510	$815,973	$798,957	$982,621	$920,194
Portfolio turnover rate	2.64%	13.28%	12.31%	14.75%	6.40%	13.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 57

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.24	$11.39	$10.96	$11.68	$11.43	$10.44
Income from investment operations[b]:
Net investment income[c]	0.16	0.35	0.38	0.39	0.39	0.42
Net realized and unrealized gains (losses)	0.20	(0.15)	0.42	(0.73)	0.24	0.99
Total from investment operations	0.36	0.20	0.80	(0.34)	0.63	1.41
Less distributions from net investment income .	(0.16)	(0.35)	(0.37)	(0.38)	(0.38)	(0.42)
Net asset value, end of period	$11.44	$11.24	$11.39	$10.96	$11.68	$11.43

Total return[d]	3.19%	1.79%	7.36%	(2.87)%	5.56%	13.74%

Ratios to average net assets[e]
Expenses.	1.17%	1.17%	1.17%	1.17%	1.18%	1.19%
Net investment income	2.85%	3.14%	3.38%	3.55%	3.38%	3.85%

Supplemental data
Net assets, end of period (000’s)	$125,901	$113,370	$107,612	$100,188	$150,778	$118,448
Portfolio turnover rate	2.64%	13.28%	12.31%	14.75%	6.40%	13.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

58 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.10	$11.25	$10.83	$11.55	$11.30	$10.32
Income from investment operations[b]:
Net investment income[c]	0.20	0.42	0.45	0.46	0.46	0.48
Net realized and unrealized gains (losses)	0.18	(0.15)	0.41	(0.73)	0.24	0.99
Total from investment operations	0.38	0.27	0.86	(0.27)	0.70	1.47
Less distributions from net investment income .	(0.19)	(0.42)	(0.44)	(0.45)	(0.45)	(0.49)
Net asset value, end of period	$11.29	$11.10	$11.25	$10.83	$11.55	$11.30

Total return[d]	3.48%	2.48%	8.07%	(2.26)%	6.33%	14.52%

Ratios to average net assets[e]
Expenses.	0.52%	0.52%	0.52%	0.52%	0.53%	0.54%
Net investment income	3.50%	3.79%	4.03%	4.20%	4.03%	4.50%

Supplemental data
Net assets, end of period (000’s)	$73,784	$57,674	$48,670	$29,842	$36,297	$20,862
Portfolio turnover rate	2.64%	13.28%	12.31%	14.75%	6.40%	13.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 59

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Arizona Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.4%
Arizona 91.8%
Arizona Health Facilities Authority Revenue,
Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38	$15,000,000	$15,941,700
Banner Health, Series A, 5.00%, 1/01/35	10,000,000	10,513,400
Banner Health, Series D, 5.50%, 1/01/38	17,500,000	18,572,400
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,626,800
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	11,287,000
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	17,898,300
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	11,353,801
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding,
Series A, 5.00%, 7/01/36	3,160,000	3,521,820
Arizona State Board of Regents Arizona State University System Revenue,
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/26	2,500,000	2,740,050
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/27	3,000,000	3,288,060
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/28	3,350,000	3,671,667
Refunding, Series B, 5.00%, 7/01/41	14,070,000	16,986,570
[a] Series C, 5.00%, 7/01/42	10,000,000	12,257,600
Series D, 5.00%, 7/01/41.	5,000,000	6,036,450
Series D, 5.00%, 7/01/46.	9,000,000	10,841,760
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	2,200,000	2,626,954
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,943,197
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,870,831
Arizona State Board of Regents COP, University of Arizona, Refunding, Series C, 5.00%, 6/01/31	7,025,000	8,228,031
Arizona State Board of Regents Northern Arizona University System Revenue,
Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,373,000
Refunding, 5.00%, 6/01/40	7,365,000	8,830,193
Refunding, 5.00%, 6/01/44	8,005,000	9,491,048
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,868,828
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,832,700
Arizona State Board of Regents University of Arizona System Revenue,
Refunding, 5.00%, 6/01/38	4,500,000	5,589,765
Refunding, 5.00%, 6/01/39	3,000,000	3,723,570
Refunding, Series A, 5.00%, 6/01/40	2,300,000	2,801,055
Series A, 5.00%, 6/01/39.	8,650,000	9,631,169
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,903,920
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,531,560
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,495,361
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,611,500
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,354,690
Arizona State Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of
Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,512,328
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding,
Series A, 5.00%, 2/01/42	8,000,000	9,009,040
Arizona State Lottery Revenue,
Series A, AGMC Insured, 5.00%, 7/01/28	15,540,000	17,374,963
Series A, AGMC Insured, 5.00%, 7/01/29	7,500,000	8,377,800
Arizona State School Facilities Board COP, Pre-Refunded, 5.50%, 9/01/23.	10,000,000	10,947,200
Arizona State Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	10,000,000	12,481,100
Subordinated, Refunding, Series A, 5.00%, 7/01/36	10,000,000	11,687,200
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,797,018

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Central Arizona Water Conservation District Water Delivery O and M Revenue,
Central Arizona Project, 5.00%, 1/01/35	$1,500,000	$1,856,385
Central Arizona Project, 5.00%, 1/01/36	1,000,000	1,233,790
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	2,200,000	2,543,794
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28	10,000,000	11,313,600
Gilbert Water Resources Municipal Property Corp. Utility System Revenue,
Property Corp., senior lien, Refunding, 4.00%, 7/01/30	2,750,000	3,227,373
Property Corp., senior lien, Refunding, 4.00%, 7/01/31	2,265,000	2,634,104
Property Corp., senior lien, Refunding, 4.00%, 7/01/32	1,000,000	1,152,430
Property Corp., senior lien, Refunding, 4.00%, 7/01/34	3,190,000	3,643,044
Property Corp., senior lien, Refunding, 4.00%, 7/01/36	2,050,000	2,327,693
Gilbert Water Resources Municipal Property Corp. Water System Development Fee and Water Utility
Revenue, sub. lien, NATL Insured, Pre-Refunded, 5.00%, 10/01/29	25,000,000	26,176,250
Glendale IDA Hospital Revenue, John C. Lincoln Health Network, Pre-Refunded, 5.00%, 12/01/42	12,870,000	13,551,466
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35	5,000,000	5,595,500
Midwestern University, 5.125%, 5/15/40	10,000,000	11,178,400
Midwestern University, Refunding, 5.00%, 5/15/31	3,455,000	4,024,039
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	13,902,840
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,649,242
Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, Pre-Refunded, 5.00%,
7/15/32	7,500,000	7,784,025
Goodyear Water and Sewer Revenue,
sub. lien, Obligations, AGMC Insured, 5.00%, 7/01/45	1,000,000	1,217,420
sub. lien, Obligations, Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,169,640
sub. lien, Obligations, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,756,575
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	18,122,550
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43	9,155,000	11,036,536
Marana Municipal Property Corp. Municipal Facilities Revenue, Series A, 5.00%, 7/01/28	3,000,000	3,221,430
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of
2010, Series A, AGMC Insured, 5.375%, 7/01/30.	5,415,000	6,373,130
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	15,245,127
Maricopa County IDA,
MFHR, Senior, National Voluntary Health Facilities II Project, Series A, AGMC Insured, ETM, 5.50%,
1/01/18	670,000	694,180
MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,190,000	1,190,940
Maricopa County IDA Educational Revenue,
Reid Traditional Schools Projects, 5.00%, 7/01/36	1,120,000	1,264,491
Reid Traditional Schools Projects, 5.00%, 7/01/47	2,125,000	2,361,704
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West, Refunding, Series A, 6.00%,
7/01/39	4,860,000	5,533,790
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A, NATL Insured,
ETM, 7.00%, 12/01/16	195,000	198,013
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	10,463,600
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	11,410,600
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,503,050
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	16,664,652
Maricopa County USD No. 11 Peoria GO, School Improvement, 5.00%, 7/01/31	5,100,000	6,024,324

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Semiannual Report 61

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Maricopa County USD No. 89 Dysart GO, School Improvement, Project of 2006, Series B, AGMC
Insured, Pre-Refunded, 5.00%, 7/01/27	$5,015,000	$5,196,342
McAllister Academic Village LLC Revenue,
Arizona State University, Refunding, 5.00%, 7/01/35	4,500,000	5,540,130
Arizona State University, Refunding, 5.00%, 7/01/36	4,140,000	5,084,665
Arizona State University, Refunding, 5.00%, 7/01/37	3,500,000	4,291,770
Arizona State University, Refunding, 5.00%, 7/01/38	2,515,000	3,076,549
Arizona State University, Refunding, 5.00%, 7/01/39	3,150,000	3,850,245
Arizona State University Hassayampa Academic Village Project, Assured Guaranty, Pre-Refunded,
5.25%, 7/01/33	2,525,000	2,728,490
Arizona State University Hassayampa Academic Village Project, Assured Guaranty, Pre-Refunded,
5.00%, 7/01/38	3,825,000	4,116,006
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.25%, 7/01/33	5,000,000	5,402,950
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,380,400
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured
Guaranty, 5.50%, 7/01/28	1,045,000	1,170,734
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	10,000,000	11,246,700
senior lien, Series A, 5.00%, 7/01/38	10,000,000	10,670,500
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27.	3,945,000	5,219,038
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28.	2,000,000	2,671,240
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29.	2,000,000	2,685,860
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36.	5,000,000	7,051,950
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37.	7,000,000	10,007,760
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%,
7/01/41	10,000,000	11,993,700
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Refunding, AGMC Insured, 5.00%, 7/01/37	5,515,000	5,696,830
senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,717,025
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, Series A, 5.00%, 7/01/39	14,780,000	16,371,363
junior lien, Series A, 5.00%, 7/01/39	10,000,000	12,169,400
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	1,865,000	2,145,850
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,399,281
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,519,417
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,583,521
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,488,638
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing LLC Arizona State University Project, Series A, AMBAC
Insured, 5.00%, 7/01/37	18,095,000	18,260,207
Downtown Phoenix Student Housing LLC Arizona State University Project, Series C, AMBAC
Insured, 5.00%, 7/01/37	8,735,000	8,800,687
Pima County IDA Lease Revenue,
Clark County Detention Facility Project, 5.125%, 9/01/27	8,655,000	9,171,098
Clark County Detention Facility Project, 5.00%, 9/01/39	15,000,000	15,784,650
Pinal County Electrical District No. 3 Electric System Revenue,
Refunding, 5.25%, 7/01/33	1,500,000	1,751,415
Refunding, 5.25%, 7/01/41	6,800,000	7,861,140

62 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pinal County Electrical District No. 4 Electric System Revenue,
Pre-Refunded, 6.00%, 12/01/23	$525,000	$586,619
Pre-Refunded, 6.00%, 12/01/28	740,000	826,854
Pre-Refunded, 6.00%, 12/01/38	1,150,000	1,284,976
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty, Pre-
Refunded, 6.50%, 7/15/24	4,220,000	4,672,722
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Refunding, Series A, 5.00%, 12/01/30.	4,500,000	5,428,440
Refunding, Series A, 5.00%, 12/01/36.	7,500,000	9,254,475
Refunding, Series A, 5.00%, 12/01/45.	11,205,000	13,725,789
Salt River Project, Series A, 5.00%, 1/01/38	7,000,000	7,362,180
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	5,445,300
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32.	10,000,000	12,629,100
5.00%, 12/01/37.	5,000,000	6,451,450
Scottsdale Municipal Property Corp. Excise Tax Revenue,
Refunding, 5.00%, 7/01/33	1,500,000	1,855,305
Water and Sewer Improvements Project, 5.00%, 7/01/33	10,660,000	12,193,441
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33	1,000,000	1,179,440
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39	1,400,000	1,636,166
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44	3,155,000	3,675,196
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31	2,325,000	2,776,004
Tempe GO, Refunding, Series B, 4.00%, 7/01/28.	1,800,000	2,126,502
Town of Gilbert Pledged Revenue, sub. lien, 5.00%, 7/01/45.	10,000,000	11,958,600
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,032,700
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC
Insured, 5.00%, 7/15/32	985,000	985,680
Tucson Water System Revenue,
5.00%, 7/01/32	5,000,000	5,835,950
Refunding, 5.00%, 7/01/28	1,230,000	1,370,429
Refunding, 5.00%, 7/01/29	1,765,000	1,964,939
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36	5,000,000	6,354,400
Tucson, Pre-Refunded, 6.00%, 7/01/39	5,000,000	6,138,950
Tucson, Pre-Refunded, 6.50%, 7/01/39	4,750,000	5,501,830
Yavapai County IDA Hospital Facility Revenue,
Yavapai Regional Medical Center, Series B, 5.625%, 8/01/33.	2,315,000	2,462,813
Yavapai Regional Medical Center, Series B, 5.625%, 8/01/37.	12,435,000	13,183,463
		957,682,390
U.S. Territories 4.6%
Guam 3.5%
Guam Government Business Privilege Tax Revenue,
Refunding, Series D, 5.00%, 11/15/39.	10,000,000	11,569,700
Series A, 5.125%, 1/01/42	7,075,000	7,811,649
Series B-1, 5.00%, 1/01/29	2,980,000	3,358,311
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39	6,490,000	7,622,311
Series A, AGMC Insured, 5.00%, 10/01/44	5,325,000	6,241,379
		36,603,350

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Semiannual Report 63

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Puerto Rico 1.1%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Refunding, Series C, 6.00%, 8/01/39	$5,100,000	$2,715,750
first subordinate, Series A, 5.50%, 8/01/37	6,000,000	3,135,000
first subordinate, Series C, 5.25%, 8/01/41	10,930,000	5,669,937
		11,520,687
Total U.S. Territories		48,124,037
Total Municipal Bonds before Short Term Investments (Cost $928,981,290)		1,005,806,427
Short Term Investments (Cost $22,175,000) 2.1%
Municipal Bonds 2.1%
Arizona 2.1%
[b] Phoenix IDA Healthcare Facilities Revenue, Mayo Clinic, Series B, Daily VRDN and Put, 0.59%, 11/15/52 .	22,175,000	22,175,000
Total Investments (Cost $951,156,290) 98.5%.		1,027,981,427
Other Assets, less Liabilities 1.5%.		15,525,948
Net Assets 100.0%		$1,043,507,375

See Abbreviations on page 144.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Colorado Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.94	$12.13	$11.66	$12.44	$12.24	$11.09
Income from investment operations[b]:
Net investment income[c]	0.22	0.46	0.47	0.47	0.47	0.51
Net realized and unrealized gains (losses)	0.17	(0.20)	0.47	(0.79)	0.19	1.15
Total from investment operations	0.39	0.26	0.94	(0.32)	0.66	1.66
Less distributions from net investment income .	(0.22)	(0.45)	(0.47)	(0.46)	(0.46)	(0.51)
Net asset value, end of period	$12.11	$11.94	$12.13	$11.66	$12.44	$12.24

Total return[d]	3.32%	2.26%	8.22%	(2.56)%	5.48%	15.33%

Ratios to average net assets[e]
Expenses.	0.64%	0.65%	0.65%	0.64%	0.65%	0.65%
Net investment income	3.65%	3.87%	3.94%	4.00%	3.77%	4.37%

Supplemental data
Net assets, end of period (000’s)	$590,000	$553,114	$549,134	$520,275	$660,432	$583,088
Portfolio turnover rate	1.71%	5.17%	2.20%	7.74%	9.30%	8.14%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.07	$12.26	$11.78	$12.56	$12.36	$11.20
Income from investment operations[b]:
Net investment income[c]	0.19	0.40	0.41	0.41	0.40	0.45
Net realized and unrealized gains (losses)	0.17	(0.20)	0.48	(0.80)	0.19	1.16
Total from investment operations	0.36	0.20	0.89	(0.39)	0.59	1.61
Less distributions from net investment income .	(0.19)	(0.39)	(0.41)	(0.39)	(0.39)	(0.45)
Net asset value, end of period	$12.24	$12.07	$12.26	$11.78	$12.56	$12.36

Total return[d]	3.00%	1.67%	7.64%	(3.07)%	4.84%	14.66%

Ratios to average net assets[e]
Expenses.	1.19%	1.20%	1.20%	1.19%	1.20%	1.20%
Net investment income	3.10%	3.32%	3.39%	3.45%	3.22%	3.82%

Supplemental data
Net assets, end of period (000’s)	$120,525	$111,450	$109,552	$107,705	$160,856	$126,094
Portfolio turnover rate	1.71%	5.17%	2.20%	7.74%	9.30%	8.14%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

66 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.94	$12.13	$11.66	$12.43	$12.24	$11.09
Income from investment operations[b]:
Net investment income[c]	0.23	0.47	0.48	0.48	0.48	0.52
Net realized and unrealized gains (losses)	0.17	(0.19)	0.48	(0.78)	0.18	1.16
Total from investment operations	0.40	0.28	0.96	(0.30)	0.66	1.68
Less distributions from net investment income .	(0.23)	(0.47)	(0.49)	(0.47)	(0.47)	(0.53)
Net asset value, end of period	$12.11	$11.94	$12.13	$11.66	$12.43	$12.24

Total return[d]	3.37%	2.36%	8.34%	(2.39)%	5.50%	15.44%

Ratios to average net assets[e]
Expenses.	0.54%	0.55%	0.55%	0.54%	0.55%	0.55%
Net investment income	3.75%	3.97%	4.04%	4.10%	3.87%	4.47%

Supplemental data
Net assets, end of period (000’s)	$58,272	$50,589	$44,988	$34,393	$41,990	$31,955
Portfolio turnover rate	1.71%	5.17%	2.20%	7.74%	9.30%	8.14%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Colorado Tax-Free Income Fund
		Principal
		Amount	Value

Municipal Bonds 96.4%
Colorado 92.5%
Adams and Weld Counties School District No. 27J Brighton GO, 5.00%, 12/01/40		$7,500,000	$9,127,350
Adams State College Board of Trustees Auxiliary Facilities Revenue,
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/34		2,000,000	2,253,220
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/39		2,150,000	2,422,212
Adams State College Board of Trustees Institutional Enterprise Revenue,
5.00%, 5/15/32		1,360,000	1,628,573
5.00%, 5/15/37		1,000,000	1,180,060
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%,
12/01/35		3,000,000	3,523,080
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project,
Series A, AGMC Insured, 5.00%, 4/01/34		6,150,000	7,226,619
Aurora COP, Refunding, Series A, 5.00%, 12/01/30		5,680,000	6,349,502
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40		2,500,000	2,742,125
Aurora Water Improvement Revenue,
first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/36		5,880,000	6,114,200
first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/39		10,000,000	10,398,300
Aurora Water System Revenue, first lien, Green Bond, Refunding, 5.00%, 8/01/46.		11,180,000	13,817,138
Board of Trustees for Western State College Revenue,
Pre-Refunded, 5.00%, 5/15/34		2,000,000	2,203,480
Pre-Refunded, 5.00%, 5/15/39		2,000,000	2,195,080
Board of Trustees of the Colorado School of Mines Revenue,
Golden, Enterprise Improvement, Series A, Pre-Refunded, 5.25%, 12/01/37		2,000,000	2,201,520
Golden, Institutional Enterprise, Series B, 5.00%, 12/01/32		1,000,000	1,199,030
Boulder Larimer and Weld Counties St. Vrain Valley School District No. RE-1J GO, Pre-Refunded, 5.00%,
12/15/33		5,300,000	5,807,104
Boulder Valley School District No. RE-2 Boulder GO,
5.00%, 12/01/34		6,000,000	6,640,920
5.00%, 12/01/41		5,000,000	6,049,550
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, 5.25%,
12/01/34		5,380,000	6,091,505
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31		1,800,000	2,165,076
5.00%, 6/01/32		1,845,000	2,214,018
5.00%, 6/01/35		2,775,000	3,302,916
Colorado Health Facilities Authority Revenue,
Hospital, Longmont United Hospital Project, Series B, Assured Guaranty, Pre-Refunded, 5.00%,
12/01/25	.	3,050,000	3,082,391
Hospital, Longmont United Hospital Project, Series B, Assured Guaranty, Pre-Refunded, 5.00%,
12/01/26	.	3,205,000	3,239,037
Hospital, Longmont United Hospital Project, Series B, Assured Guaranty, Pre-Refunded, 5.00%,
12/01/27	.	3,365,000	3,400,736
Hospital, Longmont United Hospital Project, Series B, Assured Guaranty, Pre-Refunded, 5.00%,
12/01/30	.	3,000,000	3,031,860
Colorado Mesa University Enterprise Revenue, Colorado Mesa University, 5.00%, 5/15/45		4,000,000	4,949,000
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty,
5.00%, 11/01/39		11,305,000	12,526,166
Colorado Springs Utilities System Revenue,
Improvement, Series B-1, 5.00%, 11/15/38		4,000,000	4,856,720
Refunding, Series A, 5.00%, 11/15/40		3,000,000	3,678,690
Refunding, Series A, 5.00%, 11/15/45		2,665,000	3,255,537
Refunding, Series A-2, 5.00%, 11/15/44		5,000,000	6,052,400

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Springs Utilities System Revenue, (continued)
Series D-1, 5.25%, 11/15/33	$5,000,000	$5,867,850
Colorado State Board of Governors University Enterprise System Revenue,
Series A, 5.00%, 3/01/34	20,000	21,892
Series A, 5.00%, 3/01/39	145,000	158,157
Series A, 5.00%, 3/01/40	7,000,000	8,443,540
Series A, NATL Insured, 5.00%, 3/01/37	1,755,000	1,787,134
Series A, NATL Insured, Pre-Refunded, 5.00%, 3/01/37	11,245,000	11,488,117
Series A, Pre-Refunded, 5.00%, 3/01/34	2,230,000	2,461,252
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	7,786,604
Series C, 5.00%, 3/01/44	5,135,000	5,999,631
Colorado State Building Excellent Schools Today COP,
Series G, 5.00%, 3/15/32	10,000,000	11,450,100
Series I, 5.00%, 3/15/36.	3,000,000	3,516,030
Colorado State COP,
UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/28	1,500,000	1,834,290
UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29	3,105,000	3,780,617
Colorado State Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,858,160
Charter School, James Irwin Educational Foundation Project, Improvement, Pre-Refunded, 5.00%,
8/01/37	6,060,000	6,301,370
Student Housing, Campus Village Apartments Project, Refunding, 5.50%, 6/01/38	13,500,000	14,414,220
University of Denver Project, Refunding, NATL Insured, 5.00%, 3/01/35	5,000,000	6,692,200
Colorado State Health Facilities Authority Revenue,
Boulder Community Hospital Project, Refunding, Series A, 6.00%, 10/01/35	5,500,000	6,494,950
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,360,700
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,756,850
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,207,120
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44.	5,000,000	6,011,850
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	8,247,454
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,931,050
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,187,610
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,740,360
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.25%, 6/01/31	1,155,000	1,157,760
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33.	2,500,000	2,823,400
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/40.	4,000,000	4,650,680
Hospital, NCMC Inc. Project, Series A, AGMC Insured, Pre-Refunded, 5.50%, 5/15/30	7,900,000	8,900,219
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,467,800
Parkview Medical Center Inc. Project, Series A, Pre-Refunded, 5.00%, 9/01/37	8,000,000	8,339,040
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC
Insured, 5.20%, 3/01/31	9,500,000	10,433,090
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	8,128,860
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,359,260
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,175,390
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36.	2,000,000	2,152,960
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	4,139,440
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP,
Pre-Refunded, 5.50%, 11/01/27	7,275,000	8,019,742

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Semiannual Report 69

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	$1,900,000	$2,205,425
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured,
5.00%, 9/01/38	1,210,000	1,405,681
Commerce City COP, AMBAC Insured, 5.00%, 12/15/37	13,975,000	14,113,772
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement,
AGMC Insured, 5.00%, 12/01/31	2,040,000	2,443,349
[a] Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/46.	5,000,000	6,062,250
Consolidated Bell Mountain Ranch Metropolitan District GO, Douglas County, Refunding, AGMC Insured,
5.00%, 12/01/39	3,160,000	3,533,575
Denver City and County Airport System Revenue, Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,882,700
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,811,600
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured, 5.00%,
12/01/30	14,500,000	14,570,905
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, 5.50%, 12/01/30	1,500,000	1,684,245
Recovery Zone Facility, 5.625%, 12/01/40	4,000,000	4,406,200
Refunding, Series A, 5.25%, 12/01/31	9,250,000	9,327,422
Series A, 5.25%, 12/01/45	9,250,000	10,465,727
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	1,274,850
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,515,148
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	5,639,853
Series C, 5.25%, 9/01/25	2,500,000	2,808,775
Eagle River Fire Protection District GO, AGMC Insured, 4.00%, 12/01/46	3,500,000	3,974,845
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	4,099,200
Erie Wastewater Enterprise Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33.	2,860,000	3,244,899
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/37.	5,120,000	5,809,050
Erie Water Enterprise Revenue,
Series A, AGMC Insured, 5.00%, 12/01/32.	2,645,000	2,772,595
Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	7,355,000	7,749,154
Fort Lewis College Board of Trustees Enterprise Revenue,
NATL Insured, Pre-Refunded, 5.00%, 10/01/37	11,315,000	11,847,371
Series B, NATL Insured, 5.00%, 10/01/37	1,515,000	1,574,994
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, Pre-Refunded,
5.25%, 12/01/33	1,240,000	1,364,942
Ignacio School District 11JT GO, La Plata and Archuleta Counties, 5.00%, 12/01/31	1,215,000	1,436,409
Meridian Metropolitan District GO, Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,717,950
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue,
Pre-Refunded, 6.00%, 5/15/38	7,000,000	7,448,980
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,800,707
Mesa State College Enterprise Revenue, BHAC Insured, Pre-Refunded, 5.125%, 5/15/37	5,765,000	5,944,753
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering
Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,893,920
Park Creek Metropolitan District GO, Senior Limited Property Tax Supported, Refunding, Series A, 5.00%,
12/01/45	7,000,000	8,127,910

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.375%,
12/01/37.	$7,000,000	$8,249,080
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	3,007,925
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	2,500,000	3,020,825
Platte River Power Authority Power Revenue,
Refunding, Series JJ, 5.00%, 6/01/35	3,675,000	4,616,241
Refunding, Series JJ, 5.00%, 6/01/36	1,900,000	2,379,028
Series II, 5.00%, 6/01/37	12,000,000	14,234,640
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and
Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	8,259,021
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	14,674,275
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	11,462,400
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28	1,000,000	1,153,780
Refunding and Improvement, Series B, 5.50%, 12/01/31	1,010,000	1,147,703
Refunding and Improvement, Series B, 5.25%, 12/01/38	3,615,000	4,015,506
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty, Pre-Refunded,
5.00%, 12/15/30	3,840,000	4,211,981
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	21,642,520
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/38	10,000,000	11,495,300
FasTracks Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 11/01/31	11,150,000	11,226,935
Triview Metropolitan District GO, El Paso County, Refunding, 5.00%, 11/01/34.	10,855,000	11,978,710
University of Colorado Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/38	5,655,000	6,851,994
Series A, 5.00%, 6/01/41	2,000,000	2,464,640
Series A, 5.00%, 6/01/47	6,000,000	7,341,240
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,375,030
Series B, NATL Insured, Pre-Refunded, 5.00%, 6/01/32	3,000,000	3,097,680
University of Colorado Hospital Authority Revenue, Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,771,350
University of Northern Colorado Greeley Institutional Enterprise Revenue, Refunding, Series A, 5.00%,
6/01/30	1,690,000	1,963,611
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%,
12/01/36	5,000,000	5,842,250
		710,914,685
U.S. Territories 3.9%
Guam 0.8%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.375%, 12/01/24	2,000,000	2,291,700
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	3,565,000	4,127,593
		6,419,293
Puerto Rico 3.1%
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	7,416,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Refunding, Series C, 5.375%, 8/01/38.	2,370,000	1,232,400
first subordinate, Series A, 5.50%, 8/01/37.	5,000,000	2,612,500
first subordinate, Series A, 6.375%, 8/01/39	10,000,000	5,337,500
first subordinate, Series A, 5.50%, 8/01/42.	3,000,000	1,567,500
first subordinate, Series C, 5.50%, 8/01/40.	5,000,000	2,612,500

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Semiannual Report 71

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, (continued)
Senior Series C, 5.25%, 8/01/40	$4,560,000	$3,294,600
		24,073,500
Total U.S. Territories		30,492,793
Total Municipal Bonds (Cost $697,476,816) 96.4%.		741,407,478
Other Assets, less Liabilities 3.6%		27,389,193
Net Assets 100.0%.		$768,796,671

See Abbreviations on page 144.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Franklin Connecticut Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.69	$10.86	$10.65	$11.43	$11.36	$10.45
Income from investment operations[b]:
Net investment income[c]	0.19	0.39	0.41	0.40	0.40	0.46
Net realized and unrealized gains (losses)	0.17	(0.17)	0.21	(0.80)	0.08	0.91
Total from investment operations	0.36	0.22	0.62	(0.40)	0.48	1.37
Less distributions from net investment income .	(0.18)	(0.39)	(0.41)	(0.38)	(0.41)	(0.46)
Net asset value, end of period	$10.87	$10.69	$10.86	$10.65	$11.43	$11.36

Total return[d]	3.44%	2.09%	5.88%	(3.44)%	4.25%	13.34%

Ratios to average net assets[e]
Expenses.	0.69%	0.69%	0.68%	0.67%	0.66%	0.67%
Net investment income	3.44%	3.66%	3.76%	3.71%	3.49%	4.18%

Supplemental data
Net assets, end of period (000’s)	$252,640	$253,012	$282,020	$301,323	$404,713	$388,571
Portfolio turnover rate	5.89%	7.86%	4.63%	8.24%	20.69%	13.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.77	$10.93	$10.73	$11.51	$11.43	$10.52
Income from investment operations[b]:
Net investment income[c]	0.16	0.33	0.35	0.34	0.34	0.40
Net realized and unrealized gains (losses)	0.17	(0.16)	0.20	(0.80)	0.08	0.91
Total from investment operations	0.33	0.17	0.55	(0.46)	0.42	1.31
Less distributions from net investment income .	(0.15)	(0.33)	(0.35)	(0.32)	(0.34)	(0.40)
Net asset value, end of period	$10.95	$10.77	$10.93	$10.73	$11.51	$11.43

Total return[d]	3.13%	1.62%	5.17%	(3.94)%	3.73%	12.65%

Ratios to average net assets[e]
Expenses.	1.24%	1.24%	1.23%	1.22%	1.21%	1.22%
Net investment income	2.89%	3.11%	3.21%	3.16%	2.94%	3.63%

Supplemental data
Net assets, end of period (000’s)	$68,593	$68,311	$73,569	$75,730	$122,232	$105,619
Portfolio turnover rate	5.89%	7.86%	4.63%	8.24%	20.69%	13.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.68	$10.85	$10.64	$11.42	$11.35	$10.45
Income from investment operations[b]:
Net investment income[c]	0.19	0.40	0.42	0.41	0.41	0.47
Net realized and unrealized gains (losses)	0.18	(0.17)	0.21	(0.80)	0.08	0.90
Total from investment operations	0.37	0.23	0.63	(0.39)	0.49	1.37
Less distributions from net investment income .	(0.19)	(0.40)	(0.42)	(0.39)	(0.42)	(0.47)
Net asset value, end of period	$10.86	$10.68	$10.85	$10.64	$11.42	$11.35

Total return[d]	3.49%	2.19%	6.00%	(3.34)%	4.35%	13.36%

Ratios to average net assets[e]
Expenses.	0.59%	0.59%	0.58%	0.57%	0.56%	0.57%
Net investment income	3.54%	3.76%	3.86%	3.81%	3.59%	4.28%

Supplemental data
Net assets, end of period (000’s)	$21,159	$21,254	$20,384	$15,904	$30,975	$23,667
Portfolio turnover rate	5.89%	7.86%	4.63%	8.24%	20.69%	13.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Connecticut Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 93.3%
Connecticut 90.4%
City of Bridgeport GO, Series A, 5.00%, 2/15/32	$10,000,000	$11,561,700
Connecticut State GO,
Series A, 5.00%, 2/15/29	10,000,000	10,980,200
Series F, 5.00%, 11/15/34	5,000,000	6,075,600
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	20,778,884
Child Care Facilities Program, Series G, Assured Guaranty, Pre-Refunded, 6.00%, 7/01/28	1,940,000	2,102,456
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	6,180,031
Eastern Connecticut Health Network Issue, Refunding, Series A, Assured Guaranty, 6.00%, 7/01/25	2,965,000	2,968,558
Eastern Connecticut Health Network Issue, Refunding, Series C, Assured Guaranty, 5.125%, 7/01/30 .	2,500,000	2,506,075
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/26	90,000	96,321
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/34	180,000	191,765
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/26	360,000	388,069
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/34	820,000	883,935
Fairfield University Issue, Series N, 5.00%, 7/01/29	7,000,000	7,477,190
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/35	4,000,000	4,492,360
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/40	5,000,000	5,585,950
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41.	12,000,000	13,394,160
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/30	3,000,000	3,205,650
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/38	6,285,000	6,687,617
Lutheran General Health Care System, ETM, 7.375%, 7/01/19.	140,000	156,125
New Horizons Village Project, 7.30%, 11/01/16	510,000	512,499
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	5,000,000	5,922,850
Quinnipiac University Issue, Series J, NATL Insured, 5.00%, 7/01/37	385,000	409,517
Quinnipiac University Issue, Series J, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	14,615,000	15,754,532
Sacred Heart University Issue, Series G, 5.375%, 7/01/31	1,500,000	1,754,010
Sacred Heart University Issue, Series G, 5.625%, 7/01/41	5,500,000	6,425,265
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/27	1,190,000	1,375,961
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/28	2,290,000	2,637,027
Salisbury School Issue, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,389,850
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,633,250
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,575,350
Trinity Health Corp., Refunding, Series CT, 5.00%, 12/01/45	7,060,000	8,583,477
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39.	10,000,000	11,560,300
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,931,980
Westminster School Issue, Series E, XLCA Insured, Pre-Refunded, 5.00%, 7/01/37	8,660,000	8,973,145
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28.	1,500,000	1,616,955
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.125%, 7/01/35	4,025,000	4,347,926
Yale University Issue, Mandatory Put 7/01/26, Refunding, Series A-1, 2.00%, 7/01/42	5,000,000	5,116,850
Yale University Issue, Series A-2, 5.00%, 7/01/40	9,000,000	9,660,870
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,768,900
Connecticut State HFA Housing Mortgage Finance Program Revenue,
Series C, Sub Series C-1, 4.85%, 11/15/34	1,925,000	1,999,748
Series C, Sub Series C-1, 4.95%, 11/15/39	690,000	694,009
Connecticut State HFAR,
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/22	660,000	662,072
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/32	1,000,000	1,002,530
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	465,982
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,679,040

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Connecticut Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program,
Series A, 5.05%, 11/15/27	$630,000	$677,760
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding,
Series A, 5.00%, 1/01/38	3,000,000	3,533,640
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34.	5,000,000	6,169,800
Green Bonds, Series A, 5.00%, 3/01/35.	1,000,000	1,231,330
Series A, 5.00%, 3/01/25	3,000,000	3,702,990
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30	5,000,000	6,090,950
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/34	5,000,000	6,065,050
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A,
5.00%, 1/01/42	5,000,000	5,739,600
Greater New Haven Water Pollution Control Authority Regional Water Revenue, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 11/15/37	3,000,000	3,280,050
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42.	5,000,000	6,035,400
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,928,700
New Haven GO,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29.	1,000,000	1,105,010
Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,075
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,068,120
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,066,980
Refunding, Thirty-Second Series B, 5.00%, 8/01/37	2,500,000	3,082,225
Refunding, Thirty-Second Series B, 5.00%, 8/01/38	2,000,000	2,461,800
Refunding, Thirty-Second Series B, 5.00%, 8/01/39	500,000	614,955
Thirtieth Series A, 5.00%, 8/01/39.	1,500,000	1,787,520
Thirtieth Series A, 5.00%, 8/01/44.	1,615,000	1,916,876
Twenty-Second Series, AGMC Insured, Pre-Refunded, 5.00%, 8/01/38	5,000,000	5,412,600
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43	1,000,000	1,203,900
University of Connecticut GO,
Series A, 5.00%, 8/15/28	6,590,000	7,979,370
Series A, 5.00%, 2/15/31	2,000,000	2,406,800
Series A, 5.00%, 2/15/34	3,000,000	3,633,600
		309,386,642
U.S. Territories 2.9%
Puerto Rico 2.9%
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.00%, 8/01/42	19,000,000	10,117,500
Total Municipal Bonds before Short Term Investments (Cost $302,530,182)		319,504,142

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Semiannual Report 77

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Connecticut Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (Cost $2,000,000) 0.6%
Municipal Bonds 0.6%
Connecticut 0.6%
[a] Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue, Series V-2,
Daily VRDN and Put, 0.50%, 7/01/36	$2,000,000	$2,000,000
Total Investments (Cost $304,530,182) 93.9%		321,504,142
Other Assets, less Liabilities 6.1%		20,887,851
Net Assets 100.0%.		$342,391,993

See Abbreviations on page 144.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Michigan Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.78	$12.02	$11.67	$12.36	$12.23	$11.52
Income from investment operations[b]:
Net investment income[c]	0.21	0.42	0.44	0.46	0.43	0.50
Net realized and unrealized gains (losses)	0.22	(0.25)	0.36	(0.70)	0.13	0.71
Total from investment operations	0.43	0.17	0.80	(0.24)	0.56	1.21
Less distributions from net investment income .	(0.21)	(0.41)	(0.45)	(0.45)	(0.43)	(0.50)
Net asset value, end of period	$12.00	$11.78	$12.02	$11.67	$12.36	$12.23

Total return[d]	3.65%	1.48%	6.96%	(1.90)%	4.61%	10.67%

Ratios to average net assets[e]
Expenses.	0.64%	0.64%	0.65%	0.63%	0.63%	0.63%
Net investment income	3.44%	3.55%	3.73%	3.91%	3.53%	4.17%

Supplemental data
Net assets, end of period (000’s)	$924,405	$896,978	$953,732	$951,409	$1,257,112	$1,241,960
Portfolio turnover rate	3.62%	12.04%	12.80%	9.37%	16.87%	0.92%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.95	$12.20	$11.83	$12.52	$12.39	$11.66
Income from investment operations[b]:
Net investment income[c]	0.18	0.36	0.38	0.40	0.37	0.44
Net realized and unrealized gains (losses)	0.22	(0.26)	0.37	(0.71)	0.12	0.72
Total from investment operations	0.40	0.10	0.75	(0.31)	0.49	1.16
Less distributions from net investment income .	(0.17)	(0.35)	(0.38)	(0.38)	(0.36)	(0.43)
Net asset value, end of period	$12.18	$11.95	$12.20	$11.83	$12.52	$12.39

Total return[d]	3.40%	0.83%	6.45%	(2.42)%	3.97%	10.13%

Ratios to average net assets[e]
Expenses.	1.19%	1.19%	1.20%	1.18%	1.18%	1.18%
Net investment income	2.89%	3.00%	3.18%	3.36%	2.98%	3.62%

Supplemental data
Net assets, end of period (000’s)	$148,836	$145,491	$148,898	$148,136	$212,347	$192,719
Portfolio turnover rate	3.62%	12.04%	12.80%	9.37%	16.87%	0.92%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.81	$12.06	$11.70	$12.39	$12.26	$11.54
Income from investment operations[b]:
Net investment income[c]	0.21	0.43	0.46	0.47	0.45	0.51
Net realized and unrealized gains (losses)	0.23	(0.26)	0.36	(0.70)	0.12	0.72
Total from investment operations	0.44	0.17	0.82	(0.23)	(0.57)	1.23
Less distributions from net investment income .	(0.21)	(0.42)	(0.46)	(0.46)	0.44	(0.51)
Net asset value, end of period	$12.04	$11.81	$12.06	$11.70	$12.39	$12.26

Total return[d]	3.78%	1.50%	7.13%	(1.80)%	4.70%	10.85%

Ratios to average net assets[e]
Expenses.	0.54%	0.54%	0.55%	0.53%	0.53%	0.53%
Net investment income	3.54%	3.65%	3.83%	4.01%	3.63%	4.27%

Supplemental data
Net assets, end of period (000’s)	$44,036	$39,846	$36,020	$26,577	$20,317	$17,451
Portfolio turnover rate	3.62%	12.04%	12.80%	9.37%	16.87%	0.92%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Michigan Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 95.4%
Michigan 92.6%
Allendale Public School District GO, School Building and Site, Series A, AGMC Insured, Pre-Refunded,
5.00%, 5/01/37	$11,810,000	$12,151,899
Ann Arbor Public School District GO,
Refunding, 5.00%, 5/01/26	750,000	927,270
Refunding, 5.00%, 5/01/28	1,000,000	1,220,370
Refunding, 5.00%, 5/01/29	1,235,000	1,506,070
Battle Creek School District GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	4,000,000	4,115,800
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/34	10,165,000	10,459,277
Caledonia Community Schools GO,
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/24	1,000,000	1,231,010
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/25	1,000,000	1,248,960
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26	1,000,000	1,261,130
Counties of Kent, Allegan and Barry, Refunding, Series A, 5.00%, 5/01/30	1,850,000	2,269,339
Counties of Kent, Allegan and Barry, Refunding, Series A, 5.00%, 5/01/32	1,900,000	2,308,709
Counties of Kent, Allegan and Barry, School Building and Site, NATL Insured, Pre-Refunded, 5.00%,
5/01/26	3,665,000	3,771,102
Central Michigan University Revenue,
General, Refunding, 5.00%, 10/01/30	1,910,000	2,300,270
General, Refunding, 5.00%, 10/01/31	1,055,000	1,266,264
General, Refunding, 5.00%, 10/01/34	1,600,000	1,899,632
General, Refunding, 5.00%, 10/01/39	2,000,000	2,368,100
Chippewa Valley Schools GO,
Refunding, 5.00%, 5/01/28	6,075,000	7,233,988
Refunding, 5.00%, 5/01/29	6,425,000	7,619,921
Refunding, 5.00%, 5/01/30	6,420,000	7,609,626
Refunding, 5.00%, 5/01/31	3,000,000	3,537,480
Refunding, 5.00%, 5/01/32	6,590,000	7,766,183
Commerce Charter Township GO, Capital Improvement, Refunding, 5.00%, 12/01/38	3,250,000	3,925,220
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%,
5/01/29.	10,000,000	12,979,900
Detroit GO,
Distributable State Aid, Pre-Refunded, 5.00%, 11/01/30	5,000,000	5,257,700
Distributable State Aid, Pre-Refunded, 5.25%, 11/01/35	5,000,000	5,263,800
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,745,900
Detroit Water Supply System Revenue,
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	20,000,000	20,064,400
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,079
senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35	17,500,000	18,585,175
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	25,725,000	25,821,211
Farmington Public School District GO,
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27.	1,000,000	1,231,890
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28.	2,000,000	2,449,580
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32.	4,035,000	4,857,172
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33.	2,900,000	3,485,887
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34.	3,000,000	3,603,480
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35.	1,000,000	1,200,300
Grand Rapids Building Authority Revenue, Series A, AMBAC Insured, 5.00%, 10/01/28.	3,590,000	3,599,837

82 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Grand Rapids Sanitary Sewer System Revenue,
Improvement, Refunding, 5.00%, 1/01/26	$1,000,000	$1,230,060
Improvement, Refunding, 5.00%, 1/01/28	1,560,000	1,900,860
Improvement, Refunding, 5.00%, 1/01/29	1,000,000	1,211,630
Improvement, Refunding, 5.00%, 1/01/31	2,095,000	2,522,485
Improvement, Refunding, 5.00%, 1/01/32	1,175,000	1,410,329
Improvement, Refunding, 5.00%, 1/01/33	1,125,000	1,346,096
Improvement, Refunding, 5.00%, 1/01/34	1,000,000	1,192,780
Improvement, Refunding, 5.00%, 1/01/35	1,500,000	1,783,575
Improvement, Refunding, 5.00%, 1/01/39	880,000	1,043,099
Improvement, Refunding, 5.00%, 1/01/44	2,000,000	2,363,280
Refunding, 5.00%, 1/01/36	1,250,000	1,531,613
Refunding, 5.00%, 1/01/38	1,000,000	1,222,480
Grand Rapids Water Supply System Revenue, Assured Guaranty, 5.10%, 1/01/39	3,000,000	3,212,490
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	2,000,000	2,270,900
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47	2,500,000	2,823,775
Grand Valley State University Revenue,
General, Pre-Refunded, 5.75%, 12/01/34	1,500,000	1,518,585
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/28	17,165,000	18,445,509
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	8,570,000	9,209,322
Refunding, Series A, 5.00%, 12/01/32	4,295,000	5,234,274
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29	750,000	903,473
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30	1,000,000	1,200,300
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31	1,150,000	1,376,378
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32	1,165,000	1,389,321
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34	1,315,000	1,556,973
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35	1,225,000	1,445,218
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37	2,915,000	3,426,699
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40	6,215,000	7,279,816
Holly Area School District GO,
Refunding, 5.00%, 5/01/30	1,045,000	1,237,092
Refunding, 5.00%, 5/01/32	1,040,000	1,229,571
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding, Series C,
Assured Guaranty, 5.00%, 6/01/26.	10,000,000	11,290,200
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36	10,000,000	11,105,500
Bronson Methodist Hospital, Refunding, Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,473,340
Kelloggsville Public Schools GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33	1,045,000	1,248,012
School Building and Site, AGMC Insured, 5.00%, 5/01/35	1,150,000	1,363,567
School Building and Site, AGMC Insured, 5.00%, 5/01/38	3,815,000	4,510,513
Kent County GO,
Capital Improvement, 5.00%, 6/01/31	1,000,000	1,264,180
Capital Improvement, 5.00%, 6/01/34	1,445,000	1,807,868
Capital Improvement, 5.00%, 6/01/36	745,000	925,417
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35	1,205,000	1,466,521
School Building and Site, 5.00%, 5/01/36	1,205,000	1,465,364
School Building and Site, 5.00%, 5/01/38	1,210,000	1,467,972

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Semiannual Report 83

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Kentwood Public Schools GO, (continued)
School Building and Site, 5.00%, 5/01/41	$1,120,000	$1,354,506
School Building and Site, 5.00%, 5/01/44	1,800,000	2,171,754
L’Anse Creuse Public Schools GO,
Refunding, 5.00%, 5/01/28	5,230,000	6,368,728
Refunding, 5.00%, 5/01/30	5,560,000	6,688,068
Refunding, 5.00%, 5/01/32	5,890,000	7,039,316
Refunding, 5.00%, 5/01/34	6,220,000	7,417,661
Refunding, 5.00%, 5/01/35	2,840,000	3,362,588
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	11,761,100
Lansing Community College GO, College Building and Site, Refunding, 5.00%, 5/01/32	3,000,000	3,510,180
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/36	1,395,000	1,672,549
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/38	1,040,000	1,243,986
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39	1,000,000	1,196,140
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/41	2,200,000	2,627,372
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,490,000	1,783,649
Lapeer Community Schools GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/33	4,400,000	4,713,368
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/37	4,325,000	4,633,026
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group,
Refunding, Series B, 6.00%, 11/15/35	5,000,000	6,086,100
Livonia Public Schools School District GO,
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36	5,725,000	6,547,969
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38	6,000,000	6,866,460
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43	16,850,000	19,261,066
Mason County CSD,
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/25	1,050,000	1,310,463
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26	1,100,000	1,356,058
Mattawan Consolidated School District GO,
Series I, 5.00%, 5/01/30	1,000,000	1,202,890
Series I, 5.00%, 5/01/31	1,915,000	2,308,532
Series I, 5.00%, 5/01/32	1,110,000	1,326,594
Series I, 5.00%, 5/01/34	2,325,000	2,772,679
Series I, 5.00%, 5/01/39	3,375,000	3,990,296
Meridian Public School District GO,
Refunding, 5.00%, 5/01/25	500,000	624,480
Refunding, 5.00%, 5/01/27	735,000	899,567
Refunding, 5.00%, 5/01/29	775,000	940,346
Refunding, 5.00%, 5/01/31	1,130,000	1,362,215
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	5,985,000	6,655,021
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,981,900
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,356,360
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,991,050
Facilities Program, Series I, Pre-Refunded, 6.25%, 10/15/38.	9,015,000	10,052,176
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/31	15,530,000	15,593,207
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/32	10,000,000	10,040,200
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	755,000	757,869
Series IA, AGMC Insured, Pre-Refunded, 5.00%, 10/15/36	245,000	246,213

84 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan State Finance Authority Hospital Revenue, Trinity Health Credit Group, Refunding, Series MI,
5.00%, 12/01/45	$20,000,000	$24,315,800
Michigan State Finance Authority Revenue,
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,630,009
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,929,146
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	11,633,614
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	13,730,160
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	9,264,640
State Revolving Fund, Clean Water, 5.00%, 10/01/28	3,000,000	3,632,130
State Revolving Fund, Clean Water, 5.00%, 10/01/29	3,000,000	3,622,410
State Revolving Fund, Clean Water, 5.00%, 10/01/32	2,000,000	2,400,760
Michigan State HDA Rental Housing Revenue, Series A, 5.25%, 10/01/46	1,810,000	1,982,692
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, NATL Insured, 5.00%, 11/15/31	2,410,000	2,530,066
Hospital, Sparrow Obligated Group, NATL Insured, Pre-Refunded, 5.00%, 11/15/31	6,090,000	6,400,894
Hospital, Sparrow Obligated Group, Pre-Refunded, 5.00%, 11/15/31	7,060,000	7,420,413
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31.	2,940,000	3,085,765
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	6,440,514
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,437,113
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,685,835
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	3,061,250
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,552,625
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,711,750
St. John Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17	3,900,000	3,912,050
Trinity Health Credit Group, Refunding, Series A-1, 6.50%, 12/01/33	915,000	1,028,597
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33.	24,085,000	27,121,155
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	22,713,000
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, Pre-Refunded, 5.25%, 9/15/27	10,000,000	10,476,500
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution Control Bonds
Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,752,580
Michigan State Technological University Revenue, General, Refunding, Series A, 5.00%, 10/01/45	2,400,000	2,837,136
Michigan State University Revenue,
General, Refunding, Series C, 5.00%, 2/15/44.	14,630,000	16,294,309
General, Series A, 5.00%, 8/15/40	8,500,000	10,360,565
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33	1,360,000	1,637,807
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36	1,735,000	2,072,163
North Kent Sewer Authority Revenue,
Refunding, 5.00%, 11/01/26	750,000	962,948
Refunding, 5.00%, 11/01/30	1,315,000	1,653,797
Refunding, 5.00%, 11/01/31	1,000,000	1,253,500
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41.	3,000,000	3,256,890
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35	1,500,000	1,854,600
Refunding, 5.00%, 5/01/36	1,005,000	1,241,597
Oakland University Board of Trustees Revenue,
General, Refunding, 5.00%, 3/01/27.	1,000,000	1,204,530
General, Refunding, 5.00%, 3/01/30.	1,010,000	1,197,315
General, Refunding, 5.00%, 3/01/31.	1,260,000	1,489,874
General, Refunding, 5.00%, 3/01/32.	1,000,000	1,178,680
General, Refunding, 5.00%, 3/01/33.	1,285,000	1,509,798

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Semiannual Report 85

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Oakland University Board of Trustees Revenue, (continued)
General, Refunding, 5.00%, 3/01/34.	$1,000,000	$1,171,210
General, Refunding, 5.00%, 3/01/39.	3,000,000	3,513,630
Oakland University Revenue, 5.00%, 3/01/47	7,230,000	8,626,764
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/30.	3,350,000	4,138,657
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/31.	1,500,000	1,847,295
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32.	5,575,000	6,833,277
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35.	6,450,000	7,812,820
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36.	2,800,000	3,388,952
Rockford Public Schools GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/33	5,000,000	5,356,100
Roseville School District GO,
Refunding, 5.00%, 5/01/25	1,000,000	1,248,960
Refunding, 5.00%, 5/01/26	1,400,000	1,743,476
Refunding, 5.00%, 5/01/27	1,370,000	1,682,812
Refunding, 5.00%, 5/01/28	3,040,000	3,701,899
Refunding, 5.00%, 5/01/29	3,300,000	3,998,280
Refunding, 5.00%, 5/01/30	1,620,000	1,952,910
Refunding, 5.00%, 5/01/31	1,585,000	1,910,718
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27	3,350,000	4,024,891
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,988,325
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	17,500,000	20,275,850
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	10,000,000	11,488,700
Saginaw City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/38.	10,555,000	11,127,187
Saginaw Valley State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28.	7,050,000	7,599,688
General, Refunding, Series A, 5.00%, 7/01/30	1,750,000	2,161,407
General, Refunding, Series A, 5.00%, 7/01/31	2,170,000	2,669,425
General, Refunding, Series A, 5.00%, 7/01/33	1,240,000	1,513,222
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/28	500,000	620,160
County of Washtenaw, School Building and Site, 5.00%, 5/01/30	1,400,000	1,722,770
County of Washtenaw, School Building and Site, 5.00%, 5/01/31	500,000	613,335
County of Washtenaw, School Building and Site, 5.00%, 5/01/34	2,750,000	3,333,660
County of Washtenaw, School Building and Site, 5.00%, 5/01/36	2,950,000	3,536,932
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33	350,000	413,511
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35	1,575,000	1,847,507
Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29	9,040,000	9,248,553
Trenton Public Schools GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	4,575,000	4,900,831
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/38	8,150,000	8,730,443
Troy City School District GO,
Refunding, 5.00%, 5/01/23	635,000	773,862
Refunding, 5.00%, 5/01/25	1,000,000	1,258,060
Refunding, 5.00%, 5/01/26	1,230,000	1,527,340
Warren Consolidated School District GO, School Building and Site, 5.00%, 5/01/32	2,500,000	2,837,350
Wayne County Airport Authority Revenue,
Detroit Metropolitan Wayne County Airport, Refunding, NATL Insured, 5.00%, 12/01/27	9,910,000	10,400,644
Detroit Metropolitan Wayne County Airport, Refunding, NATL Insured, 5.00%, 12/01/28	10,170,000	10,669,652

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Wayne State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28.	$10,455,000	$11,418,951
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/35.	9,965,000	10,883,773
General, Refunding, AGMC Insured, 5.00%, 11/15/28	13,095,000	14,206,635
General, Refunding, AGMC Insured, 5.00%, 11/15/35	12,470,000	13,452,262
General, Refunding, Series A, 5.00%, 11/15/31	1,860,000	2,228,336
General, Refunding, Series A, 5.00%, 11/15/33	1,500,000	1,787,190
Western Michigan University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28.	5,500,000	5,900,840
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/32.	6,410,000	6,877,161
Refunding, Series A, 5.00%, 11/15/26	1,500,000	1,855,995
Refunding, Series A, 5.00%, 11/15/27	2,160,000	2,659,068
Refunding, Series A, 5.00%, 11/15/28	1,635,000	2,006,930
Refunding, Series A, 5.00%, 11/15/29	2,000,000	2,428,420
Refunding, Series A, 5.00%, 11/15/30	2,500,000	3,024,550
Refunding, Series A, 5.00%, 11/15/40	1,560,000	1,840,223
Refunding, Series A, 5.00%, 11/15/45	2,000,000	2,352,480
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31	1,530,000	1,820,669
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33	2,000,000	2,362,920
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34	2,000,000	2,354,460
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35	2,000,000	2,346,040
		1,034,644,015
U.S. Territories 2.8%
Puerto Rico 2.8%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.375%, 8/01/39	9,000,000	4,680,000
first subordinate, Series A, 6.375%, 8/01/39	10,000,000	5,337,500
first subordinate, Series A, 6.00%, 8/01/42	25,000,000	13,312,500
first subordinate, Series C, 5.50%, 8/01/40	15,000,000	7,837,500
		31,167,500
Total Municipal Bonds (Cost $1,020,767,721) 95.4%		1,065,811,515
Other Assets, less Liabilities 4.6%		51,464,778
Net Assets 100.0%		$1,117,276,293

See Abbreviations on page 144.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Minnesota Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.63	$12.69	$12.39	$12.98	$12.80	$11.92
Income from investment operations[b]:
Net investment income[c]	0.19	0.40	0.41	0.41	0.42	0.46
Net realized and unrealized gains (losses)	0.08	(0.06)	0.30	(0.60)	0.18	0.88
Total from investment operations	0.27	0.34	0.71	(0.19)	0.60	1.34
Less distributions from net investment income .	(0.19)	(0.40)	(0.41)	(0.40)	(0.42)	(0.46)
Net asset value, end of period	$12.71	$12.63	$12.69	$12.39	$12.98	$12.80

Total return[d]	2.14%	2.71%	5.78%	(1.45)%	4.77%	11.44%

Ratios to average net assets[e]
Expenses.	0.64%	0.64%	0.65%	0.64%	0.64%	0.65%
Net investment income	2.95%	3.16%	3.23%	3.27%	3.27%	3.71%

Supplemental data
Net assets, end of period (000’s)	$741,756	$731,215	$719,848	$717,104	$904,813	$819,782
Portfolio turnover rate	1.80%	8.61%	6.53%	6.93%	6.99%	5.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.76	$12.82	$12.51	$13.10	$12.92	$12.02
Income from investment operations[b]:
Net investment income[c]	0.16	0.33	0.34	0.34	0.36	0.39
Net realized and unrealized gains (losses)	0.07	(0.06)	0.31	(0.60)	0.17	0.90
Total from investment operations	0.23	0.27	0.65	(0.26)	0.53	1.29
Less distributions from net investment income .	(0.15)	(0.33)	(0.34)	(0.33)	(0.35)	(0.39)
Net asset value, end of period	$12.84	$12.76	$12.82	$12.51	$13.10	$12.92

Total return[d]	1.84%	2.12%	5.23%	(1.97)%	4.15%	10.82%

Ratios to average net assets[e]
Expenses.	1.19%	1.19%	1.20%	1.19%	1.19%	1.20%
Net investment income	2.40%	2.61%	2.68%	2.72%	2.72%	3.16%

Supplemental data
Net assets, end of period (000’s)	$233,978	$217,904	$211,768	$205,745	$270,570	$224,498
Portfolio turnover rate	1.80%	8.61%	6.53%	6.93%	6.99%	5.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 89

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.64	$12.70	$12.40	$12.99	$12.81	$11.92
Income from investment operations[b]:
Net investment income[c]	0.20	0.41	0.42	0.42	0.44	0.47
Net realized and unrealized gains (losses)	0.08	(0.06)	0.30	(0.60)	0.18	(0.89)
Total from investment operations	0.28	0.35	0.72	(0.18)	0.62	1.36
Less distributions from net investment income .	(0.20)	(0.41)	(0.42)	(0.41)	(0.44)	(0.47)
Net asset value, end of period	$12.72	$12.64	$12.70	$12.40	$12.99	$12.81

Total return[d]	2.19%	2.81%	5.88%	(1.35)%	4.88%	11.63%

Ratios to average net assets[e]
Expenses.	0.54%	0.54%	0.55%	0.54%	0.54%	0.55%
Net investment income	3.05%	3.26%	3.33%	3.37%	3.37%	3.81%

Supplemental data
Net assets, end of period (000’s)	$146,376	$121,685	$123,174	$98,382	$49,398	$38,461
Portfolio turnover rate	1.80%	8.61%	6.53%	6.93%	6.99%	5.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Minnesota Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.0%
Minnesota 98.0%
Alexandria ISD No. 206 GO, School Building, Minnesota School District Credit Enhancement Program,
Series A, 5.00%, 2/01/37	$11,700,000	$13,438,269
Anoka County Regional Railroad Authority GO, Series A, XLCA Insured, Pre-Refunded, 4.50%, 2/01/32	11,125,000	11,302,444
Anoka-Hennepin ISD No. 11 GO, Anoka and Hennepin Counties, School Building, Minnesota School
District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,693,796
Bemidji GO, Sales Tax Revenue, Refunding, 5.25%, 2/01/38	12,055,000	13,957,158
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23	2,990,000	3,591,319
Refunding, Series B, 5.00%, 2/01/24	3,000,000	3,594,600
Refunding, Series B, 5.00%, 2/01/25	1,225,000	1,464,255
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%, 12/01/24	1,055,000	1,100,502
Brainerd ISD No. 181 GO,
School Building, Refunding, Series A, 4.00%, 2/01/19.	5,025,000	5,409,412
School Building, Refunding, Series A, 4.00%, 2/01/20.	5,025,000	5,405,644
Burnsville ISD No. 191 GO,
Alternative Facilities, Series A, 3.00%, 2/01/29.	1,570,000	1,638,531
Alternative Facilities, Series A, 3.00%, 2/01/30.	2,880,000	2,995,229
Cambridge ISD No. 911 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
3.00%, 2/01/27	3,410,000	3,610,713
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
3.00%, 2/01/30	5,585,000	5,793,991
Center City Health Care Facilities Revenue, Hazelden Foundation Project, 5.00%, 11/01/41.	1,600,000	1,761,376
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32	1,150,000	1,321,994
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42	1,615,000	1,826,920
Chaska ISD No. 112 GO,
Alternative Facilities, Minnesota School District Credit Enhancement Program, Refunding, Series A,
5.00%, 2/01/20	4,135,000	4,715,306
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/20	4,475,000	4,953,154
School Building, Series A, NATL Insured, 4.50%, 2/01/28	15,000,000	15,222,600
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation,
Series A, zero cpn., 2/01/32	1,450,000	900,972
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation,
Series A, zero cpn., 2/01/34	1,600,000	899,568
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation,
Series A, zero cpn., 2/01/35	350,000	187,054
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,415,506
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	1,065,000	1,140,551
Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A,
5.125%, 1/01/35	2,625,000	2,715,982
Duluth ISD No. 709 COP,
Full Term Certificates, Series B, AGMC Insured, Pre-Refunded, 5.00%, 2/01/28	18,890,000	20,812,435
Full Term Certificates, Series B, Pre-Refunded, 4.75%, 2/01/25	8,445,000	9,254,200
Series A, Refunding, 4.00%, 2/01/27	2,550,000	2,961,417
Series A, Refunding, 4.00%, 2/01/28	1,500,000	1,714,485
Duluth ISD No. 709 GO,
Refunding, Series B, 4.00%, 2/01/25	3,450,000	4,027,668
Refunding, Series B, 2.50%, 2/01/26	2,840,000	2,949,312

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Semiannual Report 91

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Elk River ISD No. 728 GO,
School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32	$6,130,000	$6,875,408
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
AGMC Insured, 4.25%, 2/01/23	3,000,000	3,042,000
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
AGMC Insured, 4.25%, 2/01/24	5,265,000	5,338,078
Ely Housing and RDAR, Housing Development, Series A, XLCA Insured, 4.50%, 11/01/41.	1,530,000	1,539,517
Farmington ISD No. 192 GO,
School Building, Refunding, Series C, 5.00%, 2/01/24	7,165,000	8,944,213
School Building, Series A, 4.00%, 2/01/28	5,230,000	6,093,211
Fergus Falls ISD No. 544 GO, School Building, Minnesota School District Credit Enhancement Program,
Series A, AGMC Insured, 5.00%, 1/01/25	1,655,000	1,743,327
Fridley ISD No. 14 GO,
Fridley Public Schools, Alternative Facilities, Series A, AGMC Insured, 4.375%, 2/01/27	1,040,000	1,056,058
School Building, Fridley Public Schools, Series A, 4.00%, 2/01/28	1,005,000	1,179,317
Hennepin County Regional Railroad Authority GO,
Refunding, Series A, 4.00%, 12/01/27.	2,475,000	2,694,285
Refunding, Series A, 4.00%, 12/01/28.	1,590,000	1,728,759
Hennepin County Sales Tax Revenue,
first lien, Ballpark Project, Series A, 4.75%, 12/15/37	25,000,000	26,138,750
second lien, Ballpark Project, Series B, 5.00%, 12/15/17	1,740,000	1,837,997
second lien, Ballpark Project, Series B, 5.00%, 12/15/21	5,000,000	5,276,350
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,619,586
Hutchinson ISD No. 423 GO, School Building, Series A, 5.00%, 2/01/28	1,685,000	2,147,802
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	3,066,660
Jordan ISD No. 717 GO,
School Building, Series A, 5.00%, 2/01/31	1,460,000	1,734,524
School Building, Series A, 5.00%, 2/01/32	2,000,000	2,369,440
School Building, Series A, 5.00%, 2/01/33	1,700,000	2,073,524
School Building, Series A, 5.00%, 2/01/34	1,805,000	2,201,595
School Building, Series A, 5.00%, 2/01/35	1,000,000	1,219,720
Lakeville GO,
Refunding, Series B, 4.00%, 2/01/21	1,000,000	1,130,740
Refunding, Series B, 3.00%, 2/01/30	4,690,000	4,889,841
Lakeville ISD No. 194 GO,
Alternative Facilities, Series B, 3.00%, 2/01/25.	3,560,000	3,820,770
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17	5,750,000	5,854,650
Maple Grove GO,
Improvement, Refunding, Series A, 4.00%, 2/01/21	2,100,000	2,380,392
Improvement, Refunding, Series A, 4.00%, 2/01/22	2,470,000	2,841,908
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series C, 5.00%, 3/01/24	6,250,000	7,920,000
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and
Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,127,730
Minneapolis GO, Various Purpose, Refunding, 4.00%, 12/01/25	3,500,000	3,526,005
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44	10,000,000	11,683,300
Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	29,485,000	32,813,856
Fairview Health Services, Series B, Assured Guaranty, Pre-Refunded, 6.50%, 11/15/38	5,515,000	6,209,394

92 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue,
senior bond, Refunding, Series A, 5.00%, 1/01/35	$9,295,000	$10,405,381
senior bond, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/20	5,400,000	5,479,380
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/23	14,800,000	15,017,560
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/26	10,000,000	10,140,400
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/26	1,250,000	1,484,113
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,776,705
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,658,712
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%,
2/15/30	14,600,000	16,307,762
Health Care Facilities, Essentia Health Obligated Group, Series E, Assured Guaranty, 5.00%,
2/15/37	20,600,000	21,612,284
Minnesota Public Facilities Authority State Revenue,
Revolving Fund, Refunding, Series A, 5.00%, 3/01/24.	17,010,000	21,485,671
Revolving Fund, Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	18,912,138
Minnesota State 911 Revenue,
Public Safety Radio Communication System Project, Assured Guaranty, 4.50%, 6/01/22	1,000,000	1,095,640
Public Safety Radio Communication System Project, Assured Guaranty, 4.50%, 6/01/24	3,745,000	4,101,037
Public Safety Radio Communication System Project, Assured Guaranty, 5.00%, 6/01/24	3,000,000	3,214,080
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,719,030
Board of Trustees, Fund, Series A, 4.00%, 10/01/24.	1,535,000	1,775,151
Board of Trustees, Fund, Series A, 5.00%, 10/01/28.	2,135,000	2,519,022
Board of Trustees, Fund, Series A, 4.625%, 10/01/29.	6,615,000	7,310,501
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	4,115,000	4,869,321
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26	4,000,000	4,502,280
Appropriation, Refunding, Series A, 3.00%, 3/01/30	2,000,000	2,056,140
Appropriation, Refunding, Series B, 5.00%, 3/01/22	1,530,000	1,842,304
Appropriation, Series A, 5.00%, 6/01/32	7,000,000	8,489,040
Appropriation, Series A, 5.00%, 6/01/38	8,500,000	10,087,545
Minnesota State GO,
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/22	1,000,000	1,039,830
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/25	10,000,000	10,398,300
Highway and Various Purpose, Pre-Refunded, 5.00%, 8/01/23	65,000	67,558
Highway and Various Purpose, Pre-Refunded, 5.00%, 8/01/23	2,935,000	3,051,901
Various Purpose, Refunding, Series F, 4.00%, 10/01/24	12,720,000	14,966,606
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	17,550,150
Various Purpose, Series A, Pre-Refunded, 4.25%, 12/01/27	5,000,000	5,544,850
Various Purpose, Series A, Pre-Refunded, 4.50%, 12/01/28	15,540,000	17,357,092
Various Purpose, Series H, 5.00%, 11/01/27	2,500,000	2,815,375
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31.	3,415,000	3,663,270
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26	1,775,000	1,898,043
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32	2,975,000	3,206,217
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29.	3,675,000	3,963,267
Nonprofit Housing State Appropriation, 5.00%, 8/01/31.	2,225,000	2,608,991
Residential Housing, Refunding, Series B, 3.10%, 7/01/35	10,000,000	10,170,000
Residential Housing Finance, Series E, 4.90%, 7/01/29	7,490,000	7,929,963

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minnesota State HFAR, (continued)
Residential Housing Finance, Series E, 5.10%, 1/01/40	$7,060,000	$7,409,823
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, 5.00%, 3/01/40	4,000,000	4,367,080
[a] College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33	1,500,000	1,726,080
[a] College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35	500,000	570,545
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,652,900
University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	750,000	911,535
University of St. Thomas, Refunding, Series 8-M, 4.00%, 4/01/22	1,215,000	1,387,882
University of St. Thomas, Series 6-X, Pre-Refunded, 5.00%, 4/01/29	2,250,000	2,307,623
University of St. Thomas, Series 6-X, Pre-Refunded, 5.25%, 4/01/39	10,000,000	10,270,300
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	6,023,192
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,941,349
University of St. Thomas, Series 8-L, 4.00%, 4/01/31	4,200,000	4,786,866
Minnesota State Municipal Power Agency Electric Revenue,
4.00%, 10/01/41.	3,000,000	3,364,290
5.00%, 10/01/47.	2,500,000	3,048,325
Refunding, Series A, 4.00%, 10/01/31.	1,265,000	1,413,650
Refunding, Series A, 4.00%, 10/01/32.	1,200,000	1,336,344
Refunding, Series A, 4.00%, 10/01/33.	1,000,000	1,109,760
Refunding, Series A, 5.00%, 10/01/34.	1,000,000	1,194,550
Refunding, Series A, 5.00%, 10/01/35.	1,005,000	1,196,453
Series A, 5.25%, 10/01/35	12,000,000	13,780,200
Minnesota State Public Facilities Authority Clean Water Revenue,
Series A, Pre-Refunded, 5.00%, 3/01/24	6,900,000	7,050,903
Series B, Pre-Refunded, 4.75%, 3/01/27	5,000,000	5,103,300
New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32	5,110,000	5,197,790
New London Spicer ISD No. 345 GO,
School Building, Series A, 4.00%, 2/01/28	1,160,000	1,362,292
School Building, Series A, 4.00%, 2/01/29	1,095,000	1,267,616
School Building, Series A, 4.00%, 2/01/31	1,300,000	1,490,619
New Prague ISD No. 721 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/22	3,090,000	3,482,584
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/23	3,045,000	3,415,120
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/24	3,245,000	3,626,093
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/25	3,300,000	3,671,052
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	1,505,000	1,584,720
Series A, 5.00%, 1/01/30.	1,190,000	1,386,302
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 1/01/26	2,000,000	2,114,640
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,686,726
Perham ISD No. 549 GO,
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/27	715,000	829,464
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/28	1,045,000	1,202,879
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/29	500,000	572,555

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28	$1,105,000	$1,154,394
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31	1,215,000	1,300,730
Rochester Electricity Utility Revenue, Series B, 5.00%, 12/01/43	1,000,000	1,179,730
Rochester Health Care Facilities Revenue,
Mayo Clinic, Mandatory Put 11/15/21, Series C, 4.50%, 11/15/38	22,750,000	26,517,400
Mayo Clinic, Series D, 5.00%, 11/15/38	5,000,000	5,657,100
Mayo Clinic, Series E, 5.00%, 11/15/38.	20,000,000	22,628,400
Rosemount ISD No. 196 GO,
School Building, Refunding, Series C, 4.00%, 2/01/21	1,365,000	1,547,255
School Building, Refunding, Series C, 4.00%, 2/01/22	2,380,000	2,738,357
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37	2,820,000	1,481,825
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38	5,220,000	2,641,581
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39	2,820,000	1,374,891
School Building, Series A, 5.00%, 2/01/26	1,500,000	1,896,780
School Building, Series A, 5.00%, 2/01/27	2,075,000	2,607,175
Scott County GO, Capital Improvement Plan, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	5,861,786
South Washington County ISD No. 833 GO,
School Building, Series A, 4.00%, 2/01/29	4,220,000	4,944,068
School Building, Series A, 4.00%, 2/01/30	9,640,000	11,141,912
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	5,875,000	5,731,356
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,484,126
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,607,720
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,477,580
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	5,293,002
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	15,738,999
Refunding, Series A, 5.00%, 1/01/46	9,345,000	11,241,755
Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18	190,000	192,856
Series A, Pre-Refunded, 5.00%, 1/01/21	1,000,000	1,098,510
Series A, Pre-Refunded, 5.00%, 1/01/22	2,060,000	2,262,931
Series A, Pre-Refunded, 5.50%, 1/01/24	1,000,000	1,109,990
Series A, Pre-Refunded, 5.25%, 1/01/30	2,000,000	2,208,500
St. Cloud Health Care Revenue,
CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37	11,310,000	12,531,480
CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30.	750,000	850,853
CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30	9,250,000	10,665,527
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.375%, 5/01/31	1,000,000	1,121,520
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.50%, 5/01/39	27,400,000	30,819,520
St. Cloud Public Schools ISD No. 742 GO,
Series A, 4.00%, 2/01/28.	2,080,000	2,415,982
Series A, 4.00%, 2/01/29.	1,000,000	1,150,630
St. Michael ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	11,633,144
St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A-1, 5.25%, 11/15/29	5,000,000	5,643,900
Allina Health System, Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,250,350

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
St. Paul ISD No. 625 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B,
5.00%, 2/01/24	$2,925,000	$3,573,706
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30 .	1,385,000	1,433,600
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31 .	1,195,000	1,234,387
School Building, Minnesota School District Credit Enhancement Program, Series A, AGMC Insured,
5.00%, 2/01/24	1,615,000	1,642,213
School Building, Minnesota School District Credit Enhancement Program, Series A, AGMC Insured,
5.00%, 2/01/25	1,675,000	1,703,224
School Building, Minnesota School District Credit Enhancement Program, Series A, AGMC Insured,
5.00%, 2/01/26	1,745,000	1,774,403
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31.	1,000,000	1,207,080
Series G, 5.00%, 11/01/32.	1,000,000	1,202,940
sub. bond, Series A, XLCA Insured, 5.00%, 11/01/30	7,360,000	7,696,499
University of Minnesota GO,
Series A, 4.00%, 2/01/26.	2,425,000	2,780,990
Series A, 5.25%, 4/01/29.	1,000,000	1,112,400
Series A, 5.125%, 4/01/34	1,000,000	1,102,760
Series A, 5.00%, 4/01/41.	5,000,000	6,221,600
Series B, 5.00%, 1/01/38	4,500,000	5,384,385
University of Minnesota Regents Revenue, State Supported Biomedical Science Research Facilities
Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,824,150
University of Minnesota Revenue, Special Purpose, State Supported Stadium Debt, Refunding, Series A,
5.00%, 8/01/28	7,225,000	9,091,795
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	3,000,000	3,179,760
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	6,091,650
Refunding, Series A, 5.00%, 1/01/25	3,370,000	4,094,415
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,441,872
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,690,030
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,493,465
Series A, 5.00%, 1/01/20.	3,725,000	4,233,798
Series A, 5.00%, 1/01/40.	8,075,000	9,649,867
Series A, 5.00%, 1/01/46.	11,870,000	14,087,553
Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/36	6,000,000	6,085,620
Willmar GO,
Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/28	2,150,000	2,234,624
Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29	1,000,000	1,035,940
Total Municipal Bonds before Short Term Investments (Cost $1,023,543,606)		1,100,339,423

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments 1.4%
Municipal Bonds 1.4%
Minnesota 1.4%
[b] Minneapolis and St. Paul Housing and RDA Health Care Revenue, Children’s Hospitals Clinics, Series A,
AGMC Insured, Daily VRDN and Put, 0.60%, 8/15/37.	$13,900,000	$13,900,000
[b] Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Health Care Facilities,
Children’s Hospitals and Clinics, Series B, AGMC Insured, Daily VRDN and Put, 0.60%, 8/15/25	1,600,000	1,600,000
Total Short Term Investments (Cost $15,500,000)		15,500,000
Total Investments (Cost $1,039,043,606) 99.4%		1,115,839,423
Other Assets, less Liabilities 0.6%.		6,269,902
Net Assets 100.0%		$1,122,109,325

See Abbreviations on page 144.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Ohio Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.90	$12.91	$12.44	$13.12	$12.96	$11.99
Income from investment operations[b]:
Net investment income[c]	0.21	0.44	0.46	0.48	0.48	0.51
Net realized and unrealized gains (losses)	0.17	(0.01)	0.49	(0.71)	0.15	0.97
Total from investment operations	0.38	0.43	0.95	(0.23)	0.63	1.48
Less distributions from net investment income .	(0.21)	(0.44)	(0.48)	(0.45)	(0.47)	(0.51)
Net asset value, end of period	$13.07	$12.90	$12.91	$12.44	$13.12	$12.96

Total return[d]	2.96%	3.43%	7.76%	(1.69)%	4.96%	12.61%

Ratios to average net assets[e]
Expenses.	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.16%	3.41%	3.65%	3.86%	3.69%	4.07%

Supplemental data
Net assets, end of period (000’s)	$1,236,761	$1,186,318	$1,160,630	$1,144,885	$1,445,535	$1,305,046
Portfolio turnover rate	2.37%	6.53%	13.88%	8.78%	9.69%	10.70%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.06	$13.07	$12.58	$13.27	$13.10	$12.11
Income from investment operations[b]:
Net investment income[c]	0.17	0.37	0.40	0.42	0.42	0.44
Net realized and unrealized gains (losses)	0.18	(0.01)	0.50	(0.73)	0.15	0.99
Total from investment operations	0.35	0.36	0.90	(0.31)	0.57	1.43
Less distributions from net investment income .	(0.17)	(0.37)	(0.41)	(0.38)	(0.40)	(0.44)
Net asset value, end of period	$13.24	$13.06	$13.07	$12.58	$13.27	$13.10

Total return[d]	2.72%	2.82%	7.25%	(2.28)%	4.41%	12.05%

Ratios to average net assets[e]
Expenses.	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income	2.61%	2.86%	3.10%	3.31%	3.14%	3.52%

Supplemental data
Net assets, end of period (000’s)	$346,551	$322,560	$312,055	$301,447	$416,262	$346,117
Portfolio turnover rate	2.37%	6.53%	13.88%	8.78%	9.69%	10.70%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.91	$12.92	$12.44	$13.12	$12.96	$11.99
Income from investment operations[b]:
Net investment income[c]	0.21	0.45	0.48	0.49	0.50	0.52
Net realized and unrealized gains (losses)	0.18	(0.01)	0.49	(0.71)	0.15	0.97
Total from investment operations	0.39	0.44	0.97	(0.22)	0.65	1.49
Less distributions from net investment income .	(0.22)	(0.45)	(0.49)	(0.46)	(0.49)	(0.52)
Net asset value, end of period	$13.08	$12.91	$12.92	$12.44	$13.12	$12.96

Total return[d]	3.01%	3.53%	7.95%	(1.59)%	5.07%	12.72%

Ratios to average net assets[e]
Expenses.	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.26%	3.51%	3.75%	3.96%	3.79%	4.17%

Supplemental data
Net assets, end of period (000’s)	$100,554	$80,279	$73,386	$37,153	$45,364	$36,127
Portfolio turnover rate	2.37%	6.53%	13.88%	8.78%	9.69%	10.70%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Ohio Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 98.3%
Ohio 98.3%
Akron Income Tax Revenue,
Community Learning Centers, 5.00%, 12/01/33	$4,250,000	$5,031,192
Community Learning Centers, Series A, 4.50%, 12/01/33	10,000,000	11,194,200
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Refunding, Series A, 5.25%, 6/01/38	15,000,000	16,890,300
Catholic Healthcare Partners, Refunding, Series B, 5.25%, 9/01/27	7,570,000	8,759,853
American Municipal Power Inc. Revenue,
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36	1,000,000	1,104,180
Meldahl Hydroelectric Project, Green Bonds, Series A, 4.00%, 2/15/41.	7,250,000	7,923,235
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	6,078,550
Prairie State Energy Campus Project, Refunding, Series A, Assured Guaranty, 5.25%, 2/15/33	1,725,000	1,826,085
Prairie State Energy Campus Project, Refunding, Series A, BHAC Insured, 5.00%, 2/15/38	1,275,000	1,343,098
Prairie State Energy Campus Project, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 2/15/33	28,275,000	30,142,564
Prairie State Energy Campus Project, Series A, BHAC Insured, Pre-Refunded, 5.00%, 2/15/38	20,725,000	22,019,483
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%,
11/01/49	6,685,000	6,892,636
Bath Local School District GO,
School Improvement, AGMC Insured, 4.00%, 12/01/44	1,295,000	1,365,642
School Improvement, AGMC Insured, 5.00%, 12/01/49	5,380,000	5,690,534
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,220,710
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured, 5.25%, 1/15/36	1,300,000	1,374,698
Brooklyn City School District GO,
School Improvement, AGMC Insured, 5.25%, 12/01/43	3,000,000	3,434,760
School Improvement, Refunding, AGMC Insured, 5.50%, 12/01/49.	7,780,000	8,685,748
Butler County GO, Various Purpose, NATL Insured, Pre-Refunded, 5.00%, 12/01/26	2,130,000	2,152,621
Butler County Hospital Facilities Revenue,
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36	5,000,000	5,977,200
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41	5,000,000	5,724,100
Canal Winchester Local School District GO,
Capital Appreciation, NATL Insured, zero cpn., 12/01/32	3,955,000	2,583,525
Capital Appreciation, NATL Insured, zero cpn., 12/01/33	2,000,000	1,259,720
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,750,586
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	17,167,273
Chillicothe City School District GO,
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22	1,905,000	1,699,374
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23	1,905,000	1,645,977
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24	1,905,000	1,596,047
Cincinnati City School District COP,
School Improvement Project, AGMC Insured, Pre-Refunded, 5.00%, 12/15/26	7,310,000	7,399,401
School Improvement Project, AGMC Insured, Pre-Refunded, 5.00%, 12/15/27	7,000,000	7,085,610
Cincinnati City School District GO,
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27	14,900,000	19,698,098
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28	8,180,000	10,936,905
Cincinnati GO,
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/18	2,000,000	2,182,500
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/19	5,925,000	6,687,844
Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40	6,500,000	8,044,335
City of Akron Waterworks System Mortgage Revenue, Refunding and Improvement, Assured Guaranty,
5.00%, 3/01/34	1,000,000	1,070,890

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Semiannual Report 101

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	$3,000,000	$3,478,230
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,734,165
Series C, AGMC Insured, Pre-Refunded, 5.00%, 1/01/26	9,500,000	9,635,565
Series C, AGMC Insured, Pre-Refunded, 5.00%, 1/01/31	11,250,000	11,410,537
Series C, Assured Guaranty, 5.00%, 1/01/27	27,385,000	29,698,759
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,591,210
Cleveland Municipal School District GO,
School Improvement, Refunding, 5.00%, 12/01/25	3,600,000	4,366,476
School Improvement, Refunding, 5.00%, 12/01/27	1,000,000	1,210,250
Cleveland Public Power System Revenue,
Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	4,626,800
Series B-1, NATL Insured, 5.00%, 11/15/28.	2,000,000	2,127,900
Series B-1, NATL Insured, 5.00%, 11/15/38.	10,000,000	10,587,400
Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41.	2,000,000	2,413,740
Columbus GO,
Various Purpose, Series A, 5.00%, 2/15/23	14,365,000	17,769,074
Various Purpose, Series A, 5.00%, 2/15/24	12,655,000	15,976,052
Various Purpose, Series A, 5.00%, 2/15/25	5,000,000	6,271,850
Columbus Metropolitan Library Special Obligation Revenue,
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/27	3,765,000	4,166,198
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28	2,970,000	3,280,038
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29	4,125,000	4,544,884
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37	6,620,000	7,079,891
Columbus Sewerage System Revenue,
Refunding, 5.00%, 6/01/29	5,000,000	6,407,500
Refunding, 4.00%, 6/01/31	15,000,000	17,108,250
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,445,950
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,744,950
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F,
5.00%, 12/01/27	15,000,000	17,441,550
Cuyahoga County Excise Tax Revenue,
Excise Tax, Sports Facilities Improvement Project, 5.00%, 12/01/24	1,000,000	1,226,820
Excise Tax, Sports Facilities Improvement Project, 5.00%, 12/01/25	500,000	611,505
Dayton City School District GO, Refunding, 5.00%, 11/01/30	5,000,000	6,644,200
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	23,054,000
Defiance City School District GO, Various Purpose, 5.00%, 12/01/46	6,635,000	7,817,689
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%, 12/01/49	6,000,000	7,193,520
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,441,240
Dublin City School District GO, Capital Appreciation, NATL Insured, zero cpn., 12/01/16	4,635,000	4,626,054
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation,
Refunding, 5.00%, 12/01/35	20,000,000	24,146,600
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, 5.25%,
11/01/40	15,000,000	16,745,250
Greene County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, 5.50%,
4/01/39	12,930,000	14,208,001
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,400,160
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, 5.00%,
10/01/44	6,205,000	7,283,243

102 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Hamilton County Sales Tax Revenue,
Subordinate, Refunding, Series A, AGMC Insured, 5.00%, 12/01/32	$35,080,000	$35,436,413
Subordinate, Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32	10,000,000	10,101,600
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Refunding, Series A, 5.00%, 12/01/27	6,875,000	8,647,719
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30	7,000,000	7,873,180
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39	7,000,000	7,553,000
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/19	2,190,000	2,102,772
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20	4,525,000	4,259,925
Huber Heights City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/33	4,500,000	5,105,610
School Improvement, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,672,900
Ironton City School District GO, Lawrence County, School Improvement, Unlimited Tax, NATL Insured,
Pre-Refunded, 5.00%, 12/01/34.	5,130,000	5,184,481
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	26,010,000	30,401,008
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,572,757
Kings Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.00%, 12/01/33.	10,000,000	10,542,300
Lakewood City School District GO,
School Facilities Improvement, NATL Insured, Pre-Refunded, 5.00%, 12/01/30	9,170,000	9,667,289
School Facilities Improvement, NATL Insured, Pre-Refunded, 4.50%, 12/01/34	6,000,000	6,288,480
School Facilities Improvement, Refunding, Series A, 5.00%, 11/01/43	10,895,000	12,916,785
School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31.	1,000,000	1,042,620
Lakota Local School District GO,
Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,629,220
Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,963,655
Lancaster City School District GO, School Facilities Construction and Improvement, 5.00%, 10/01/49	10,000,000	11,339,300
Little Miami Local School District GO,
AGMC Insured, Pre-Refunded, 4.50%, 12/01/34	14,255,000	14,666,827
School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/34	4,000,000	4,042,480
Lorain County Hospital Revenue,
Catholic Healthcare Partners, Refunding, Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	20,597,116
Catholic Healthcare Partners, Refunding, Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	8,490,080
Lucas County GO, Various Purpose, 4.50%, 10/01/35	10,685,000	11,401,216
Lucas-Plaza HDC Revenue, FHA Insured, Refunding, ETM, zero cpn., 6/01/24.	35,230,000	31,096,112
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32	9,605,000	13,235,786
Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%, 12/01/36	3,500,000	3,646,650
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured,
ETM, 5.50%, 10/15/25	4,750,000	5,647,322
Maple Heights City School District GO, School Facilities Improvement, Pre-Refunded, 5.00%, 1/15/37	10,000,000	10,159,432
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20.	1,000,000	935,510
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21.	1,000,000	917,560
Marysville Wastewater Treatment System Revenue,
Assured Guaranty, Pre-Refunded, 4.25%, 12/01/27	1,170,000	1,222,650
Assured Guaranty, Pre-Refunded, 4.75%, 12/01/46	14,205,000	14,347,476
Assured Guaranty, Pre-Refunded, 4.75%, 12/01/47	5,000,000	5,255,750
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,326,027
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,995,426
Marysville Water System Mortgage Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32	1,250,000	1,317,788

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Semiannual Report 103

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Medina School District COP, School Facilities Project, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/31 .	$5,725,000	$6,176,760
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,624,320
General Receipts, Refunding, 5.00%, 9/01/31	2,320,000	2,814,183
General Receipts, Refunding, 5.00%, 9/01/34	3,500,000	4,202,800
Middletown City School District GO,
School Improvement, 5.25%, 12/01/40	2,625,000	3,201,896
School Improvement, 5.25%, 12/01/48	15,000,000	18,039,300
Monroe Local School District GO, School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29	3,115,000	3,132,070
Montgomery County Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.50%, 5/01/34	12,500,000	13,843,625
Catholic Health Initiatives, Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 10/01/41	10,000,000	10,710,300
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49	11,460,000	12,858,005
New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23	1,100,000	1,320,418
Refunding, Series C, 5.00%, 10/01/24	1,250,000	1,495,675
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,676,000
Northeast Ohio Medical University General Receipts Revenue, 5.00%, 12/01/42	10,000,000	11,115,600
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 5.00%, 11/15/32.	5,500,000	6,797,010
Wastewater Improvement, Refunding, 4.00%, 11/15/49.	6,000,000	6,592,740
Northmont City School District GO, School Improvement, Series A, 5.00%, 11/01/49	5,130,000	5,909,709
Northwest Local School District Hamilton and Butler Counties GO, School Improvement, 5.00%, 12/01/45.	3,760,000	4,477,220
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured, 4.875%, 12/01/18	252,872	253,325
AGMC Insured, 5.25%, 12/01/23	540,000	541,080
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,691,887
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc.
Project, 6.00%, 12/01/40.	6,020,000	7,152,242
Ohio State GO, Refunding, Series A, 5.00%, 9/01/28	5,465,000	7,356,874
Ohio State Higher Educational Facility Commission Revenue,
BHAC Insured, 4.75%, 1/15/46	5,935,000	5,981,649
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,723,278
Higher Educational Facility, Xavier University Project, 5.00%, 5/01/40	14,500,000	16,100,365
Kenyon College Project, Refunding, 5.25%, 7/01/44	30,000,000	33,969,300
Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	21,805,000	24,289,462
Summa Health System, AGMC Insured, 5.75%, 11/15/40	4,500,000	5,193,000
University Hospital, BHAC Insured, 4.75%, 1/15/36	10,000,000	10,151,200
University Hospital, BHAC Insured, 4.75%, 1/15/46	4,155,000	4,198,503
University Hospital, BHAC Insured, 5.25%, 1/15/46	13,500,000	13,728,150
University Hospital, BHAC Insured, Pre-Refunded, 4.75%, 1/15/46.	9,065,000	9,202,063
University Hospital, Series A, BHAC Insured, Pre-Refunded, 4.75%, 1/15/46.	5,845,000	5,930,162
Ohio State Higher Educational Facility Revenue, Case Western Reserve University Project, Refunding,
NATL Insured, 5.00%, 12/01/44	7,500,000	7,565,550
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, junior lien, Series
A-1, 5.25%, 2/15/33	4,200,000	5,063,352
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL Insured, 5.50%, 2/15/24 .	16,000,000	19,992,640
Ohio State Water Development Authority Revenue,
Drinking Water Assistance Fund, 4.00%, 12/01/32	3,000,000	3,468,630
Drinking Water Assistance Fund, 4.00%, 12/01/33	6,000,000	6,907,680
Fresh Water, Series A, 5.00%, 12/01/35	5,000,000	6,285,650

104 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State Water Development Authority Revenue, (continued)
Fresh Water, Series B, 5.00%, 6/01/27	$4,775,000	$6,281,035
Fresh Water, Series B, 5.00%, 12/01/27	5,000,000	6,571,500
Ohio State Water Development Authority Water PCR,
Series A, 5.00%, 12/01/25	6,350,000	8,272,780
Series A, 5.00%, 6/01/26.	10,000,000	13,127,500
Olentangy Local School District GO,
Refunding, Series A, AGMC Insured, 4.50%, 12/01/32	4,855,000	4,900,491
School Facilities Construction and Improvement, 5.00%, 12/01/41	2,125,000	2,633,321
School Facilities Construction and Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/36.	7,505,000	8,071,703
Series A, AGMC Insured, Pre-Refunded, 4.50%, 12/01/32	6,445,000	6,505,841
Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%,
12/01/38	3,225,000	3,816,401
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,303,510
Princeton City School District GO,
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	3,043,680
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,879,760
School Improvement, Refunding, 5.00%, 12/01/39	12,000,000	14,598,720
Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46 .	2,000,000	2,379,640
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, Pre-Refunded,
5.00%, 12/01/32	3,000,000	3,226,530
Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured Guaranty, 5.25%,
12/01/38	15,000,000	16,197,600
Shawnee State University Revenue, General Receipts, NATL Insured, 5.00%, 6/01/28	5,780,000	5,930,453
Sheffield Lake City School District GO,
School Improvement, 5.00%, 12/01/37	1,920,000	2,132,736
School Improvement, Pre-Refunded, 5.00%, 12/01/37	7,715,000	8,740,015
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 4.00%, 12/01/42	10,000,000	10,735,700
Springboro Community City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/27	5,175,000	6,804,918
Refunding, AGMC Insured, 5.25%, 12/01/28	2,000,000	2,656,260
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%,
12/01/43	3,760,000	4,332,836
St. Mary’s City School District GO, School Facilities Construction and Improvement, AGMC Insured,
Pre-Refunded, 5.00%, 12/01/35.	3,500,000	3,764,285
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	18,384,269
Summit County Port Authority Lease Revenue,
The University of Akron Student Housing Project, 6.00%, 1/01/42	3,420,000	4,040,833
The University of Akron Student Housing Project, Pre-Refunded, 6.00%, 1/01/42	8,160,000	9,946,224
Switzerland of Local School District GO, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,965,740
Sylvania City School District GO,
Refunding, BAM Insured, 5.00%, 12/01/36	9,700,000	11,651,155
School Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/36	7,660,000	7,923,504
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	7,007,564
Toledo City School District GO,
School Facilities Improvement, Pre-Refunded, 5.375%, 12/01/35	4,565,000	5,037,614
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/32.	7,830,000	9,450,340
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,788,775
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,449,670

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Semiannual Report 105

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%,
12/01/26	$1,500,000	$1,515,690
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	22,848,862
Series A, 4.00%, 11/15/36	9,125,000	9,727,706
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31	4,365,000	5,259,956
Refunding, Series A, 5.00%, 1/01/36	11,065,000	13,331,665
Refunding, Series A, 5.00%, 1/01/38	13,225,000	15,883,357
Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/33	5,000,000	5,286,600
Series B, AGMC Insured, Pre-Refunded, 5.00%, 1/01/38	19,000,000	20,089,080
University of Cincinnati General Receipts Revenue,
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,684,748
Series C, 5.00%, 6/01/39	6,255,000	7,522,451
Series C, 5.00%, 6/01/41	2,500,000	3,071,025
Series C, AGMC Insured, 5.00%, 6/01/31	8,000,000	8,544,960
University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured, 4.50%, 6/01/30	10,000,000	10,090,800
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,910,648
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,387,789
Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	12,022,700
Wright State University Revenue, General Receipts, Series A, 5.00%, 5/01/31	10,120,000	11,612,599
Wyoming City School District GO, School Improvement, 5.00%, 12/01/42.	7,250,000	8,530,422
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%,
12/01/40	7,285,000	8,662,666
Youngstown State University General Receipts Revenue,
Assured Guaranty, 5.25%, 12/15/29	4,000,000	4,441,920
Assured Guaranty, 5.50%, 12/15/33	4,225,000	4,715,607
Total Municipal Bonds before Short Term Investments (Cost $1,527,111,835)		1,655,185,024

Short Term Investments (Cost $4,400,000) 0.3%
Municipal Bonds 0.3%
Ohio 0.3%
[a] Ohio State Higher Educational Facility Commission Revenue, Cleveland Clinic Health System Obligation
Group, Refunding, Series B-1, Daily VRDN and Put, 0.59%, 1/01/39	4,400,000	4,400,000
Total Investments (Cost $1,531,511,835) 98.6%		1,659,585,024
Other Assets, less Liabilities 1.4%.		24,281,840
Net Assets 100.0%		$1,683,866,864

See Abbreviations on page 144.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

106 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Oregon Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.89	$12.02	$11.69	$12.58	$12.45	$11.48
Income from investment operations[b]:
Net investment income[c]	0.20	0.42	0.46	0.46	0.44	0.49
Net realized and unrealized gains (losses)	0.21	(0.12)	0.33	(0.91)	0.13	0.98
Total from investment operations	0.41	0.30	0.79	(0.45)	0.57	1.47
Less distributions from net investment income .	(0.20)	(0.43)	(0.46)	(0.44)	(0.44)	(0.50)
Net asset value, end of period	$12.10	$11.89	$12.02	$11.69	$12.58	$12.45

Total return[d]	3.51%	2.54%	6.88%	(3.50)%	4.64%	13.11%

Ratios to average net assets[e]
Expenses.	0.62%	0.63%	0.63%	0.62%	0.62%	0.63%
Net investment income	3.34%	3.55%	3.84%	3.88%	3.53%	4.11%

Supplemental data
Net assets, end of period (000’s)	$1,022,493	$960,516	$951,107	$924,611	$1,189,801	$1,082,877
Portfolio turnover rate	2.43%	11.84%	7.87%	8.28%	7.51%	12.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 107

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.06	$12.19	$11.84	$12.74	$12.60	$11.62
Income from investment operations[b]:
Net investment income[c]	0.17	0.36	0.40	0.40	0.38	0.43
Net realized and unrealized gains (losses)	0.21	(0.13)	0.35	(0.92)	0.13	0.99
Total from investment operations	0.38	0.23	0.75	(0.52)	0.51	1.42
Less distributions from net investment income .	(0.17)	(0.36)	(0.40)	(0.38)	(0.37)	(0.44)
Net asset value, end of period	$12.27	$12.06	$12.19	$11.84	$12.74	$12.60

Total return[d]	3.18%	1.95%	6.38%	(4.07)%	4.08%	12.44%

Ratios to average net assets[e]
Expenses.	1.17%	1.18%	1.18%	1.17%	1.17%	1.18%
Net investment income	2.79%	3.00%	3.29%	3.33%	2.98%	3.56%

Supplemental data
Net assets, end of period (000’s)	$205,421	$190,047	$186,572	$188,147	$266,819	$230,384
Portfolio turnover rate	2.43%	11.84%	7.87%	8.28%	7.51%	12.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

108 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.90	$12.03	$11.70	$12.59	$12.46	$11.48
Income from investment operations[b]:
Net investment income[c]	0.21	0.43	0.47	0.47	0.46	0.50
Net realized and unrealized gains (losses)	0.21	(0.12)	0.33	(0.90)	0.12	1.00
Total from investment operations	0.42	0.31	0.80	(0.43)	0.58	1.50
Less distributions from net investment income .	(0.21)	(0.44)	(0.47)	(0.46)	(0.45)	(0.52)
Net asset value, end of period	$12.11	$11.90	$12.03	$11.70	$12.59	$12.46

Total return[d]	3.56%	2.64%	6.99%	(3.41)%	4.74%	13.31%

Ratios to average net assets[e]
Expenses.	0.52%	0.53%	0.53%	0.52%	0.52%	0.53%
Net investment income	3.44%	3.65%	3.94%	3.98%	3.63%	4.21%

Supplemental data
Net assets, end of period (000’s)	$65,609	$51,607	$50,011	$34,225	$48,678	$39,434
Portfolio turnover rate	2.43%	11.84%	7.87%	8.28%	7.51%	12.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 109

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Oregon Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 96.7%
Oregon 92.5%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41	$2,250,000	$2,652,007
Columbia Memorial Hospital, 4.00%, 8/01/46	1,750,000	1,852,725
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28	1,325,000	1,456,056
Beaverton School District GO,
Washington County School District No. 48J, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/31	1,280,000	1,427,034
Washington County School District No. 48J, Assured Guaranty, Pre-Refunded, 5.125%, 6/01/36	1,000,000	1,118,250
Bend Water Revenue,
Refunding, 5.00%, 12/01/34	1,235,000	1,553,791
Refunding, 5.00%, 12/01/35	2,000,000	2,506,240
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
5.125%, 10/01/28	1,525,000	1,527,333
Central Lincoln People’s Utility District Electric System Revenue, 5.00%, 12/01/45	1,900,000	2,329,932
Chemeketa Community College District GO,
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/25.	1,500,000	1,614,390
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/26.	2,615,000	2,814,420
City of Lake Oswego GO, Clackamas, Multnomah and Washington Counties, Refunding, Series A, 5.00%,
12/01/31	6,400,000	7,072,640
City of Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,100,274
City of Redmond GO, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,092,050
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37	11,050,000	13,001,209
Washington County, 5.00%, 8/01/42	20,915,000	24,659,622
Washington County, 5.00%, 8/01/45	23,545,000	28,258,238
Clackamas County Hospital Facility Authority Revenue, Legacy Health System, Series A, 5.50%, 7/15/35	6,525,000	7,310,936
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	4,039,320
Clackamas County School District No. 12 North Clackamas GO,
Refunding, 5.00%, 6/15/28	2,500,000	3,110,775
Refunding, 5.00%, 6/15/29	6,385,000	7,897,606
Series B, AGMC Insured, Pre-Refunded, 5.00%, 6/15/27	25,000,000	25,857,000
Clackamas County School District No. 46 Oregon Trail GO,
5.00%, 6/15/32	6,855,000	7,611,449
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	6,310,875
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	6,272,615
Refunding, Series A, 5.00%, 6/15/28	2,210,000	2,461,631
Refunding, Series A, 5.00%, 6/15/29	2,655,000	2,954,962
Clackamas County School District No. 62C Oregon City GO,
Refunding, MAC Insured, 5.00%, 6/01/29	1,000,000	1,203,670
Refunding, MAC Insured, 5.00%, 6/01/34	1,770,000	2,095,839
Refunding, MAC Insured, 5.00%, 6/01/39	1,250,000	1,477,200
Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36	1,000,000	1,004,660
Clackamas River Water Revenue,
Clackamas County, 5.00%, 11/01/38	680,000	827,458
Clackamas County, 5.00%, 11/01/40	500,000	607,550
Clackamas County, 5.00%, 11/01/43	970,000	1,176,096
Clackamas County, 5.00%, 11/01/46	1,000,000	1,209,850
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35	5,175,000	5,977,384
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34	4,475,000	5,222,728
Crook and Deschutes Counties, 5.00%, 6/15/37	8,090,000	9,392,247

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Deschutes and Jefferson Counties School District No. 2J Redmond GO,
Pre-Refunded, 5.50%, 6/15/34	$5,000,000	$5,425,350
Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,297
Deschutes County Hospital Facility Authority Hospital Revenue,
Cascade Healthcare Community Inc., Pre-Refunded, 8.25%, 1/01/38.	20,000,000	23,437,200
Cascade Healthcare Community Inc., Series B, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/35.	7,000,000	7,435,680
[a] St. Charles Health System Inc., Refunding, Series A, 5.00%, 1/01/48.	8,500,000	10,193,285
Eugene Electric Utility System Revenue,
Pre-Refunded, 5.00%, 8/01/33	10,060,000	10,880,192
Series A, Pre-Refunded, 5.00%, 8/01/40.	6,745,000	8,054,070
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	5,122,601
Forest Grove Revenue, Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%,
5/01/36.	2,500,000	2,905,350
Independence GO,
City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35	2,110,000	2,437,155
City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40	3,975,000	4,591,324
Jackson County Airport Revenue,
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/27	1,000,000	1,056,660
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/32	1,000,000	1,056,660
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/37	1,475,000	1,558,574
Jackson County School District No. 549C Medford GO,
Pre-Refunded, 5.00%, 6/15/33	3,225,000	3,470,938
Pre-Refunded, 5.00%, 6/15/34	5,000,000	5,381,300
Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/15/32	5,765,000	6,087,436
Jefferson County School District No. 509J GO,
Refunding, 5.00%, 6/15/30	1,000,000	1,191,960
Refunding, 5.00%, 6/15/31	1,410,000	1,673,783
Series B, 5.00%, 6/15/30	2,000,000	2,383,920
Keizer Special Assessment, Keizer Station Area A Local ID, 5.20%, 6/01/31	2,075,000	2,217,884
Klamath County School District GO,
5.00%, 6/15/29	1,155,000	1,387,271
5.00%, 6/15/30	1,095,000	1,309,040
5.00%, 6/15/31	1,000,000	1,191,260
Klamath Falls Intercommunity Hospital Authority Revenue,
Sky Lakes Medical Center Project, Refunding, 5.00%, 9/01/32	270,000	329,324
Sky Lakes Medical Center Project, Refunding, 5.00%, 9/01/46	1,575,000	1,878,062
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/26	1,265,000	1,618,492
Series A, 5.00%, 6/15/30	3,175,000	3,921,506
Series A, 5.00%, 6/15/33	2,115,000	2,589,458
Series A, 5.00%, 6/15/36	2,000,000	2,421,500
Lane County Metropolitan Wastewater Management Commission Revenue, Pre-Refunded, 5.25%,
11/01/28	5,000,000	5,485,200
Lane County School District No. 19 Springfield GO,
AGMC Insured, Pre-Refunded, zero cpn., 6/15/27	5,580,000	3,501,004
AGMC Insured, Pre-Refunded, zero cpn., 6/15/28	2,000,000	1,197,040
AGMC Insured, Pre-Refunded, zero cpn., 6/15/29	1,925,000	1,097,597
Lebanon GO, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/25	1,635,000	1,688,236

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Semiannual Report 111

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Medford Hospital Facilities Authority Revenue,
Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	$25,000,000	$27,488,000
Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,983,444
Rogue Valley Manor, Refunding, 5.00%, 10/01/33	1,500,000	1,732,140
Rogue Valley Manor, Refunding, 5.00%, 10/01/42	9,420,000	10,714,779
Multnomah County David Douglas School District No. 40 GO,
Series B, zero cpn., 6/15/24	1,640,000	1,435,541
Series B, zero cpn., 6/15/25	1,325,000	1,124,355
Series B, zero cpn., 6/15/26	2,585,000	2,123,914
Series B, zero cpn., 6/15/27	2,655,000	2,106,344
Series B, zero cpn., 6/15/28	2,495,000	1,906,005
Series B, zero cpn., 6/15/29	2,595,000	1,906,028
Series B, zero cpn., 6/15/30	1,885,000	1,327,794
Series B, zero cpn., 6/15/31	2,030,000	1,373,843
Series B, zero cpn., 6/15/32	2,000,000	1,297,880
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	7,135,505
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	4,260,954
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/30	325,000	402,272
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/36	1,350,000	1,632,744
Multnomah County School District No. 1J Portland Public Schools GO, Series B, 3.00%, 6/15/33	9,135,000	9,478,019
Multnomah County School District No. 3 Park Rose GO,
Series A, 5.00%, 6/30/35	2,000,000	2,325,080
Series A, 5.00%, 6/30/36	1,500,000	1,741,530
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,464,905
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,151
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	11,480,000	10,096,201
Refunding, Series B, 5.00%, 7/01/34	7,500,000	9,428,175
Refunding, Series B, 5.00%, 7/01/35	10,000,000	12,510,500
Refunding, Series B, 5.00%, 7/01/36	10,965,000	13,662,719
Refunding, Series B, 5.00%, 7/01/37	10,000,000	12,430,400
Refunding, Series B, 5.00%, 7/01/39	6,000,000	7,428,360
Series A, Pre-Refunded, 5.875%, 7/01/33	2,500,000	2,856,000
Series A, Pre-Refunded, 5.75%, 7/01/39.	13,175,000	15,005,271
Oregon State Department of Administrative Services COP,
Series A, Pre-Refunded, 5.25%, 5/01/39.	3,800,000	4,243,992
Series C, 5.00%, 11/01/34	4,435,000	4,951,899
Series C, Pre-Refunded, 5.00%, 11/01/34.	3,565,000	4,026,632
Oregon State Department of Administrative Services Lottery Revenue,
Series A, 5.00%, 4/01/28	5,800,000	7,077,566
Series A, 5.00%, 4/01/32	5,000,000	5,997,400
Series A, 5.00%, 4/01/33	8,065,000	10,019,069
Series A, 5.00%, 4/01/35	3,625,000	4,467,849
Series A, Pre-Refunded, 5.00%, 4/01/27.	17,880,000	19,819,801
Series A, Pre-Refunded, 5.00%, 4/01/28.	18,225,000	20,202,230
Series A, Pre-Refunded, 5.00%, 4/01/29.	1,750,000	1,939,857
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Refunding, Series A, 5.00%, 11/15/30	5,000,000	6,269,650
senior lien, Refunding, Series A, 5.00%, 11/15/31	10,000,000	12,495,900
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,438,942

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Oregon State Department of Transportation Highway User Tax Revenue, (continued)
senior lien, Series A, Pre-Refunded, 4.50%, 11/15/32	$21,000,000	$21,960,540
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	24,000,137
Oregon State Facilities Authority Revenue,
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,675,755
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	35,909,400
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,264,320
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,330,750
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	4,157,325
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39	32,790,000	35,706,670
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,805,120
Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,710,330
Reed College Project, Refunding, Series A, 4.75%, 7/01/32	2,000,000	2,246,700
Reed College Project, Refunding, Series A, 5.125%, 7/01/41	10,000,000	11,304,700
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	15,098,008
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%,
7/01/44	8,910,000	10,171,300
University of Portland Projects, Series A, Pre-Refunded, 5.00%, 4/01/32	8,795,000	9,391,389
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40	3,000,000	3,690,960
Oregon State GO,
Alternative Energy Project, Series B, 6.00%, 10/01/26	1,680,000	1,865,556
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	210,000	210,823
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28.	605,000	607,148
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,059,150
Elderly and Disabled Housing, Series B, 6.10%, 8/01/17.	5,000	5,020
Elderly and Disabled Housing, Series B, 6.25%, 8/01/23.	20,000	20,078
Higher Education, Article XI-F(1), Series A, 5.00%, 8/01/41	7,000,000	8,806,350
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45	3,315,000	4,091,837
Higher Education, Article XI-G, Series C, 5.00%, 8/01/41	7,000,000	8,806,350
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	8,678,705
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,020,000	1,100,121
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/34	5,000,000	5,407,650
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/37	5,555,000	5,776,256
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38.	5,000,000	5,407,650
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38.	480,000	518,654
State Board of Higher Education, Series C, Pre-Refunded, 5.00%, 8/01/37	1,115,000	1,159,410
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,177,710
Oregon State Housing and Community Services Department Mortgage Revenue,
SFM Program, Refunding, Series G, 5.35%, 7/01/30	440,000	451,444
SFM Program, Series C, 4.75%, 7/01/42	1,670,000	1,715,942
Oregon State University General Revenue, Series A, 5.00%, 4/01/45	12,500,000	15,154,500
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn., 6/15/31	1,000,000	686,710
Port of Portland International Airport Revenue, Series Nineteen, Pre-Refunded, 5.50%, 7/01/38	23,000,000	25,001,000
Portland EDR, Broadway Project, Series A, Pre-Refunded, 6.50%, 4/01/35	5,000,000	5,595,850
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero cpn.,
6/01/21	1,000,000	944,470
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	9,175,936
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,736,937
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	10,214,662

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project, NATL Insured, 6.00%,
7/01/33.	$2,000,000	$2,007,180
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,244,174
Series C, 5.00%, 6/15/28	1,000,000	1,184,390
Series C, 5.00%, 6/15/30	1,000,000	1,153,380
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	25,270,000	28,566,724
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,150,710
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,144,280
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,137,900
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,862,500
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,330,911
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,113,760
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	2,028,924
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,810,575
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	5,325,925
Salem Hospital Facility Authority Revenue,
Salem Hospital Project, Series A, 5.75%, 8/15/23	10,000,000	10,957,900
Salem Hospital Project, Series A, 5.00%, 8/15/27	11,000,000	11,036,850
Salem Hospital Project, Series A, 5.00%, 8/15/36	9,000,000	9,025,830
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	6,288,215
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%,
6/01/36.	4,240,000	4,865,654
Tri-County Metropolitan Transportation District Revenue,
Payroll Tax, senior lien, Series A, 5.00%, 9/01/40.	5,000,000	6,186,400
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37	11,000,000	13,485,890
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	6,010,668
University of Oregon General Revenue,
Series A, 5.00%, 4/01/45	20,000,000	24,247,200
Series A, 5.00%, 4/01/46	17,000,000	20,971,540
Washington and Yamhill Counties Gaston School District No. 511J GO, 5.00%, 6/15/46	4,355,000	5,323,465
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/26.	6,850,000	4,504,354
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/27.	7,090,000	4,444,012
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/28.	2,960,000	1,769,725
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/29.	3,110,000	1,773,260
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/30.	3,260,000	1,772,332
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 12/15/31	3,515,000	1,777,289
Series B, NATL Insured, Pre-Refunded, 4.50%, 12/15/31	2,900,000	2,988,218
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29	2,545,000	1,822,729
Series B, zero cpn., 6/15/30	2,490,000	1,706,920
Series B, zero cpn., 6/15/31	3,140,000	2,064,016
Washington County School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/32	10,750,000	13,095,757
Series B, 5.00%, 6/15/33	8,000,000	9,726,400
Series B, 5.00%, 6/15/34	11,000,000	13,329,690

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)
		Principal
		Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33		$2,930,000	$3,636,775
Marion County, 5.00%, 6/15/34		3,200,000	3,957,408
Marion County, 5.00%, 6/15/35		2,075,000	2,558,620
Yamhill County McMinnville School District No. 40 GO, AGMC Insured, Pre-Refunded, 5.00%, 6/15/28		4,000,000	4,137,120
			1,196,029,204
U.S. Territories 4.2%
Guam 0.4%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/24		840,000	969,209
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29		3,250,000	3,749,915
			4,719,124
Puerto Rico 3.8%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43		10,000,000	10,001,800
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Sub Series C-7, NATL Insured, 6.00%,
7/01/28	.	4,500,000	4,636,170
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33		9,690,000	6,298,500
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL Insured,
6.00%, 7/01/25		14,900,000	15,841,680
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, First Subordinate, Series A, 6.75%, 8/01/32		20,000,000	10,900,000
Senior Series C, 5.25%, 8/01/40		2,860,000	2,066,350
			49,744,500
Total U.S. Territories			54,463,624
Total Municipal Bonds (Cost $1,156,518,046) 96.7%			1,250,492,828
Other Assets, less Liabilities 3.3%			43,030,023
Net Assets 100.0%			$1,293,522,851

See Abbreviations on page 144.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Pennsylvania Tax-Free Income Fund
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.33	$10.51	$10.17	$10.94	$10.79	$9.83
Income from investment operations[b]:
Net investment income[c]	0.19	0.40	0.43	0.42	0.41	0.44
Net realized and unrealized gains (losses)	0.16	(0.18)	0.34	(0.78)	0.14	0.97
Total from investment operations	0.35	0.22	0.77	(0.36)	0.55	1.41
Less distributions from net investment income .	(0.19)	(0.40)	(0.43)	(0.41)	(0.40)	(0.45)
Net asset value, end of period	$10.49	$10.33	$10.51	$10.17	$10.94	$10.79

Total return[d]	3.40%	2.15%	7.72%	(3.28)%	5.21%	14.64%

Ratios to average net assets[e]
Expenses.	0.63%	0.64%	0.64%	0.63%	0.63%	0.64%
Net investment income	3.65%	3.92%	4.15%	4.04%	3.77%	4.30%

Supplemental data
Net assets, end of period (000’s)	$1,004,366	$965,479	$1,001,684	$981,992	$1,310,224	$1,170,547
Portfolio turnover rate	4.82%	4.73%	6.04%	7.04%	4.99%	9.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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				FRANKLIN TAX-FREE TRUST
				FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.45	$10.63	$10.28	$11.06	$10.90	$9.92
Income from investment operations[b]:
Net investment income[c]	0.17	0.35	0.38	0.36	0.35	0.39
Net realized and unrealized gains (losses)	0.16	(0.19)	0.34	(0.79)	0.15	0.98
Total from investment operations	0.33	0.16	0.72	(0.43)	0.50	1.37
Less distributions from net investment income .	(0.16)	(0.34)	(0.37)	(0.35)	(0.34)	(0.39)
Net asset value, end of period	$10.62	$10.45	$10.63	$10.28	$11.06	$10.90

Total return[d]	3.18%	1.56%	7.15%	(3.86)%	4.67%	14.09%

Ratios to average net assets[e]
Expenses.	1.18%	1.19%	1.19%	1.18%	1.14%	1.19%
Net investment income	3.10%	3.37%	3.60%	3.49%	3.22%	3.75%

Supplemental data
Net assets, end of period (000’s)	$296,277	$282,541	$279,987	$268,291	$350,937	$288,344
Portfolio turnover rate	4.82%	4.73%	6.04%	7.04%	4.99%	9.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Six Months Ended
	August 31, 2016		Year Ended February 28,
	(unaudited)	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.34	$10.52	$10.18	$10.95	$10.80	$9.83
Income from investment operations[b]:
Net investment income[c]	0.20	0.41	0.44	0.43	0.42	0.45
Net realized and unrealized gains (losses)	0.15	(0.18)	0.34	(0.78)	0.15	0.98
Total from investment operations	0.35	0.23	0.78	(0.35)	0.57	1.43
Less distributions from net investment income .	(0.19)	(0.41)	(0.44)	(0.42)	(0.42)	(0.46)
Net asset value, end of period	$10.50	$10.34	$10.52	$10.18	$10.95	$10.80

Total return[d]	3.45%	2.25%	7.82%	(3.18)%	5.31%	14.85%

Ratios to average net assets[e]
Expenses.	0.53%	0.54%	0.54%	0.53%	0.53%	0.54%
Net investment income	3.75%	4.02%	4.25%	4.14%	3.87%	4.40%

Supplemental data
Net assets, end of period (000’s)	$66,734	$52,807	$49,301	$42,043	$57,430	$40,671
Portfolio turnover rate	4.82%	4.73%	6.04%	7.04%	4.99%	9.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2016 (unaudited)
Franklin Pennsylvania Tax-Free Income Fund
	Principal
	Amount	Value

Municipal Bonds 97.5%
Pennsylvania 94.4%
Allegheny County GO,
Refunding, Series C-76, 5.00%, 11/01/41	$5,620,000	$6,827,794
Series C-60, AGMC Insured, Pre-Refunded, 5.00%, 11/01/27	3,000,000	3,151,740
Series C-61, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	5,000,000	5,476,150
Series C-65, 5.375%, 5/01/31	2,160,000	2,537,957
Series C-65, Pre-Refunded, 5.375%, 5/01/31	2,840,000	3,409,193
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Pre-Refunded, 5.00%, 3/01/28	3,000,000	3,190,380
Duquesne University, Pre-Refunded, 5.00%, 3/01/33	1,300,000	1,382,498
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31	3,000,000	3,599,550
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center,
Series A, 5.625%, 8/15/39	12,000,000	13,470,840
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,684,650
NATL Insured, Pre-Refunded, 5.00%, 12/01/37	6,745,000	6,964,617
[a] Refunding, AGMC Insured, 4.00%, 12/01/34	2,250,000	2,535,615
[a] Refunding, AGMC Insured, 4.00%, 12/01/35	2,650,000	2,971,180
[a] Refunding, AGMC Insured, 4.00%, 12/01/36	2,250,000	2,514,150
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project,
Series A, 5.00%, 11/01/44	10,000,000	11,406,200
Bethel Park School District GO, Pre-Refunded, 5.10%, 8/01/33	3,600,000	4,047,696
Bethlehem Area School District GO, AGMC Insured, Pre-Refunded, 5.25%, 1/15/26	6,605,000	7,581,681
Bethlehem GO, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,985,000	5,971,183
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,770,600
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A, AGMC Insured,
5.00%, 12/01/35	2,500,000	2,851,150
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%, 12/01/41	10,000,000	11,489,400
Butler County Hospital Authority Hospital Revenue,
Butler Health System Project, Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,897,074
Butler Health System Project, Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	5,306,130
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,731,845
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,417,570
Centre County Hospital Authority Revenue, Mount Nittany Medical Center, Refunding, Series A, 5.00%,
11/15/46	6,050,000	7,186,553
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A,
5.00%, 8/01/35	500,000	560,925
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A,
5.00%, 8/01/45	1,500,000	1,663,050
Clarion County IDA Student Housing Revenue, Clarion University Foundation Inc., Student Housing
Project at Clarion University, Series A, 5.00%, 7/01/45	2,335,000	2,545,991
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34.	10,000,000	11,694,000
Series B, 5.00%, 6/01/32	5,000,000	5,629,550
Cumberland County Municipal Authority College Revenue,
Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania
Financing Program, Series GG1, NATL Insured, Pre-Refunded, 5.00%, 5/01/34.	3,500,000	3,601,325
Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania
Financing Program, Series HH1, 5.00%, 11/01/39	1,200,000	1,327,272
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	5,232,510

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%,
5/01/37	$2,500,000	$2,728,700
Dauphin County General Authority Health System Revenue,
Pinnacle Health System Project, Refunding, Series A, 5.00%, 6/01/35	1,450,000	1,754,515
Pinnacle Health System Project, Refunding, Series A, 5.00%, 6/01/36	1,000,000	1,205,230
Pinnacle Health System Project, Series A, 6.00%, 6/01/36	1,610,000	1,821,103
Pinnacle Health System Project, Series A, 5.00%, 6/01/42	15,590,000	17,857,410
Pinnacle Health System Project, Series A, Pre-Refunded, 6.00%, 6/01/36	8,390,000	9,568,292
Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39	7,500,000	8,281,350
Delaware County Authority Revenue,
Cabrini College, Refunding, Assured Guaranty, 5.875%, 7/01/29	1,140,000	1,143,979
Haverford College, 5.00%, 11/15/40	3,000,000	3,374,490
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25.	1,250,000	1,424,725
Neumann University, 5.25%, 10/01/31.	1,250,000	1,431,175
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project,
BAM Insured, 5.00%, 11/01/38	1,250,000	1,449,925
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
5.60%, 7/01/17	5,000,000	5,196,850
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%,
7/01/45	3,250,000	3,528,947
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%,
7/01/47	3,750,000	4,104,937
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32	1,100,000	1,283,447
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32	3,150,000	3,587,598
Erie Water Authority Water Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/43	5,575,000	6,105,908
Refunding, 5.00%, 12/01/43	6,000,000	7,250,640
Refunding, AGMC Insured, 5.00%, 12/01/43	1,425,000	1,531,946
Falls Township Authority Water and Sewer Revenue, Guaranteed, 5.00%, 12/01/41	2,210,000	2,576,241
Franklin County IDAR, Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	11,180,100
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, York College of Pennsylvania Project, 5.75%,
11/01/41	9,500,000	11,204,585
WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25.	4,270,000	4,662,114
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44.	10,000,000	11,595,700
WellSpan Health Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/25	5,730,000	6,245,757
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A, 6.00%,
6/01/39	1,625,000	1,881,587
Lackawanna County GO,
Series B, AGMC Insured, 5.00%, 9/01/30	8,100,000	8,902,467
Series B, AGMC Insured, 5.00%, 9/01/35	7,500,000	8,153,625
Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System Obligated
Group, Refunding, 5.00%, 8/15/42	4,375,000	5,328,137
Lancaster Parking Authority Parking Revenue,
Guaranteed, Series A, AMBAC Insured, 5.00%, 12/01/32	1,700,000	1,782,229
Guaranteed, Series A, AMBAC Insured, 5.00%, 12/01/35	2,500,000	2,618,075
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,618,726

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%,
12/01/43	$5,240,000	$6,124,669
Lehigh County General Purpose Authority Hospital Revenue, Lehigh Valley Health Network, Series B,
AGMC Insured, 5.00%, 7/01/35	11,250,000	12,069,675
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project, 5.25%, 2/01/34	1,500,000	1,641,195
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities,
Refunding, 5.50%, 12/01/39	10,000,000	11,306,100
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding,
Series A, 5.75%, 7/01/39	25,000,000	28,236,750
Lycoming County Authority Revenue,
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38.	1,400,000	1,684,214
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43.	1,495,000	1,785,389
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured, 5.00%,
11/15/35	5,835,000	6,474,808
Marple Newtown School District GO,
Delaware County, AGMC Insured, Pre-Refunded, 5.00%, 6/01/31	11,225,000	12,514,416
[a] Delaware County, Refunding, 5.00%, 6/01/30	6,745,000	8,553,739
McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	5,512,700
Monroe County Hospital Authority Hospital Revenue,
Pocono Medical Center, 5.00%, 1/01/27	1,000,000	1,013,910
Pocono Medical Center, 5.125%, 1/01/37	2,000,000	2,023,880
Pocono Medical Center, 5.25%, 1/01/43	2,000,000	2,025,580
Pocono Medical Center, Series A, 5.00%, 1/01/41	4,000,000	4,398,720
Montgomery County Higher Education and Health Authority Revenue, Arcadia University, 5.625%,
4/01/40	5,750,000	6,343,285
Montgomery County IDA Health Facilities Revenue, Jefferson Health System, Series A, 5.00%, 10/01/41 .	9,600,000	10,671,456
Montgomery County IDAR,
FHA Insured, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,871,323
Foulkeways at Gwynedd, Refunding, 5.00%, 12/01/46	2,000,000	2,335,480
Montour School District GO,
AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	5,000,000	5,126,600
AGMC Insured, Pre-Refunded, 5.00%, 4/01/37	12,500,000	12,816,500
Northampton County General Purpose Authority College Revenue, Lafayette College, Refunding, 5.00%,
11/01/34	20,000,000	21,641,200
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series A, Pre-Refunded, 5.50%, 8/15/35	10,000,000	10,917,900
St. Luke’s Hospital Project, Series B, 5.50%, 8/15/33	2,200,000	2,517,394
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	10,000,000	11,745,700
Northampton County General Purpose Authority Revenue, Higher Education, Lehigh University, 5.00%,
11/15/39	20,000,000	21,939,600
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A, 5.25%,
3/01/42	2,400,000	2,742,984
Northeastern York School District GO,
Series B, NATL Insured, Pre-Refunded, 5.00%, 4/01/30	1,000,000	1,025,320
Series B, NATL Insured, Pre-Refunded, 5.00%, 4/01/31	2,000,000	2,050,640
Norwin School District GO, AGMC Insured, Pre-Refunded, 5.00%, 4/01/37.	10,000,000	10,253,200
Owen J. Roberts School District GO, AGMC Insured, Pre-Refunded, 5.00%, 9/01/36.	2,710,000	2,827,614
Pennsylvania State Economic Development Financing Authority Revenue,
UPMC, Series A, 5.00%, 2/01/33	5,000,000	5,970,350
UPMC, Series A, 5.00%, 2/01/45	5,000,000	5,848,250

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Economic Development Financing Authority Water Facilities Revenue, Aqua
Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	$25,000,000	$28,423,250
Pennsylvania State Economic Development Financing Authority Water Facility Revenue, Pennsylvania-
American Water Co. Project, 6.20%, 4/01/39	12,000,000	13,435,560
Pennsylvania State GO,
Second Series, 5.00%, 4/15/23	10,000,000	11,049,100
Second Series A, Pre-Refunded, 5.00%, 8/01/25	5,000,000	5,199,150
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	1,800,000	1,985,238
AICUP Financing Program, St. Francis University Project, Series JJ2, 6.25%, 11/01/41	3,840,000	4,388,198
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,631,699
Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,000,000	5,144,350
Drexel University, Refunding, 5.00%, 5/01/35	3,100,000	3,746,133
Drexel University, Series A, NATL Insured, Pre-Refunded, 5.00%, 5/01/37	25,525,000	26,800,995
Edinboro University Foundation, Student Housing Project, 6.00%, 7/01/43	3,500,000	3,862,775
Foundation for Indiana University, Student Housing Project, Refunding, Series B, 5.00%, 7/01/41	1,250,000	1,392,425
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,585,275
Philadelphia University, Refunding, 5.00%, 6/01/30.	2,295,000	2,363,666
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 5.00%, 10/01/35.	1,400,000	1,511,524
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 6.25%, 10/01/43.	7,000,000	8,080,100
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University
of Pennsylvania, 5.00%, 10/01/44.	2,000,000	2,134,540
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	16,905,600
State System of Higher Education, Series AF, NATL Insured, Pre-Refunded, 5.00%, 6/15/37	7,000,000	7,239,960
Temple University, First Series, 5.00%, 4/01/42	15,000,000	17,292,000
Thomas Jefferson University, 5.00%, 3/01/40.	16,980,000	18,832,348
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45.	7,465,000	8,771,748
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41	25,000,000	29,569,250
University of Pennsylvania Health System, 5.00%, 8/15/40	2,600,000	3,120,208
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41	3,950,000	4,876,038
University of Pennsylvania Health System, Series B, Pre-Refunded, 6.00%, 8/15/26	5,000,000	5,512,200
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	14,672,840
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,754,800
University of the Sciences in Philadelphia, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,458,550
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	5,022,735
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
5.00%, 7/01/42	5,500,000	5,949,735
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
Refunding, Series A, 5.00%, 7/01/35.	1,000,000	1,163,430
Pennsylvania State Public School Building Authority College Revenue, Delaware County Community
College Project, AGMC Insured, Pre-Refunded, 5.00%, 10/01/32	1,000,000	1,067,810
Pennsylvania State Public School Building Authority Community College Revenue, Community College of
Philadelphia Project, Pre-Refunded, 6.00%, 6/15/28	5,000,000	5,597,000
Pennsylvania State Public School Building Authority Lease Revenue, School District of Philadelphia
Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	5,000,000	5,045,200

122 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series A, Assured Guaranty, 5.00%, 6/01/39	$20,000,000	$21,790,400
Series C, 5.00%, 12/01/43.	10,000,000	11,760,900
Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38	5,000,000	5,480,700
Series D, 5.125%, 12/01/40	10,000,000	11,067,100
Special, Motor License Fund Enhanced Turnpike, Series A, 5.50%, 12/01/41	5,000,000	5,799,900
Pennsylvania State University Revenue,
5.00%, 3/01/40	1,500,000	1,686,375
Refunding, Series B, 5.00%, 9/01/33	5,000,000	6,310,400
Refunding, Series B, 5.00%, 9/01/34	2,175,000	2,733,844
Refunding, Series B, 4.00%, 9/01/35	3,470,000	3,957,084
Refunding, Series B, 4.00%, 9/01/36	3,460,000	3,932,498
Series A, 5.00%, 9/01/33.	4,000,000	5,048,320
Series A, 5.00%, 9/01/34.	4,500,000	5,656,230
Series A, 5.00%, 9/01/35.	1,325,000	1,658,675
Series A, 5.00%, 9/01/36.	1,300,000	1,622,101
Series A, 5.00%, 9/01/40.	5,000,000	6,108,500
Series A, 5.00%, 9/01/41.	10,445,000	12,948,353
Philadelphia Airport Revenue,
Series A, AGMC Insured, 5.00%, 6/15/35	5,000,000	5,608,500
Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,577,400
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	6,016,450
Cultural and Commercial Corridors Program, Series A, NATL Insured, Pre-Refunded, 5.00%,
12/01/23	6,205,000	6,270,897
Cultural and Commercial Corridors Program, Series A, NATL Insured, Pre-Refunded, 5.00%,
12/01/25	5,690,000	5,750,428
International Apartments at Temple University, Series A, 5.625%, 6/15/42.	4,000,000	4,374,920
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,929,100
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32.	1,000,000	1,231,330
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/33.	1,500,000	1,839,465
Ninth Series, 5.25%, 8/01/40	5,720,000	6,455,821
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	390,000	440,006
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	5,000,000	5,564,250
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	5,000,000	5,583,550
Series A, 5.25%, 7/15/33.	5,000,000	5,844,600
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of
Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,742,800
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%,
12/01/21	5,000,000	5,068,900
Philadelphia Municipal Authority Lease Revenue,
6.50%, 4/01/34	3,250,000	3,672,142
6.50%, 4/01/39	2,500,000	2,819,975
Philadelphia School District GO,
Series E, 6.00%, 9/01/38.	4,905,000	5,151,771
Series E, Pre-Refunded, 6.00%, 9/01/38	95,000	104,833

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Semiannual Report 123

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Water and Wastewater Revenue,
Series A, 5.25%, 1/01/36.	$3,000,000	$3,264,780
Series A, 5.00%, 7/01/40.	10,000,000	11,898,200
Series A, 5.00%, 1/01/41.	13,000,000	14,680,640
Series A, 5.125%, 1/01/43	5,000,000	5,743,750
Series A, 5.00%, 7/01/45.	5,000,000	5,929,500
Series C, AGMC Insured, 5.00%, 8/01/35	7,000,000	7,908,180
Philadephia Authority for IDR, Temple University, Second Series, 5.00%, 4/01/36	5,000,000	5,958,750
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	17,083,737
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project, Series
A, 5.00%, 8/15/40	5,000,000	5,752,850
Reading GO,
AGMC Insured, Pre-Refunded, 6.00%, 11/01/28	590,000	656,688
Refunding, AGMC Insured, 6.00%, 11/01/28	1,410,000	1,560,391
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,638,892
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	5,192,350
Scranton-Lackawanna Health and Welfare Authority Revenue,
University of Scranton, Refunding, 5.00%, 11/01/37	4,000,000	4,724,840
University of Scranton, XLCA Insured, Pre-Refunded, 5.00%, 11/01/37	8,125,000	8,535,962
Snyder County Higher Education Authority University Revenue, Susquehanna University Project, 5.00%,
1/01/38	4,000,000	4,256,240
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	11,639,400
State College Area School District GO, 5.00%, 3/15/40	16,400,000	19,683,608
State Public School Building Authority School Lease Revenue, The School District of the City of
Harrisburg Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 11/15/33	5,000,000	5,566,550
Susquehanna Area Regional Airport Authority Airport System Revenue, Series A, 6.50%, 1/01/38	4,000,000	4,216,680
Swarthmore Borough Authority College Revenue, Swarthmore College Project, 5.00%, 9/15/43	1,000,000	1,201,500
Swarthmore Borough Authority Revenue, Swarthmore College, Series B, 4.00%, 9/15/46	5,345,000	6,041,935
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University,
Series A, 5.00%, 4/01/42	5,000,000	5,858,700
University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
University Capital Project, Refunding, Series C, 5.00%, 9/15/35	5,000,000	5,562,750
University Capital Project, Series B, 5.00%, 9/15/31	10,000,000	10,997,500
Washington County IDA College Revenue,
Washington and Jefferson College, Refunding, 5.25%, 11/01/30	7,525,000	8,552,990
Washington and Jefferson College, Refunding, 5.00%, 11/01/36	8,470,000	9,458,872
West Mifflin Area School District GO, Allegheny County, AGMC Insured, 5.125%, 4/01/31	1,000,000	1,071,670
Westmoreland County Municipal Authority Revenue, Refunding, BAM Insured, 5.00%, 8/15/42.	7,500,000	8,947,575
Whitehall-Coplay School District GO, Lehigh County, Series A, AGMC Insured, 5.375%, 11/15/34.	6,000,000	6,615,960
Wilkes-Barre Finance Authority Revenue,
Wilkes University Project, Pre-Refunded, 5.00%, 3/01/37	2,690,000	2,747,485
Wilkes University Project, Refunding, 5.00%, 3/01/37	1,810,000	1,843,051
		1,290,004,994
U.S. Territories 3.1%
Puerto Rico 3.1%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	3,237,500
Series TT, 5.00%, 7/01/32	5,100,000	3,302,250
Series XX, 5.25%, 7/01/40	16,020,000	10,413,000

124 Semiannual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.375%, 8/01/39	$6,000,000	$3,120,000
first subordinate, Series A, 6.00%, 8/01/42	34,000,000	18,105,000
first subordinate, Series C, 5.50%, 8/01/40	9,000,000	4,702,500
		42,880,250
Total Municipal Bonds before Short Term Investments (Cost $1,251,742,478)		1,332,885,244
Short Term Investments 1.1%
Municipal Bonds 1.1%
Pennsylvania 1.1%
[b] Emmaus General Authority Revenue, Weekly VRDN and Put, 0.67%, 12/01/28	14,385,000	14,385,000
[b] Philadelphia Authority for IDR, Inglis House Project, Weekly VRDN and Put, 0.80%, 5/01/17	1,400,000	1,400,000
Total Short Term Investments (Cost $15,785,000)		15,785,000
Total Investments (Cost $1,267,527,478) 98.6%		1,348,670,244
Other Assets, less Liabilities 1.4%.		18,706,836
Net Assets 100.0%		$1,367,377,080

See Abbreviations on page 144.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
August 31, 2016 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$951,156,290	$697,476,816	$304,530,182	$1,020,767,721
Value	$1,027,981,427	$741,407,478	$321,504,142	$1,065,811,515
Cash	17,317,165	21,319,077	18,351,849	40,237,390
Receivables:
Investment securities sold	—	2,626,736	—	—
Capital shares sold	3,432,250	1,868,845	714,136	498,824
Interest	9,604,729	9,594,901	2,785,439	14,449,044
Other assets.	328	240	117	367
Total assets	1,058,335,899	776,817,277	343,355,683	1,120,997,140
Liabilities:
Payables:
Investment securities purchased	12,257,600	6,057,350	—	—
Capital shares redeemed	1,480,566	1,307,094	547,143	2,579,453
Management fees	411,436	308,666	148,945	439,075
Distribution fees	140,916	116,004	59,045	160,269
Transfer agent fees	45,549	42,625	21,644	82,697
Distributions to shareholders.	451,460	176,067	171,232	458,238
Accrued expenses and other liabilities	40,997	12,800	15,681	1,115
Total liabilities	14,828,524	8,020,606	963,690	3,720,847
Net assets, at value.	$1,043,507,375	$768,796,671	$342,391,993	$1,117,276,293
Net assets consist of:
Paid-in capital.	$1,005,127,867	$746,572,437	$346,183,148	$1,093,162,129
Undistributed net investment income	1,469,065	1,191,356	831,415	2,356,636
Net unrealized appreciation (depreciation)	76,825,137	43,930,662	16,973,960	45,043,794
Accumulated net realized gain (loss)	(39,914,694)	(22,897,784)	(21,596,530)	(23,286,266)
Net assets, at value.	$1,043,507,375	$768,796,671	$342,391,993	$1,117,276,293
Class A:
Net assets, at value.	$843,822,685	$589,999,839	$252,639,849	$924,404,616
Shares outstanding	74,921,185	48,729,453	23,236,449	77,011,954
Net asset value per share[a]	$11.26	$12.11	$10.87	$12.00
Maximum offering price per share (net asset value per share
÷ 95.75%)	$11.76	$12.65	$11.35	$12.53
Class C:
Net assets, at value.	$125,901,188	$120,524,708	$68,593,160	$148,835,672
Shares outstanding	11,005,129	9,843,174	6,261,956	12,216,975
Net asset value and maximum offering price per share[a]	$11.44	$12.24	$10.95	$12.18
Advisor Class:
Net assets, at value.	$73,783,502	$58,272,124	$21,158,984	$44,036,005
Shares outstanding	6,533,773	4,813,208	1,947,595	3,658,309
Net asset value and maximum offering price per share	$11.29	$12.11	$10.86	$12.04

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

126 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
August 31, 2016 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,039,043,606	$1,531,511,835	$1,156,518,046	$1,267,527,478
Value	$1,115,839,423	$1,659,585,024	$1,250,492,828	$1,348,670,244
Cash	21,886	9,656,835	42,035,895	17,322,765
Receivables:
Investment securities sold	—	—	—	3,152,083
Capital shares sold	5,815,204	2,141,343	1,977,099	1,302,662
Interest	9,782,703	16,659,710	12,567,517	16,455,604
Other assets	363	538	405	440
Total assets	1,131,459,579	1,688,043,450	1,307,073,744	1,386,903,798
Liabilities:
Payables:
Investment securities purchased.	2,262,170	—	10,108,710	16,450,106
Capital shares redeemed.	6,136,343	2,657,632	2,317,500	1,760,679
Management fees	440,833	651,170	504,894	532,657
Distribution fees	191,572	295,470	199,156	247,984
Transfer agent fees	82,682	113,499	67,978	91,323
Distributions to shareholders	177,037	376,937	303,151	434,014
Accrued expenses and other liabilities	59,617	81,878	49,504	9,955
Total liabilities.	9,350,254	4,176,586	13,550,893	19,526,718
Net assets, at value	$1,122,109,325	$1,683,866,864	$1,293,522,851	$1,367,377,080
Net assets consist of:
Paid-in capital	$1,056,846,166	$1,592,329,161	$1,250,089,643	$1,338,048,908
Undistributed net investment income.	809,307	1,550,428	1,210,734	3,640,301
Net unrealized appreciation (depreciation)	76,795,817	128,073,189	93,974,782	81,142,766
Accumulated net realized gain (loss)	(12,341,965)	(38,085,914)	(51,752,308)	(55,454,895)
Net assets, at value	$1,122,109,325	$1,683,866,864	$1,293,522,851	$1,367,377,080
Class A:
Net assets, at value	$741,755,526	$1,236,761,133	$1,022,492,877	$1,004,366,486
Shares outstanding	58,362,332	94,623,161	84,528,942	95,720,558
Net asset value per share[a]	$12.71	$13.07	$12.10	$10.49
Maximum offering price per share (net asset value per
share ÷ 95.75%)	$13.27	$13.65	$12.64	$10.96
Class C:
Net assets, at value	$233,977,976	$346,551,422	$205,421,166	$296,276,529
Shares outstanding	18,217,371	26,179,291	16,737,239	27,901,669
Net asset value and maximum offering price per share[a]	$12.84	$13.24	$12.27	$10.62
Advisor Class:
Net assets, at value	$146,375,823	$100,554,309	$65,608,808	$66,734,065
Shares outstanding	11,505,859	7,687,528	5,418,217	6,353,347
Net asset value and maximum offering price per share	$12.72	$13.08	$12.11	$10.50

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended August 31, 2016 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest.	$20,385,015	$15,984,464	$7,082,409	$22,652,709
Expenses:
Management fees (Note 3a)	2,399,527	1,794,606	890,503	2,604,680
Distribution fees: (Note 3c)
Class A.	414,151	286,839	126,799	459,592
Class C	393,552	378,570	223,170	482,660
Transfer agent fees: (Note 3e)
Class A.	132,451	116,358	52,482	218,556
Class C	19,363	23,628	14,211	35,312
Advisor Class	10,430	11,026	4,411	10,004
Custodian fees	4,417	3,166	1,514	4,573
Reports to shareholders	17,763	17,072	9,225	27,750
Registration and filing fees	21,349	10,481	7,127	18,226
Professional fees	23,685	25,884	21,247	27,565
Trustees’ fees and expenses	2,319	1,629	870	2,693
Other	21,937	21,280	11,648	27,388
Total expenses	3,460,944	2,690,539	1,363,207	3,918,999
Net investment income	16,924,071	13,293,925	5,719,202	18,733,710
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	27,511	(2,387,369)	159,890	(9,222,724)
Net change in unrealized appreciation (depreciation) on
investments.	16,578,386	12,737,818	5,445,103	29,948,174
Net realized and unrealized gain (loss)	16,605,897	10,350,449	5,604,993	20,725,450
Net increase (decrease) in net assets resulting from operations	$33,529,968	$23,644,374	$11,324,195	$39,459,160

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended August 31, 2016 (unaudited)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$19,814,011	$31,272,000	$24,862,623	$28,878,327
Expenses:
Management fees (Note 3a)	2,595,336	3,827,080	2,936,157	3,141,316
Distribution fees: (Note 3c)
Class A	372,210	613,054	498,817	498,414
Class C	739,573	1,094,569	646,874	948,621
Transfer agent fees: (Note 3e)
Class A	197,219	292,053	185,640	238,692
Class C	60,283	80,221	37,039	69,899
Advisor Class	34,837	21,525	10,649	14,185
Custodian fees	4,757	7,144	5,332	5,670
Reports to shareholders.	26,660	41,991	24,609	34,855
Registration and filing fees	17,087	20,832	9,556	10,485
Professional fees	22,093	23,458	26,103	33,384
Trustees’ fees and expenses	2,573	3,762	2,862	3,163
Other	30,878	35,620	30,473	31,928
Total expenses	4,103,506	6,061,309	4,414,111	5,030,612
Net investment income	15,710,505	25,210,691	20,448,512	23,847,715
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(8,830)	1,538,501	804,891	(2,675,005)
Net change in unrealized appreciation (depreciation) on
investments	6,588,640	19,810,856	20,280,137	23,587,058
Net realized and unrealized gain (loss)	6,579,810	21,349,357	21,085,028	20,912,053
Net increase (decrease) in net assets resulting from operations	$22,290,315	$46,560,048	$41,533,540	$44,759,768

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Six Months Ended		Six Months Ended
	August 31, 2016	Year Ended	August 31, 2016	Year Ended
	(unaudited)	February 29, 2016	(unaudited)	February 29, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$16,924,071	$34,710,193	$13,293,925	$26,352,395
Net realized gain (loss)	27,511	(18,382,512)	(2,387,369)	270,879
Net change in unrealized appreciation
(depreciation)	16,578,386	5,697,611	12,737,818	(11,775,136)
Net increase (decrease) in net
assets resulting from operations	33,529,968	22,025,292	23,644,374	14,848,138
Distributions to shareholders from:
Net investment income:
Class A	(13,816,978)	(29,515,256)	(10,533,154)	(20,623,649)
Class C	(1,657,161)	(3,361,094)	(1,796,215)	(3,506,195)
Advisor Class	(1,113,095)	(1,945,389)	(1,024,149)	(1,823,837)
Total distributions to shareholders	(16,587,234)	(34,821,739)	(13,353,518)	(25,953,681)
Capital share transactions: (Note 2)
Class A	30,478,796	(5,611,014)	28,966,776	12,685,132
Class C	10,503,253	7,109,658	7,455,330	3,592,645
Advisor Class	15,029,534	9,596,040	6,931,197	6,305,800
Total capital share transactions	56,011,583	11,094,684	43,353,303	22,583,577
Net increase (decrease) in net
assets	72,954,317	(1,701,763)	53,644,159	11,478,034
Net assets:
Beginning of period	970,553,058	972,254,821	715,152,512	703,674,478
End of period	$1,043,507,375	$970,553,058	$768,796,671	$715,152,512
Undistributed net investment income
included in net assets:
End of period	$1,469,065	$1,132,228	$1,191,356	$1,250,949

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Six Months Ended		Six Months Ended
	August 31, 2016	Year Ended	August 31, 2016	Year Ended
	(unaudited)	February 29, 2016	(unaudited)	February 29, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$5,719,202	$12,547,137	$18,733,710	$38,119,246
Net realized gain (loss)	159,890	(2,584,573)	(9,222,724)	152,459
Net change in unrealized appreciation
(depreciation)	5,445,103	(3,274,341)	29,948,174	(24,044,137)
Net increase (decrease) in net
assets resulting from operations	11,324,195	6,688,223	39,459,160	14,227,568
Distributions to shareholders from:
Net investment income:
Class A	(4,309,884)	(9,622,253)	(15,883,529)	(31,918,830)
Class C	(970,467)	(2,127,375)	(2,123,015)	(4,204,644)
Advisor Class	(372,398)	(783,436)	(743,224)	(1,360,718)
Total distributions to shareholders	(5,652,749)	(12,533,064)	(18,749,768)	(37,484,192)
Capital share transactions: (Note 2)
Class A	(4,554,854)	(24,622,072)	10,315,052	(37,218,288)
Class C	(857,674)	(4,121,097)	541,915	(433,704)
Advisor Class	(443,942)	1,192,084	3,393,972	4,574,118
Total capital share transactions	(5,856,470)	(27,551,085)	14,250,939	(33,077,874)
Net increase (decrease) in net
assets	(185,024)	(33,395,926)	34,960,331	(56,334,498)
Net assets:
Beginning of period	342,577,017	375,972,943	1,082,315,962	1,138,650,460
End of period	$342,391,993	$342,577,017	$1,117,276,293	$1,082,315,962
Undistributed net investment income
included in net assets:
End of period	$831,415	$764,962	$2,356,636	$2,372,694

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Six Months Ended		Six Months Ended
	August 31, 2016	Year Ended	August 31, 2016	Year Ended
	(unaudited)	February 29, 2016	(unaudited)	February 29, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$15,710,505	$32,301,000	$25,210,691	$51,183,911
Net realized gain (loss)	(8,830)	(23,293)	1,538,501	1,301,401
Net change in unrealized appreciation
(depreciation)	6,588,640	(4,860,950)	19,810,856	(1,609,090)
Net increase (decrease) in net
assets resulting from operations	22,290,315	27,416,757	46,560,048	50,876,222
Distributions to shareholders from:
Net investment income:
Class A	(11,016,950)	(22,690,185)	(19,601,881)	(39,989,539)
Class C	(2,706,258)	(5,434,117)	(4,387,123)	(8,975,392)
Advisor Class	(2,001,835)	(4,128,321)	(1,480,132)	(2,702,675)
Total distributions to shareholders	(15,725,043)	(32,252,623)	(25,469,136)	(51,667,606)
Capital share transactions: (Note 2)
Class A	6,115,608	14,726,957	34,807,372	26,523,104
Class C	14,688,253	7,026,977	19,654,312	10,512,758
Advisor Class	23,936,144	(903,464)	19,157,297	6,841,577
Total capital share transactions	44,740,005	20,850,470	73,618,981	43,877,439
Net increase (decrease) in net
assets	51,305,277	16,014,604	94,709,893	43,086,055
Net assets:
Beginning of period	1,070,804,048	1,054,789,444	1,589,156,971	1,546,070,916
End of period	$1,122,109,325	$1,070,804,048	$1,683,866,864	$1,589,156,971
Undistributed net investment income
included in net assets:
End of period	$809,307	$823,845	$1,550,428	$1,808,873

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Six Months Ended		Six Months Ended
	August 31, 2016	Year Ended	August 31, 2016	Year Ended
	(unaudited)	February 29, 2016	(unaudited)	February 29, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$20,448,512	$40,802,641	$23,847,715	$49,484,460
Net realized gain (loss)	804,891	(17,617,662)	(2,675,005)	(13,597,118)
Net change in unrealized appreciation
(depreciation)	20,280,137	5,561,749	23,587,058	(10,645,372)
Net increase (decrease) in net
assets resulting from operations	41,533,540	28,746,728	44,759,768	25,241,970
Distributions to shareholders from:
Net investment income:
Class A	(16,851,129)	(33,895,481)	(17,927,344)	(37,494,624)
Class C	(2,770,322)	(5,517,511)	(4,390,510)	(9,070,810)
Advisor Class	(990,171)	(1,867,443)	(1,087,848)	(1,992,321)
Total distributions to shareholders	(20,611,622)	(41,280,435)	(23,405,702)	(48,557,755)
Capital share transactions: (Note 2)
Class A	45,359,959	19,478,407	23,139,804	(18,546,978)
Class C	12,008,064	5,350,053	9,061,074	7,353,412
Advisor Class	13,062,143	2,186,658	12,994,628	4,365,345
Total capital share transactions	70,430,166	27,015,118	45,195,506	(6,828,221)
Net increase (decrease) in net
assets	91,352,084	14,481,411	66,549,572	(30,144,006)
Net assets:
Beginning of period	1,202,170,767	1,187,689,356	1,300,827,508	1,330,971,514
End of period	$1,293,522,851	$1,202,170,767	$1,367,377,080	$1,300,827,508
Undistributed net investment income
included in net assets:
End of period	$1,210,734	$1,373,844	$3,640,301	$3,198,288

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-three separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2016
Shares sold	5,860,844	$65,622,368	3,845,081	$46,250,125
Shares issued in reinvestment of distributions	1,039,574	11,646,464	805,641	9,697,061
Shares redeemed	(4,182,393)	(46,790,036)	(2,244,861)	(26,980,410)
Net increase (decrease)	2,718,025	$30,478,796	2,405,861	$28,966,776
Year ended February 29, 2016
Shares sold	7,814,439	$86,276,363	5,328,564	$63,493,478
Shares issued in reinvestment of distributions	2,227,478	24,552,064	1,576,345	18,768,039
Shares redeemed	(10,566,055)	(116,439,441)	(5,840,995)	(69,576,385)
Net increase (decrease)	(524,138)	$(5,611,014)	1,063,914	$12,685,132
Class C Shares:
Six Months ended August 31, 2016
Shares sold	1,486,959	$16,920,910	1,019,992	$12,415,280
Shares issued in reinvestment of distributions	129,984	1,479,424	138,763	1,689,216
Shares redeemed	(693,890)	(7,897,081)	(547,047)	(6,649,166)
Net increase (decrease)	923,053	$10,503,253	611,708	$7,455,330
Year ended February 29, 2016
Shares sold	2,078,439	$23,293,031	1,416,306	$17,068,954
Shares issued in reinvestment of distributions	265,797	2,973,921	269,961	3,249,018
Shares redeemed	(1,712,687)	(19,157,294)	(1,388,807)	(16,725,327)
Net increase (decrease)	631,549	$7,109,658	297,460	$3,592,645
Advisor Class Shares:
Six Months ended August 31, 2016
Shares sold	1,842,399	$20,688,677	1,007,068	$12,100,918
Shares issued in reinvestment of distributions	70,217	788,855	75,525	909,022
Shares redeemed	(574,246)	(6,447,998)	(506,610)	(6,078,743)
Net increase (decrease)	1,338,370	$15,029,534	575,983	$6,931,197
Year ended February 29, 2016
Shares sold	1,982,184	$21,932,274	1,233,888	$14,714,278
Shares issued in reinvestment of distributions	120,703	1,333,368	132,482	1,576,906
Shares redeemed	(1,235,241)	(13,669,602)	(837,637)	(9,985,384)
Net increase (decrease)	867,646	$9,596,040	528,733	$6,305,800

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		FRANKLIN TAX-FREE TRUST
	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2016
Shares sold.	962,122	$10,388,482	3,540,858	$42,145,293
Shares issued in reinvestment of distributions	327,882	3,540,416	1,127,637	13,433,859
Shares redeemed	(1,715,693)	(18,483,752)	(3,801,245)	(45,264,100)
Net increase (decrease)	(425,689)	$(4,554,854)	867,250	$10,315,052
Year ended February 29, 2016
Shares sold.	1,647,223	$17,558,558	4,525,783	$53,385,088
Shares issued in reinvestment of distributions	727,255	7,736,395	2,245,230	26,435,783
Shares redeemed	(4,688,972)	(49,917,025)	(9,945,943)	(117,039,159)
Net increase (decrease)	(2,314,494)	$(24,622,072)	(3,174,930)	$(37,218,288)
Class C Shares:
Six Months ended August 31, 2016
Shares sold.	331,751	$3,613,942	853,674	$10,314,378
Shares issued in reinvestment of distributions	72,312	786,564	153,944	1,861,361
Shares redeemed	(483,975)	(5,258,180)	(962,567)	(11,633,824)
Net increase (decrease)	(79,912)	$(857,674)	45,051	$541,915
Year ended February 29, 2016
Shares sold.	555,776	$5,965,233	1,334,158	$15,958,953
Shares issued in reinvestment of distributions	160,393	1,718,758	302,813	3,617,302
Shares redeemed	(1,102,419)	(11,805,088)	(1,674,087)	(20,009,959)
Net increase (decrease)	(386,250)	$(4,121,097)	(37,116)	$(433,704)
Advisor Class Shares:
Six Months ended August 31, 2016
Shares sold.	281,597	$3,039,850	769,590	$9,194,876
Shares issued in reinvestment of distributions	20,957	226,084	53,321	637,248
Shares redeemed	(344,294)	(3,709,876)	(537,995)	(6,438,152)
Net increase (decrease)	(41,740)	$(443,942)	284,916	$3,393,972
Year ended February 29, 2016
Shares sold.	408,759	$4,355,644	926,757	$10,952,343
Shares issued in reinvestment of distributions	44,539	473,356	99,348	1,172,871
Shares redeemed	(343,038)	(3,636,916)	(640,614)	(7,551,096)
Net increase (decrease)	110,260	$1,192,084	385,491	$4,574,118

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FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2016
Shares sold	4,026,614	$51,074,422	6,192,753	$80,606,706
Shares issued in reinvestment of distributions	808,043	10,252,351	1,372,501	17,880,448
Shares redeemed	(4,353,969)	(55,211,165)	(4,890,752)	(63,679,782)
Net increase (decrease)	480,688	$6,115,608	2,674,502	$34,807,372
Year ended February 29, 2016
Shares sold	7,060,587	$88,802,386	9,522,757	$121,924,716
Shares issued in reinvestment of distributions	1,639,646	20,622,216	2,794,799	35,749,309
Shares redeemed	(7,532,903)	(94,697,645)	(10,264,831)	(131,150,921)
Net increase (decrease)	1,167,330	$14,726,957	2,052,725	$26,523,104
Class C Shares:
Six Months ended August 31, 2016
Shares sold	2,079,698	$26,645,047	2,422,595	$31,943,055
Shares issued in reinvestment of distributions	196,947	2,524,542	306,326	4,041,839
Shares redeemed	(1,130,708)	(14,481,336)	(1,239,808)	(16,330,582)
Net increase (decrease)	1,145,937	$14,688,253	1,489,113	$19,654,312
Year ended February 29, 2016
Shares sold	2,700,190	$34,300,299	3,070,809	$39,778,715
Shares issued in reinvestment of distributions	389,438	4,947,962	632,231	8,186,390
Shares redeemed	(2,536,410)	(32,221,284)	(2,892,892)	(37,452,347)
Net increase (decrease)	553,218	$7,026,977	810,148	$10,512,758
Advisor Class Shares:
Six Months ended August 31, 2016
Shares sold	2,698,950	$34,301,204	1,826,579	$23,808,247
Shares issued in reinvestment of distributions	149,000	1,892,224	93,020	1,213,122
Shares redeemed	(965,920)	(12,257,284)	(450,102)	(5,864,072)
Net increase (decrease)	1,882,030	$23,936,144	1,469,497	$19,157,297
Year ended February 29, 2016
Shares sold	2,163,058	$27,240,902	1,660,105	$21,264,348
Shares issued in reinvestment of distributions	310,851	3,912,303	171,436	2,194,497
Shares redeemed	(2,546,226)	(32,056,669)	(1,294,069)	(16,617,268)
Net increase (decrease)	(72,317)	$(903,464)	537,472	$6,841,577

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	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended August 31, 2016
Shares sold	7,142,176	$85,898,666	5,845,761	$60,800,152
Shares issued in reinvestment of distributions	1,270,139	15,281,663	1,533,622	15,991,554
Shares redeemed	(4,647,170)	(55,820,370)	(5,152,357)	(53,651,902)
Net increase (decrease)	3,765,145	$45,359,959	2,227,026	$23,139,804
Year ended February 29, 2016
Shares sold	9,693,283	$114,801,497	9,046,291	$93,331,408
Shares issued in reinvestment of distributions	2,531,731	29,959,351	3,184,465	32,802,159
Shares redeemed	(10,596,108)	(125,282,441)	(14,043,490)	(144,680,545)
Net increase (decrease)	1,628,906	$19,478,407	(1,812,734)	$(18,546,978)
Class C Shares:
Six Months ended August 31, 2016
Shares sold	1,793,766	$21,866,745	2,056,793	$21,656,430
Shares issued in reinvestment of distributions	213,412	2,605,015	367,611	3,878,986
Shares redeemed	(1,022,966)	(12,463,696)	(1,564,073)	(16,474,342)
Net increase (decrease)	984,212	$12,008,064	860,331	$9,061,074
Year ended February 29, 2016
Shares sold	2,257,004	$27,107,526	3,198,901	$33,389,468
Shares issued in reinvestment of distributions	424,151	5,090,911	755,186	7,868,379
Shares redeemed	(2,238,514)	(26,848,384)	(3,253,410)	(33,904,435)
Net increase (decrease)	442,641	$5,350,053	700,677	$7,353,412
Advisor Class Shares:
Six Months ended August 31, 2016
Shares sold	1,430,362	$17,230,170	1,543,379	$16,106,853
Shares issued in reinvestment of distributions	74,645	899,571	85,569	893,404
Shares redeemed	(422,076)	(5,067,598)	(384,358)	(4,005,629)
Net increase (decrease)	1,082,931	$13,062,143	1,244,590	$12,994,628
Year ended February 29, 2016
Shares sold	1,340,229	$15,897,124	1,305,234	$13,472,925
Shares issued in reinvestment of distributions	138,730	1,642,940	156,864	1,617,090
Shares redeemed	(1,300,987)	(15,353,406)	(1,039,848)	(10,724,670)
Net increase (decrease)	177,972	$2,186,658	422,250	$4,365,345

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended August 31, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin	Franklin	Franklin	Franklin
Arizona	Colorado	Connecticut	Michigan
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

0.473%	0.482%	0.519%	0.470%

Franklin	Franklin	Franklin	Franklin
Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

0.471%	0.463%	0.469%	0.466%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the
Funds’ shares for the period:

		Franklin	Franklin	Franklin	Franklin
		Arizona	Colorado	Connecticut	Michigan
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated brokers/dealers		$146,300	$126,762	$26,924	$124,812
CDSC retained		$9,051	$4,479	$2,768	$2,976
		Franklin	Franklin	Franklin	Franklin
		Minnesota	Ohio	Oregon	Pennsylvania
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated brokers/dealers		$125,083	$221,921	$259,492	$171,107
CDSC retained		$7,693	$37,220	$8,878	$6,013

e. Transfer Agent Fees
Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended August 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin	Franklin	Franklin	Franklin
		Arizona	Colorado	Connecticut	Michigan
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees		$55,890	$48,742	$27,424	$114,498
		Franklin	Franklin	Franklin	Franklin
		Minnesota	Ohio	Oregon	Pennsylvania
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees		$94,206	$128,415	$78,961	$128,266

f. Interfund Transactions
Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the period ended August 31,
2016, were as follows:

		Franklin	Franklin
		Connecticut	Ohio
		Tax-Free	Tax-Free
	$	Income Fund	Income Fund
Purchases		—	$—
Sales.		$1,500,000	$7,000,000

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FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 29, 2016, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$—	$2,700,288	$—	$—
2019	—	1,448,482	—	—
Capital loss carryforwards not subject to expiration:
Short term	10,687,787	12,143,696	7,078,540	10,458,135
Long term	29,110,507	4,217,949	14,029,793	3,520,238
Total capital loss carryforwards	$39,798,294	$20,510,415	$21,108,333	$13,978,373

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2017	$1,004,796	$264,319	$—	$—
2018	286,131	—	—	3,499,532
Capital loss carryforwards not subject to expiration:
Short term	7,297,591	16,616,962	12,076,370	9,574,305
Long term	2,664,063	17,410,727	40,480,829	37,290,329
Total capital loss carryforwards	$11,252,581	$34,292,008	$52,557,199	$50,364,166

At August 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Cost of investments	$951,136,765	$697,374,901	$305,158,435	$1,020,559,455

Unrealized appreciation	$87,480,890	$61,267,705	$25,333,673	$72,846,065
Unrealized depreciation	(10,636,228)	(17,235,128)	(8,987,966)	(27,594,005)
Net unrealized appreciation (depreciation)	$76,844,662	$44,032,577	$16,345,707	$45,252,060

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Cost of investments.	$1,039,776,689	$1,536,245,226	$1,156,149,864	$1,269,592,592

Unrealized appreciation	$77,143,718	$128,779,779	$107,658,444	$113,178,027
Unrealized depreciation	(1,080,984)	(5,439,981)	(13,315,480)	(34,100,375)
Net unrealized appreciation (depreciation)	$76,062,734	$123,339,798	$94,342,964	$79,077,652

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2016, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$65,313,531	$52,443,485	$19,547,955	$46,969,700
Sales.	$25,673,153	$12,231,500	$39,975,453	$38,455,000

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$61,703,813	$104,058,544	$62,771,061	$131,762,159
Sales.	$19,398,750	$38,212,777	$29,585,917	$61,202,500

6. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2016, the Funds did not use the Global Credit Facility.

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FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At August 31, 2016, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	IDAR	Industrial Development Authority Revenue
BAM	Build America Mutual Assurance Co.	IDR	Industrial Development Revenue
BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
CDA	Community Development Authority/Agency	MAC	Municipal Assistance Corp.
COP	Certificate of Participation	MBS	Mortgage-Backed Security
CSD	Central School District	MFHR	Multi-Family Housing Revenue
EDA	Economic Development Authority	MFR	Multi-Family Revenue
EDR	Economic Development Revenue	NATL	National Public Financial Guarantee Corp.
ETM	Escrow to Maturity	PBA	Public Building Authority
FHA	Federal Housing Authority/Agency	PCC	Pollution Control Corp.
FICO	Financing Corp.	PCR	Pollution Control Revenue
GNMA	Government National Mortgage Association	RDA	Redevelopment Agency/Authority
GO	General Obligation	RDAR	Redevelopment Agency Revenue
HDA	Housing Development Authority/Agency	SFM	Single Family Mortgage
HDC	Housing Development Corp.	SFMR	Single Family Mortgage Revenue
HFA	Housing Finance Authority/Agency	USD	Unified/Union School District
HFAR	Housing Finance Authority Revenue	XLCA	XL Capital Assurance
ID	Improvement District

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Trust uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Trust’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the
U.S. Securities and Exchange Commission for the first and
third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s
website at sec.gov. The filed form may also be viewed and
copied at the Commission’s Public Reference Room in
Washington, DC. Information regarding the operations of the
Public Reference Room may be obtained by calling (800)
SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date October 26, 2016

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date October 26, 2016